10/31/95 ANNUAL REPORT #5
GLOBAL FIXED INCOME

CHAIRMAN'S LETTER
------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present this Annual Report for the Global Fixed Income Fund for the fiscal year ended October 31, 1995.

Global bond yields fell during the year -- particularly in the second half -- as non-inflationary growth in some countries and the need for economic stimulus in others kept interest rates from rising. We anticipate continued firmness in bond prices as inflation remains generally under control in global markets.

As always, we recommend that investors take a long-term, disciplined approach to the markets. By leaving your money invested for the long term -- five years or more -- you are better able to ride out any bumpy periods.

We appreciate your confidence in Vista. If you have any questions about your Fund -- or the information included in this report -- please call us at 1-800-34-VISTA.

We look forward to hearing from you.

Sincerely,
/s/  FERGUS REID
-------------------
Fergus Reid
Chairman

-------------------------------------------------------------
FUND COMMENTARY

VISTA GLOBAL FIXED INCOME FUND

The Fund benefited from declines in bond yields declined during the year ending October 31, 1995. These declines almost completely reversed the yield increases recorded for the previous period. As a result, the Fund posted a total return of 9.54% for the fiscal year. Exposure to longer-term bonds was reduced steadily throughout the second half of the Fund's fiscal year to begin locking in respectable returns. The move to shorter maturities resulted in a more conservative portfolio stance, which proved to impede performance relative to the industry average, as global bond markets continued their rally. The magnitude of this rally was greater than we expected and came during a period when forecasted growth rates were being exceeded, which normally adversely affects bond performance.

        The Fund's positioning in bonds with longer-dated maturities proved to be correct, although the decision to begin booking profits proved to be premature. Markets remained resilient in the face of strong Gross Domestic Product (GDP), a measure of economic growth, as there was no apparent pick up in inflation. The Federal Reserve was also perceived to have a bias to lower short-term interest rates, which further relieved the market's concerns about inflation.

        The Fund's positions in European bond markets were a positive influence on total return. During the period, the U.S. dollar declined against the Deutschemark and traded within a wide range. The Fund maintained greater positions in dollar-based investments relative to the benchmark to avoid excessive exposure to foreign currencies. This move reduced risk but was the main contributor to relative underperformance against global indices.

        Given the outlook for inflation, we anticipate further steady yield declines, which should produce another period of respectable returns. Current market sentiment will continue until there are signs of a pickup in economic activity, which we do not expect to show in data releases until the middle of 1996.

--------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURN

                             With Sales    Without Sales
 CLASS A SHARES                Charge         Charge
 One Year                       4.61%          9.54%
 Since Inception (12/31/92)     4.98%          6.70%
 CLASS B SHARES              With CDSC*    Without CDSC
 One Year                       3.82%          8.82%
 Since Inception (11/5/93)      2.11%          4.05%


 *Assumes a 5% CDSC for the one-year period and a 4%
  CDSC for the period since inception.

--------------------------------------------------------


-------------------------------------------------------------------------------
                              Growth of $10,000

                                   [GRAPH]


                Vista Global Fixed       Lipper General World
                   Income Fund            Income Fund Index

12/31/92                       9550            10000.00
                           9631.175            10125.73
                9738.29432472691162            10303.48
                9870.69675002861741            10580.08
                9999.73805388265007            10750.89
                9983.32921730774611            10961.59
                9893.01310668424218            10976.33
                10009.9748379947948            11163.62
                10322.7865516821321            11548.60
                10401.2122804698406            11502.64
                 10371.719239977015            11852.07
                10322.4239964410026            11684.72
12/31/93        10346.0857133382885            12301.21
                10382.6827660527739            12673.19
                10247.5588563701732            12420.87
                10209.7155875128295            11912.76
                10153.7719404579647            11968.25
                10084.6100190471454            12012.47
                 10141.920365117503            11770.56
                 10152.021879425389            11998.60
                10121.7173365017311            12253.52
                10172.2249080411609            12101.78
                10303.5445940436784            12083.57
                10212.6309652727047            11741.94
12/31/94        10220.7121767190135            11752.34
                10339.5812944800597            11598.87
                10555.1595210744562            11767.08
                10928.2386745457344            12035.87
                11001.6450081212072            12309.87
                11223.9634247159134            12616.81
                11261.5157187019518            12737.33
                11277.2294615652568            13078.09
                11093.1328985266449            13068.55
                 11244.210803716103            13297.46
10/31/95                   11475.00            13186.47




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT
RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN
CLASS A SHARES OF THE VISTA GLOBAL FIXED INCOME FUND AND THE LIPPER GENERAL WORLD INCOME FUND INDEX FROM DECEMBER 31, 1992 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.50% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER GENERAL WORLD INCOME FUND INDEX FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

-------------------------------------------------------------------------------




                                      3

Vista Mutual Funds
Vista Global Fixed Income Fund
Statement of Assets and Liabilities October 31, 1995
------------------------------------------------------------------------------

ASSETS:
     Investment in Portfolio, at value (Note1)                                $1,921,928
     Receivable for Fund shares sold                                               8,818
     Receivable from Distributor (Note 2)                                         12,233
     Unamortized organization costs (Note1)                                       10,100
                                                                              ----------
               Total Assets                                                    1,953,079
                                                                              ----------

LIABILITIES:
     Dividends payable                                                               677
     Accrued liabilities:
          Distribution fees                                                          578
          Shareholder servicing fees                                                 227
          Other                                                                   27,308
                                                                              ----------
               Total Liabilities                                                  28,790
                                                                              ----------


NET ASSETS:
     Paid-in-capital                                                           1,881,569
     Accumulated undistributed net investment income (loss)                      102,576
     Accumulated undistributed net realized gain on
          investment transactions                                                (59,856)
                                                                              ----------
               Net Assets                                                     $1,924,289
                                                                              ==========
               Class A Shares                                                 $1,515,328
                                                                              ==========
               Class B Shares                                                   $408,961
                                                                              ==========

     Shares of beneficial interest outstanding (no par value;
          unlimited number of shares authorized)
               Class A Shares                                                    142,330
                                                                              ==========
               Class B Shares                                                     38,464
                                                                              ==========

Class A Shares
     Net asset value and redemption price per share (net assets/
          shares outstanding)                                                     $10.65
                                                                              ==========
     Maximum offering price per share
          (net asset value per share/95.50%)                                      $11.15
                                                                              ==========
Class B Shares
     Net asset value and offering price per share (net
          assets/shares outstanding                                               $10.63
                                                                              ==========


                See notes to financial statements.

Vista Mutual Funds
Vista Global Fixed Income Fund
Statement of Operations For the Year Ended October 31, 1995
------------------------------------------------------------------------------

NET INVESTMENT INCOME:
     Investment income from Portfolio                                           $118,476
     Expenses from Portfolio                                                     (21,110)
     Foreign taxes withheld from Portfolio                                          (503)
                                                                               ----------
         Total investment income net of expenses from Portfolio                   96,863
                                                                               ----------

EXPENSES:
     Distribution fees (Note 2)
          Class A                                                                  3,697
          Class B                                                                  2,661
     Administration fee (Note 2)                                                     916
     Shareholder servicing fees (Note 2)                                           4,583
     Sub-administration fee (Note 2)                                                 916
     Printing and postage                                                            978
     Professional fees                                                            14,108
     Registration fees                                                             2,808
     Transfer agent fees                                                          57,001
     Trustee fees (Note 2)                                                           102
     Miscellaneous expenses                                                        3,303
     Amortization of organization costs (Note 1)                                   4,668
                                                                               ----------
           Total expenses                                                         95,741
                                                                               ----------
  Less fees waived (Note 2)                                                       (3,902)
      Less expenses borne by the Distributor (Note 2)                            (76,547)
                                                                               ----------
           Net expenses                                                           15,292
                                                                               ----------
     Net investment income                                                        81,571
                                                                               ----------

REALIZED AND UNREALIZED GAIN  (LOSS) ON INVESTMENTS:
Realized gain (loss) from portfolio on:
     Investment transactions-net                                                  45,354
     Foreign currency transactions-net                                            94,739
Change in unrealized appreciation (depreciation) from portfolio-net              (56,039)
                                                                               ----------
Net realized and unrealized gain on investments and foreign currency
     transactions                                                                 84,054
                                                                               ----------
Net increase in net assets resulting from operations                            $165,625
                                                                               ==========


                   See notes to financial statements.

Vista Mutual Funds
Vista Global Fixed Income Fund
Statement of Changes in Net Assets For the periods indicated
------------------------------------------------------------------------------


                                                                                     ------------------------------
                                                                                        Year               Year
                                                                                        Ended              Ended
                                                                                       10/31/95           10/31/94
                                                                                     ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income                                                                   $81,571            $83,781
Realized gain (loss) from Portfolio-net                                                 140,093            (81,481)
Change in unrealized appreciation/depreciation on
      investments and foreign exchange from portfolio-net                               (56,039)           (35,416)
                                                                                     ------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                                                165,625            (33,116)
                                                                                     ------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1B)
Net investment income
      Class A                                                                           (74,010)           (53,531)
      Class B                                                                           (15,822)            (2,695)
                                                                                     ------------------------------
                                                                                        (89,832)           (56,226)
                                                                                     ------------------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 4):
     Proceeds from shares sold
          Class A                                                                       668,603          1,196,850
          Class B                                                                       327,311            375,505
     Reinvestment of dividends
          Class A                                                                        57,572             51,609
          Class B                                                                        14,292              2,317
     Payments for shares redeemed
          Class A                                                                      (638,879)        (2,156,145)
          Class B                                                                      (227,135)           (94,984)
                                                                                     ------------------------------
Net increase (decrease)  in net assets from transactions
     in shares of beneficial interest                                                   201,764           (624,848)
                                                                                     ------------------------------
Total increase (decrease) in net assets                                                 277,557           (714,190)
NET ASSETS:
     Beginning of year                                                                1,646,732          2,360,922
                                                                                     ------------------------------

     End of year                                                                     $1,924,289         $1,646,732
                                                                                     ==============================


                   See notes to financial statements.

VISTA MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS  October 31, 1995

------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized as a Massachusetts business trust on May 11, 1987, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Global Fixed Income Fund (GFI) is a separate series of the Trust. The Fund offers two classes of shares. Class "A" Shares are sold with a front end sales load and Class "B" Shares, which were first available on November 4, 1993, are sold with a contingent deferred sales load. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and fund servicing expenses, and each class has exclusive voting rights with respect to its distribution plan.

Vista Global Fixed Income Fund utilizes the Master Feeder Fund Structure. Effective October 16, 1995, the offshore partner, Global Bond Fund, withdrew its partnership interests from the Global Fixed Income Portfolio in the form of securities. At the time of the withdrawal, the offshore partner represented a 98.2% interest in the Portfolio. Subsequent to the withdrawal of the offshore partner, the Portfolio temporarily invested its assets in a U.S. Treasury Bill prior to reinvesting in various global fixed income securities.

The Trust seeks to achieve the Fund's investment objective by investing all of the investable assets of the Fund in the Global Fixed Income Portfolio (the "Portfolio") which, like the fund, is a management investment company having the same investment objective as the Fund. The Fund's percentage interest in the Portfolio at October 31,1995, was 99.99%.

The Following is a summary of significant accounting policies followed by the
Fund:

    A. Valuation of Investments -- The Fund records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value.

    B. Investment Income, Expenses, and Distributions to Shareholders -- The Fund records daily its pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Distributions to shareholders are recorded on the ex-dividend date. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
To the extent these "book/tax" differences are permanent in nature (i.e., that they will result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on its federal tax-basis treatment. The reclassifications made for the Fund are as follows: paid in capital and undistributed net realized gain (loss) were decreased by $6,349 and $96,518 respectively and accumulated undistributed net investment income was increased by $102,867. These permanent differences are primarily due to the redesignation of foreign exchange gains and losses for tax purposes.

C. Federal Income Taxes -- The Fund is treated as a separate taxable entity for Federal Income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of the Fund's distributable net income, including any net realized gain on investments. In addition, the Fund intends to make distributions

VISTA MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)

------------------------------------------------------------------------------

as required to avoid excise taxes. Accordingly, no provisions for Federal income or excise tax are necessary.

    D. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the Fund have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning at the commencement of operations of the Fund.

    E. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars, the foreign currency translation policy is more fully discussed in the notes to those financial statements.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Administration Fees -- Pursuant to an Administration Agreement, The Chase Manhattan Bank, N.A. (the "Administrator") serves as administrator of the Fund. The Administrator receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of the respective average daily net assets of the Fund. The Administrator may, from time to time, waive all or a portion of its fees. For the year ended October 31, 1995, the Administrator waived fees of $916.

    B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Fund may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent will receive fees determined by a formula based upon the average number of accounts serviced and the number of transactions processed by such Shareholder Servicing Agent during the period for which payment is being made, and any out-of-pocket expenses incurred, provided that such fees will not exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund. Chase and its affiliates have been the only Shareholder Servicing Agent of the Fund. The Shareholder Servicing Agent may, from time to time, waive all or a portion of its fees. For the year ended October 31, 1995, the Shareholder Servicing Agent waived fees of $2,070.

    C. Distribution and Sub-administration Fees -- Pursuant to a Distribution and Sub-administration Agreement, Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor"), a wholly-owned subsidiary of Concord Holding Corp., a wholly owned subsidiary of The BISYS Group, acts as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. In addition, the distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of the Fund. The Sub-Administrator, may from time to time, waive all or a portion of its fee. For the year ended October 31, 1995 the Sub-Administrator waived fees of $916.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B for the Fund in accordance with Rule 12b-1 under the 1940 Act.

The Class A Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor at annual rates not to exceed 0.25% of the average daily net assets of the Fund for distribution services. The Class B Distribution Plans provide that the Fund shall pay distribution fees including payments to the Distributor at an annual rate not to exceed 0.75% of the average daily net assets of the Class B Shares of the Fund for distribution services.

For the year ended October 31, 1995, the Distributor voluntarily assumed $76,547 in expenses on behalf of the Vista Global Fixed Income Fund.

VISTA MUTUAL FUND
NOTES TO FINANCIAL STATEMENT October 31, 1995 (continued)

------------------------------------------------------------------------------

    D. Other -- Certain officers of the Trust are officers of VBDS or of its parent corporation, BISYS. In addition, the Portfolio has entered into contracts with the Chase Manhattan Bank, N.A. for Investment Advisory and Custodian services.

    On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge which was approved by shareholders of both corporations on December 11, 1995, subject to approval of regulators.

3. INVESTMENT TRANSACTION -- The increase and decrease in the Fund's investment in its related Portfolio during the year ended October 31, 1995, were $1,064,317 and $999,038, respectively.


4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest for the periods indicated, are as follows:

                                                     Class A                        Class B **
                                                    Year Ended                     Year Ended
                                                    ----------                     ----------
                                             10/31/95         10/31/94         10/31/95    10/31/94
                                             --------         --------         --------    --------
CLASS A:
Share sold  . . . . . . . . . . . . . .        64,837          116,088          31,154     36,805
Shares issued in reinvestment of  . . .
  distributions . . . . . . . . . . . .         5,497            5,023           1,364        227
Shares redeemed . . . . . . . . . . . .       (61,739)        (211,713)        (21,704)    (9,382)
                                              --------        ---------        --------    -------
Net increase in shares of beneficial
  interest outstanding  . . . . . . . .         8,595          (90,602)         10,814     27,650
Outstanding shares at:
  Beginning of period . . . . . . . . .       133,735          224,337          27,650         --
                                              -------          -------          ------     ------
  End of period . . . . . . . . . . . .       142,330          133,735          38,464     27,650
                                              =======          =======          ======     ======


---------------
** Commenced offering of shares on 11/4/93


5. FEDERAL INCOME TAX MATTERS -- At October 31, 1995, the Vista Global Fixed Income Fund had a capital loss carryover of approximately $60,000, this will be available to offset capital gains arising through October 31, 2002. During the year the Fund utilized approximately $43,000 of capital losses brought forward. To the extent that these carryover losses are used to offset future gains, the gains so offset will not be distributed to shareholders.

6. RETIREMENT PLAN -- During the year ended October 31, 1995, the Trust adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Trust, who have served as an independent director of the Trust, or other Vista Fund, for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Management has determined that the accrual for prior service costs is not material.

VISTA MUTUAL FUND
NOTES TO FINANCIAL STATEMENT October 31, 1995 (continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout Each Period Indicated

------------------------------------------------------------------------------


                                                                Year ended                12/31/92*        Year          11/4/93*
                                                        -------------------------          through        ended          through
                                                        10/31/95         10/31/94         10/31/93       10/31/95        10/31/94
                                                        --------         --------         --------       --------        --------
                                                                          Class A                                 Class B
                                                         -----------------------------------------        ------------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  . . . . . .        $ 10.21         $ 10.52          $ 10.00         $ 10.20         $ 10.48
                                                         -------         -------          -------         -------         -------

    Income From Investment Operations
        Net Investment Income (Loss)  . . . . . .          0.353           0.464            0.300           0.298           0.339
        Net Gains or (Losses) on Securities
          (both realized and unrealized)  . . . .          0.610          (0.495)           0.550           0.590          (0.382)
                                                           -----         --------           -----           -----         --------
        Total from Investment Operations  . . . .          0.963          (0.031)           0.850           0.888          (0.043)
                                                           -----         --------           -----           -----         --------

    Less Distributions
        Dividends from net investment income  . .          0.523           0.279            0.300           0.463           0.237
        Distributions from paid in CAPITAL  . . .             --              --            0.030              --              --
                                                             ---              --            -----             ---             ---
        Total distributions   . . . . . . . . . .          0.523           0.279            0.330           0.463           0.237
                                                           -----           -----            -----           -----           -----
Net Asset Value, End of Period  . . . . . . . . .        $ 10.65         $ 10.21           $10.52         $ 10.63          $10.20
                                                         =======         =======           ======         =======          ======

Total Return (1)  . . . . . . . . . . . . . . . .          9.54%          (0.66%)          10.42%           8.82%          (0.51%)
                                                           =====         ========          ======           =====         ========

Ratio/Supplemental Data**
    Net Assets, End of Period (000 omitted)   . .        $ 1,515         $ 1,365         $  2,361         $   409         $   282
                                                         -------         -------         --------         -------         -------
Ratio of Expenses to Average Net Assets #   . . .          1.86%           1.86%            1.88%           2.50%           2.50%
Ratio of Net Investment Income (Loss)
    to Average Net Assets #   . . . . . . . . . .          4.58%           3.83%            3.29%           3.92%           3.79%
Ratio of Expense without waivers and
    assumption of expenses to Average Net
    Assets# (2)   . . . . . . . . . . . . . . . .          2.86%           2.86%            2.86%           3.36%           3.36%
Ratio of Net Investment Income (Loss)
    without waivers and assumption of
    expenses to Average Net Assets #  . . . . . .          3.58%           2.83%           (0.09%)          3.06%           2.93%

---------------
(1)   Total return figures do not include the effect of any sales load.
(2)   Not to exceed the maximum statutory expense ratio.
 *    Commenced offering class of shares.
** Ratios include the Fund's share of Portfolio income and expenses, as appropriate.
 #    Short periods have been annualized.

REPORT OF INDEPENDENT ACCOUNTS

TO THE TRUSTEES
AND SHAREHOLDERS OF
MUTUAL FUND GROUP

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista Global Fixed Income Fund, one of the portfolios constituting Mutual Fund Group (hereafter referred to as the "Trust"), at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for a share of beneficial interest outstanding for the periods presented, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY  10036
December 15, 1995

Global Fixed Income Portfolio
Portfolio of Investments  October 31, 1995
------------------------------------------------------------------------------


                                                       Principal
Issuer                                                   Amount             Value
------                                                 ---------            -----
Short-Term Investment -
U.S. Obligation -
U.S. Treasury Bill, due 11/02/95 ................      $1,951,000         $1,950,718
(Cost $1,950,718)



                       See notes to financial statements.

Global Fixed Income Portfolio
Statement of Assets and Liabilities
October 31, 1995
------------------------------------------------------------------------------

ASSETS:
     Investment securities, at value (Note 1)                      $1,950,718
     Cash                                                             121,358
                                                                 -------------
             Total Assets                                           2,072,076
                                                                 -------------

LIABILITIES:
     Accrued liabilities:
          Advisory fees  (Note 2)                                      36,447
          Administration fees (Note 2)                                  2,431
          Organization costs payable                                    8,979
          Other accrued expenses                                      102,290
                                                                 -------------
              Total Liabilities                                       150,147
                                                                 -------------

NET ASSETS APPLICABLE TO INVESTORS'
BENEFICIAL INTERESTS                                               $1,921,929
                                                                 =============

Cost of Investments                                                $1,950,718
                                                                 -------------



                 See notes to financial statements.

Global Fixed Income Portfolio
Statement of Operations
For the year ended October 31, 1995
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1):
     Interest                                                      $5,901,793
     Foreign taxes withheld                                           (25,500)
                                                                 -------------
          Total investment income                                   5,876,293
                                                                 -------------

EXPENSES:
     Advisory fees (Note 2)                                           686,268
     Administration fees (Note 2)                                      45,751
     Accounting fees                                                   81,151
     Custodian fees (Note 2)                                           83,431
     Professional fees                                                 67,137
     Trustee fees                                                       3,928
     Miscellaneous expense                                             44,252
     Amortization of organization costs (Note 1)                       37,511
                                                                 -------------
          Total expenses                                            1,049,429
                                                                 -------------
Net investment income                                               4,826,864
                                                                 -------------

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
     Investments                                                    3,327,402
     Foreign currency transactions                                    314,790
                                                                 -------------
          Net realized gain                                         3,642,192
                                                                 -------------

Change in net unrealized appreciation/depreciation on:
     Investments                                                      240,314
     Foreign currency contracts and foreign
       currency translations                                          209,044
                                                                 -------------
          Change in net unrealized appreciation/
            depreciation                                              449,358
                                                                 -------------

Net realized and unrealized gain                                    4,091,550
                                                                 -------------

Net increase in net assets resulting from operations               $8,918,414
                                                                 =============





                 See notes to financial statements.

Global Fixed Income Portfolio
Statement of Changes in Net Assets For the Periods Indicated
------------------------------------------------------------------------------





                                                                   Year           Year
                                                                  Ended           Ended
                                                                10/31/95        10/31/94
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income                                         $4,826,864      $3,394,228
  Net realized gain (loss) on investments                        3,642,192      (2,416,837)
  Change in net unrealized appreciation/depreciation
    on investments and foreign currency translations               449,358        (637,725)
                                                              ------------------------------
    Increase in net assets resulting from operations             8,918,414         339,666
                                                              ------------------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                                 42,291,581      81,601,783
  Withdrawals                                                 (141,255,554)    (49,030,865)
                                                              ------------------------------
Net increase (decrease)  from transactions in
  investors' beneficial interests                              (98,963,973)     32,570,918
                                                              ------------------------------
    Net increase (decrease) in net assets                      (90,045,559)     32,910,584

NET ASSETS:
  Beginning of period                                           91,967,488      59,056,904
                                                              ------------------------------
  End of period                                                 $1,921,929     $91,967,488
                                                              ==============================





                   See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  October 31, 1995

-------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- The Global Fixed Income Portfolio ("GFP") (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York, USA. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio. The GFP commenced operations on December 31, 1992.

Effective October 16, 1995, the offshore partner, Global Bond Fund, withdrew its partnership interests from the Global Fixed Income Portfolio in the form of securities. At the time of the withdrawal, the offshore partner represented a 98.2% interest in the Portfolio. Subsequent to the withdrawal of the offshore partner, the Portfolio temporarily invested its assets in a U.S. Treasury Bill prior to reinvesting in various global fixed income securities. Concurrent with the withdrawal of the offshore partner, the Portfolio fully amortized the remaining unamortized organization costs.


      The following is a summary of significant accounting policies followed by the Portfolio:

      A. Valuation of Investments -- Purchased options are valued at the last sale price on the exchange on which they are primarily traded.
           Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

      B. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned.

      C. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

      D. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

           (a) Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

           (b) Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

-------------------------------------------------------------------------------

           Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the year, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on security transactions.

           Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

      E. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency, and in an unlimited amount for sales of currency.

      F. Federal Income Taxes and Distributions to Investors -- The Portfolio intends to qualify as a partnership and therefore net income and net realized gains are taxed to the partners. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.


2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      A. Investment Advisory Fees -- The Chase Manhattan Bank, N.A. ("Chase"), a direct wholly-owned subsidiary of The Chase Manhattan Corporation, is the Portfolio's investment adviser (the "Adviser") and custodian (the "Custodian"). The Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement, and for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to .75% of the GFP's average daily net assets.

      B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

-------------------------------------------------------------------------------

      A. Administration Fee -- Pursuant to an Administration Agreement, effective October 16, 1995, Chase ("the Administrator") and prior thereto The Chase Manhattan Trust Corporation Limited provides certain administration services to the Portfolio. For these services, the Administrator and the predecessor administrator, receives from the Portfolio a fee computed at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

      B. Other -- The Portfolio's organizational costs payable are comprised of liabilities owed to the Funds' Distributor, Vista Broker Dealer Services (VBDS).

      On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge, which was approved by shareholders of both corporations on December 11, 1995, subject to the approval of regulators.

3.    INVESTMENT TRANSACTIONS

Purchase and sales of investment (excluding short-term investments) for the year ended October 31, 1995, were as follows:

Purchases (excluding U.S. Government) . . . . . . . . .    $247,272,202
Sales (excluding U.S. Government) . . . . . . . . . . .     302,720,511
Purchases of U.S. Government  . . . . . . . . . . . . .      88,889,704
Sales of U.S. Government  . . . . . . . . . . . . . . .     102,275,881

The portfolio turnover rate for the GFP Portfolio for this period was 624%.

                         REPORT OF INDEPENDENT ACCOUNTS

TO THE TRUSTEES
AND BENEFICIAL INTEREST HOLDERS OF
GLOBAL FIXED INCOME PORTFOLIO

In our opinion, the accompanying statement of assets of liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Global Fixed Income Portfolio (the "Portfolio") at October 31,1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial
statement presentation.   We believe that our audits, which included
confirmation of securities at October 31,1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY  10036
December 15, 1995

                 ---------------------------------------------------------------
                  VISTASM FAMILY OF MUTUAL FUNDS               CHAIRMAN'S LETTER

                                                               December 12, 1995

                            Dear Shareholder:

                                We are pleased to present this Annual Report for
                            the Equity Fund, Bond Fund and Short-Term Bond Fund for the fiscal year ended October 31, 1995.

                            U.S. MARKETS ROAR TO LIFE IN 1995

                                The U.S. financial markets roared to life in
                            1995 as investors correctly anticipated that the economy would undergo a "soft landing" on the heels of the Fed's rate hikes in 1994. All in all, it was an outstanding year for U.S. equity investors -- one of the best of the past century. Bond investors also fared well, with the yield on 30-year bonds dropping from 7.96% to 6.32% over the 12-month period, sending the value of bonds soaring.

                            STRONG STOCK AND BOND SELECTIONS BOOST INVESTMENT RETURNS

                                The Vista funds performed well during the period
                            under review -- a result of both the positive economic environment for the U.S. financial markets and timely stock and bond selection decisions by the fund managers. Given the sizeable gains in the U.S. stock and bond markets during the past year, Vista fund managers are cautiously optimistic about these markets in the months ahead.

                                As always, we recommend that investors take a
                            long-term, disciplined approach to the markets. By leaving your money invested for the long term -- five years or more -- you should be able to ride out bumpy periods.

                                We appreciate your confidence in Vista. If you
                            have any questions about your Fund, or the information included in this report, please call us at 1-800-34-VISTA.

                                We look forward to hearing from you.

                                                Sincerely,

                                                /s/ FERGUS REID
                                                ----------------
                                                Fergus Reid
                                                Chairman

                            INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

---------------------------------------

CONTENTS

CHAIRMAN'S LETTER            1
FUND COMMENTARY            2-4
PORTFOLIO OF INVESTMENTS   5-9
FINANCIAL STATEMENTS     10-12
NOTES TO FINANCIAL
STATEMENTS               13-16
PER SHARE DATA           17-18

-------------------------------------------------------
                                        FUND COMMENTARY

VISTA EQUITY FUND

     For the fiscal year ended October 31, 1995, the Vista
Equity Fund had a total return of 20.41%.

     In late 1994, uncertainty dominated the stock market as economic signals remained unclear. Economic conditions soon began to improve, however, characterized by low inflation, solid corporate earnings results and a firmer
U.S. dollar.

     In the second and third quarters of 1995, the market climbed to record highs as the threat of inflation dissipated and on lower short-term interest rates. Cyclical issues soared on economic news, while technology issues outperformed on very strong earnings results. The market was further helped as the dollar stabilized against major foreign currencies. The fiscal period ended on a negative note for equities on disappointing third-quarter earnings results in the cyclical area and mixed economic data.

     Going forward, we see the most promise in the basic industry, capital goods, technology and transportation sectors; we also like some consumer cyclical and financial issues. Overall, we believe that the Fund is positioned to perform well in the months ahead as economic conditions remain positive for growth stocks.


 --------------------------------------
      AVERAGE ANNUAL     TOTAL RETURN
                        SINCE INCEPTION
  1 YEAR     3 YEARS       11/30/90
 ---------  ---------  ----------------
  20.41%     11.98%       14.12%

 --------------------------------------



                               GROWTH OF $10,000

                                [GRAPHIC HERE]

               Equity Fund     Lipper Growth Fund Index
11/30/90       10000           10000
               10300           10349.38
               10703.60        11045.22
               11405.15        11860.43
               11675.75        12145.27
               11656.1         12173.11
               12140.09        12704.71
               11525.02        11957.43
               12108.84        12630.41
               12498.12        12993.31
               12313.73        12895.89
               12497.87        13108.87
               12023.91        12558.39
12/31/91       13517.89        14034.86
               13221.51        14013.17
               13283.68        14262.48
               12972.83        13813.35
               13177.92        13793.04
               13292.51        13940.42
               13021.66        13541.35
               13599.64        13987.25
               13351.20        13674.09
               13534.83        13885.74
               13643.89        14132.50
               14089.27        14861.70
12/31/92       14221.3         15106.07
               14221.3         15321.96
               14265.2         15121.18
               14585.62        15554.61
               14210.49        15133.80
               14530.45        15734.66
               14587.82        15783.82
               14510.11        15764.62
               15020.79        16435.59
               14931.98        16541.44
               15244.69        16814.98
               15155.34        16473.61
12/31/93       15447.95        16915.16
               16053.99        17500.90
               15614.32        17213.09
               14971.44        16409.17
               15114.83        16540.37
               15329.9         16620.08
               15034.77        16050.41
               15419.35        16504.84
               16056.32        17208.74
               15608.04        16837.99
               15910.29        17158.78
               15378.33        16505.74
12/31/94       15482.3         16649.40
               15651.59        16710.07
               16359.53        17327.74
               16770.44        17852.71
               17080.15        18358.16
               17699.55        18913.62
               18120.75        19763.46
               18915.38        20718.63
               19055.61        20937.34
               19485.65        21558.77
10/31/95       19156.98        21272.66


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN THE VISTA EQUITY FUND AND THE LIPPER GROWTH FUND INDEX FROM NOVEMBER 30, 1990 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER GROWTH FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST GROWTH FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE LIPPER GROWTH FUND INDEX ARE REPRESENTATIVE OF THE MARKET.
-------------------------------------------------------------------------------

                 ---------------------------------------------------------------
                   FUND COMMENTARY

                   VISTA BOND FUND

                        For the fiscal year ended October 31, 1995, the Vista
                   Bond Fund had a total return of 15.83%.

                        During the first half of the period, from October 31,
                   1994 through April 30, 1995, the Federal Reserve decided to increase short-term interest rates in an effort to stem higher inflation. As a result, yields on Treasury bills and other short-term bonds rose, causing bond prices to decline. The higher interest rates, however, began to negatively affect the economic recovery. Then, late in the year and into early 1995, interest rates -- and bond yields -- began to turn lower as fears of an overheating U.S. economy and of renewed inflation eased.

                        Beginning in May 1995, the U.S. bond market began to
                   rally as investors became convinced of an economic slowdown and scrambled to invest in the bond market; the general view was that the Fed would ease rates, thereby sending bond values higher. In July, the Fed cut short-term interest rates, which immediately sent bond prices higher; however, stronger-than-expected economic data began to emerge. For the remainder of the period, the bond market continued to gain steadily as interest rates remained stable. The economy continued to exhibit signs of slow growth and low inflation -- a positive combination for bonds.

                        Going forward, we expect interest rates to continue to
                   remain in a fairly tight trading range and feel the economic environment will continue to support higher bond prices with slow economic growth and moderate inflation. These factors should help to provide the Fund with good buying opportunities in the future.

----------------------------------------
       AVERAGE ANNUAL TOTAL RETURN

                        SINCE INCEPTION
   1 YEAR     3 YEARS      11/30/90
  ---------  --------- -----------------
   15.83%      7.68%         9.14%
  --------------------------------------



              GROWTH OF $10,000

                [GRAPH HERE]

                  Bond Fund            Lipper Corp Debt BBB Index
11/30/90          10000.00             10000
                  10000.00             10157.51
                  10191.00             10278.54
                  10286.59             10400.68
                  10337.72             10484.13
                  10465.74             10625.06
                  10504.85             10693.59
                  10482.47             10663.75
                  10612.58             10795.29
                  10849.77             11046.20
                  11064.00             11299.32
                  11161.61             11397.70
                  11272.68             11491.10
12/31/91          11649.76             11877.97
                  11502.86             11752.51
                  11540.05             11822.15
                  11485.62             11782.36
                  11544.79             11844.26
                  11745.05             12085.22
                  11915.63             12262.07
                  12232.89             12600.30
                  12326.81             12716.36
                  12512.28             12871.11
                  12316.18             12644.52
                  12283.00             12660.55
12/31/92          12480.59             12871.67
                  12740.70             13152.43
                  12995.28             13463.03
                  13043.63             13545.93
                  13133.75             13647.62
                  13128.98             13680.78
                  13399.71             13988.06
                  13476.76             14117.94
                  13763.48             14447.33
                  13829.13             14489.33
                  13871.89             14590.47
                  13717.21             14421.91
12/31/93          13776.42             14519.73
                  13970.02             14770.09
                  13671.29             14448.99
                  13388.78             14037.25
                  13281.01             13868.69
                  13351.11             13831.11
                  13242.20             13773.08
                  13470.21             14007.96
                  13492.22             14063.23
                  13304.69             13868.69
                  13274.57             13823.92
                  13244.28             13785.79
12/31/94          13339.64             13853.22
                  13589.34             14072.63
                  13876.70             14392.63
                  13968.49             14505.93
                  14154.47             14760.71
                  14738.67             15398.49
                  14859.43             15404.02
                  14787.68             15365.33
                  14965.25             15584.19
                  15128.43             15758.28
10/31/95          15376.60             15810.78

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN THE VISTA BOND FUND AND THE LIPPER CORPORATE DEBT BBB INDEX FROM NOVEMBER 30, 1990 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER CORPORATE DEBT BBB INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST CORPORATE DEBT FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE LIPPER CORPORATE DEBT BBB INDEX ARE REPRESENTATIVE OF THE MARKET.

--------------------------------------------------------------------------------

-------------------------------------------------------
                                        FUND COMMENTARY

VISTA SHORT-TERM BOND FUND

       For the fiscal year ended October 31, 1995, the Vista Short-Term Bond Fund had a total return of 7.37%.

       During the first half of the period, from October
31, 1994 through April 30, 1995, the Federal Reserve decided to increase short-term interest rates in an effort to stem higher inflation. As a result, yields on Treasury bills and other short-term bonds rose, causing bond prices to decline. The higher interest rates, however, began to negatively affect the economic recovery. Then, late in the year and into early 1995, interest rates -- and bond yields -- began to turn lower as fears of an overheating U.S. economy and of renewed inflation eased.

       Beginning in May 1995, the U.S. bond market began to rally as investors became convinced of an economic slowdown and scrambled to invest in the bond market; the general view was that the Fed would ease rates, thereby sending bond values higher. In July, the Fed cut short-term interest rates, which immediately sent bond prices higher; however, stronger-than-expected economic data began to emerge. For the remainder of the period, the bond market continued to gain steadily as interest rates remained stable. The economy continued to BENCHMARK. exhibit signs of slow growth and low inflation -- a positive combination for bonds.

       Going forward, we expect interest rates to continue to remain in a fairly tight trading range and feel the economic environment will continue to support higher bond prices with slow economic growth and moderate inflation.
These factors should help to provide the Fund with good buying opportunities in the future.

-------------------------------------
     AVERAGE ANNUAL TOTAL RETURN

                     SINCE INCEPTION
 1 YEAR     3 YEARS     11/30/90
---------  --------------------------
  7.37%      4.81%        5.81%
-------------------------------------


                               GROWTH OF $10,000

                                 [GRAPH HERE]

                       Short-Term Bond Fund             Lipper Short Investment Grade Debt Index
11/30/90               10000.00                         10000
                       10070.00                         10098.66
                       10131.00                         10170.10
                       10211.81                         10247.49
                       10262.66                         10335.94
                       10344.38                         10443.95
                       10403.88                         10518.79
                       10438.73                         10548.56
                       10517.49                         10648.07
                       10616.48                         10801.16
                       10693.91                         10927.03
                       10782.29                         11038.44
                       10860.60                         11154.11
12/31/91               10989.26                         11335.26
                       10981.05                         11288.48
                       11016.52                         11331.00
                       11026.27                         11321.64
                       11115.32                         11407.54
                       11191.74                         11525.76
                       11280.62                         11661.84
                       11371.01                         11822.58
                       11437.47                         11919.54
                       11516.58                         12031.80
                       11469.51                         11945.90
                       11476.26                         11923.79
12/31/92               11543.23                         12025.85
                       11643.02                         12172.13
                       11704.54                         12295.45
                       11746.87                         12349.03
                       11798.59                         12423.87
                       11792.82                         12425.57
                       11855.44                         12542.94
                       11883.39                         12582.06
                       11947.72                         12700.28
                       11986.48                         12745.36
                       12012.44                         12784.48
                       12034.95                         12771.72
12/31/93               12067.06                         12832.10
                       12121.96                         12925.65
                       12094.41                         12831.25
                       12078.78                         12718.99
                       12064.30                         12648.40
                       12098.22                         12656.05
                       12145.64                         12659.45
                       12207.89                         12757.26
                       12245.89                         12799.78
                       12259.43                         12771.71
                       12297.74                         12789.57
                       12298.98                         12757.25
12/31/94               12353.81                         12739.39
                       12457.69                         12875.47
                       12573.34                         13049.82
                       12644.04                         13124.66
                       12715.06                         13243.73
                       12864.12                         13491.22
                       12935.80                         13572.02
                       12996.24                         13604.34
                       13056.96                         13698.74
                       13116.66                         13768.48
10/31/95               13204.02                         13880.74

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN THE VISTA SHORT-TERM BOND FUND AND THE LIPPER SHORT INVESTMENT GRADE DEBT INDEX FROM NOVEMBER 30, 1990 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE THE LIPPER SHORT INVESTMENT GRADE DEBT INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST SHORT INVESTMENT GRADE DEBT FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE LIPPER

SHORT INVESTMENT GRADE DEBT INDEX ARE REPRESENTATIVE OF THE MARKET.

--------------------------------------------------------------------------------

VISTA EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

                 Issuer                    Shares       Value
----------------------------------------- --------   ------------
LONG-TERM INVESTMENTS -- 97.6%
COMMON STOCK -- 97.6%
Aerospace -- 3.5%
AlliedSignal, Inc. ......................    9,400   $    399,500
General Motors Class H...................   14,500        609,000
Loral Corp. .............................   16,800        497,700
United Technologies, Corp. ..............    4,800        426,000
                                                     ------------
                                                        1,932,200
                                                     ------------
Agriculture -- 1.6%
Case Corp. ..............................   10,500        400,312
Deere & Co. .............................    5,400        482,625
                                                     ------------
                                                          882,937
                                                     ------------
Airlines -- 0.5%
AMR Corp.*...............................    4,300        283,800
                                                     ------------
Automotive -- 3.2%
Chrysler Corp. ..........................    7,602        392,453
Echlin, Inc. ............................   16,300        582,725
Ford Motor Company.......................   16,500        474,375
General Motors Corp. ....................    7,300        319,375
                                                     ------------
                                                        1,768,928
                                                     ------------
Banking -- 5.3%
Bank of New York Company, Inc. ..........   14,400        604,800
Citicorp.................................   14,200        921,225
First Bank System Inc. ..................    7,800        388,050
First Interstate Bankcorp................    3,500        451,500
NationsBank Corp. .......................    5,400        355,050
Norwest Corp. ...........................    8,500        250,750
                                                     ------------
                                                        2,971,375
                                                     ------------
Chemicals -- 3.1%
Air Products & Chemicals, Inc. ..........   10,000        516,250
duPont (EI) deNemours and Co. ...........   12,800        798,400
Eastman Chemical Co. ....................    6,700        398,650
                                                     ------------
                                                        1,713,300
                                                     ------------
Computer Software -- 2.2%
Computer Associates International Inc. ..   12,750        701,250
General Motors Corp., Class E............   10,600        499,525
                                                     ------------
                                                        1,200,775
                                                     ------------
Computers/Computer Hardware -- 5.9%
Apple Computer Inc. .....................    9,400        341,338
Compaq Computer Corp.*...................   22,400      1,248,800
Sun Microsystems, Inc.*..................   21,700      1,692,600
                                                     ------------
                                                        3,282,738
                                                     ------------
Construction Machinery -- 1.3%
Caterpillar Inc. ........................   12,500        701,563
                                                     ------------
Consumer Products -- 2.5%
Black & Decker Corp. ....................   17,100        579,262
Procter & Gamble Co. ....................    4,600        372,600
Whirlpool Corp. .........................    8,000        424,000
                                                     ------------
                                                        1,375,862
                                                     ------------

                 Issuer                    Shares       Value
----------------------------------------- --------   ------------
Diversified -- 1.4%
ITT Corp. ...............................    2,600   $    318,500
Textron, Inc. ...........................    6,500        446,875
                                                     ------------
                                                          765,375
                                                     ------------
Electronics/Electrical Equipment -- 3.3%
General Electric Co. ....................    5,400        341,550
Hewlett-Packard Co. .....................    4,000        370,500
Texas Instruments Inc. ..................   16,300      1,112,475
                                                     ------------
                                                        1,824,525
                                                     ------------
Environmental Services -- 0.7%
Browning-Ferris Industries, Inc. ........   12,800        372,800
                                                     ------------
Financial Services -- 4.3%
American General Delaware................   17,000        558,875
Dean Witter, Discover & Co. .............    9,300        462,675
Donaldson Lufkin & Jenrette Inc.*........   10,000        297,500
Federal Home Loan Mortgage Corp. ........    5,000        346,250
Federal National Mortgage Assoc..........    6,900        723,638
                                                     ------------
                                                        2,388,938
                                                     ------------
Food/Beverages -- 5.8%
Anheuser-Busch Companies, Inc. ..........    5,000        330,000
Archer Daniels - Midland Corp. ..........   16,275        262,434
Coca-Cola Co. ...........................    4,800        345,000
Coca-Cola Enterprises, Inc. .............   11,000        292,875
ConAgra, Inc. ...........................   11,500        444,188
PepsiCo., Inc. ..........................    9,200        485,300
Philip Morris Companies, Inc. ...........    5,300        447,850
Quaker Oats Co. .........................    8,300        283,238
Sara Lee Corp. ..........................   10,700        314,313
                                                     ------------
                                                        3,205,198
                                                     ------------
Health Care -- 3.4%
Baxter International Inc. ...............   14,000        540,750
Columbia/HCA Healthcare Corp. ...........    9,000        442,125
Manor Care, Inc. ........................   12,600        412,650
Tenet Healthcare Corp.*..................   27,000        482,625
                                                     ------------
                                                        1,878,150
                                                     ------------
Insurance -- 4.1%
Allstate Corp. ..........................    8,806        323,621
American International Group Inc. .......    7,650        645,469
Chubb Corp. .............................    5,300        476,337
St. Paul Companies, Inc. ................    9,600        487,200
Transamerica Corp. ......................    5,000        338,750
                                                     ------------
                                                        2,271,377
                                                     ------------
Manufacturing -- 3.6%
Eaton Corp. .............................    5,300        271,625
Johnson Controls Inc. ...................   13,600        792,200
Kennametal Inc. .........................    8,200        255,225
Varity Corp.*............................   18,500        670,625
                                                     ------------
                                                        1,989,675
                                                     ------------
Metals/Mining -- 3.1%
Aluminum Co. of America (ALCOA)..........   14,400        734,400
Inco, Ltd. ..............................   20,100        690,938
Phelps Dodge Corp. ......................    5,000        316,875
                                                     ------------
                                                        1,742,213
                                                     ------------

                       See notes to financial statements.

VISTA EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                 Issuer                    Shares       Value
----------------------------------------- --------   ------------
Oil & Gas -- 7.8%
Amoco Corp. .............................    6,800   $    434,350
British Petroleum PLC, ADR...............    5,000        441,250
Halliburton Company......................   19,600        813,400
Mobil Corp. .............................    7,600        765,700
Panhandle Eastern Corp. .................   34,100        861,025
Phillips Petroleum Co. ..................    8,500        274,125
Unocal Corp. ............................   14,800        388,500
Williams Companies, Inc. ................    9,100        351,487
                                                     ------------
                                                        4,329,837
                                                     ------------
Paper/Forest Products -- 3.6%
Champion International Corp. ............   15,900        850,650
Mead Corp. ..............................    9,100        524,387
Willamette Industries Inc. ..............   10,700        620,600
                                                     ------------
                                                        1,995,637
                                                     ------------
Pharmaceuticals -- 3.4%
Abbot Laboratories,......................    7,500        298,125
Allergan, Inc. ..........................   18,000        528,750
Schering-Plough Corp. ...................    8,000        429,000
Upjohn Company...........................    6,200        314,650
Warner-Lambert Co. ......................    3,800        323,475
                                                     ------------
                                                        1,894,000
                                                     ------------
Printing & Publishing -- 1.0%
Harcourt General, Inc. ..................   14,200        562,675
                                                     ------------
Restaurants/Food Service -- 0.7%
McDonald's Corp. ........................    9,100        373,100
                                                     ------------
Retailing -- 6.8%
American Stores Co. .....................   14,300        427,212
Circuit City Stores, Inc. ...............   19,000        634,125
Dayton-Hudson Corp. .....................    9,700        666,875
J.C. Penney Company, Inc. ...............    6,500        273,812
Kroger Co.*..............................   21,000        700,875
May Department Stores Inc. ..............   13,000        510,250
Mercantile Stores Inc. ..................    5,500        246,812
Sears Roebuck & Co. .....................    9,500        323,000
                                                     ------------
                                                        3,782,961
                                                     ------------

                 Issuer                    Shares       Value
----------------------------------------- --------   ------------
Shipping/Transportation -- 2.7%
Conrail Inc. ............................    8,300   $    570,625
CSX Corp. ...............................    7,400        619,750
Ryder System, Inc. ......................   12,000        289,500
                                                     ------------
                                                        1,479,875
                                                     ------------
Steel -- 0.7%
USX-US Steel Group, Inc. ................   14,000        418,250
                                                     ------------
Telecommunications -- 5.4%
AT & T Corp. ............................    7,400        473,600
Ameritech Corp. .........................    5,500        297,000
Frontier Corp. ..........................   12,500        337,500
GTE Corp. ...............................   14,000        577,500
MCI Communications Corp. ................   17,000        423,938
NYNEX Corp. .............................    6,800        319,600
Tele-Communications Inc., Class A*.......   14,200        241,400
U S West, Inc. ..........................    7,000        333,375
                                                     ------------
                                                        3,003,913
                                                     ------------
Tire & Rubber -- 0.5%
Goodyear Tire & Rubber, Inc. ............    7,800        296,400
                                                     ------------
Toys & Games -- 0.9%
Mattel, Inc. ............................   17,000        488,750
                                                     ------------
Utilities -- 5.3%
CINergy Corp. ...........................   11,500        326,312
CMS Energy Corp. ........................   17,000        469,625
FPL Group Inc. ..........................   16,900        707,688
Nipsco Industries Inc. ..................   11,900        434,350
Pinnacle West Capital Corp. .............   23,000        632,500
Southern Co. ............................   15,000        358,125
                                                     ------------
                                                        2,928,600
                                                     ------------
TOTAL INVESTMENTS --
  (COST $43,220,276).....................    97.6%   $ 54,105,727
                                                     ============
---------------
*   = Non-income producing security.
ADR = American Depository Receipts.

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

                                         Principal
                Issuer                    Amount         Value
--------------------------------------- -----------   ------------
LONG-TERM INVESTMENTS -- 97.6%
CORPORATE BONDS -- 26.7%
Airlines -- 2.5%
AMR Corp.,
 9.880%, due 06/15/20.................. $   370,000   $    428,179
AMR Corp.,
 10.000%, due 02/01/01.................     880,000        996,864
                                                      ------------
                                                         1,425,043
                                                      ------------
Banking -- 2.3%
Bankers Trust of New York,
 8.250%, due 07/02/96..................   1,000,000      1,013,930
First Chicago,
 9.875%, due 08/15/00..................     250,000        283,405
                                                      ------------
                                                         1,297,335
                                                      ------------
Chemicals -- 0.9%
duPont (EI) deNemours,
 8.650%, due 12/01/97..................     500,000        524,985
                                                      ------------
Computers/Computer Hardware -- 0.9%
International Business Machines,
 7.000%, due 10/30/25..................     500,000        491,250
                                                      ------------
Electronics/Electrical
 Equipment -- 2.4%
General Electric Co.,
 7.875%, due 05/01/96..................   1,360,000      1,372,335
                                                      ------------
Financial Services -- 8.2%
Associates Corp., N.A.,
 7.920%, due 11/19/98..................     250,000        262,228
CIT Group Holdings,
 8.750%, due 04/15/98..................     500,000        529,840
Commercial Credit,
 5.900%, due 09/01/03..................     500,000        479,650
Ford Motor Credit Corp.,
 6.250%, due 11/08/00..................     500,000        497,500
Ford Motor Credit Corp.
 9.850%, due 02/27/96..................   1,000,000      1,011,430
General Motors Acceptance Corp.,
 6.300%, due 09/10/97..................     300,000        301,152
General Motors Acceptance Corp.,
 8.800%, due 04/04/96..................     400,000        404,340
Lehman Brothers Holdings,
 7.625%, due 07/15/99..................     300,000        308,775
Merrill Lynch,
 7.000%, due 04/27/08..................     500,000        503,560
Morgan Stanley Group,
 7.500%, due 09/01/99..................     400,000        414,828
                                                      ------------
                                                         4,713,303
                                                      ------------
Food/Beverage -- 0.7%
Philip Morris Companies, Inc.,
 9.250%, due 12/01/97..................     400,000        423,568
                                                      ------------

                                         Principal
                Issuer                    Amount         Value
--------------------------------------- -----------   ------------
Oil & Gas -- 1.9%
BP America Inc.,
 8.750%, due 02/01/03.................. $   500,000   $    569,735
Tenneco Credit,
 10.125%, due 12/01/97.................     500,000        538,250
                                                      ------------
                                                         1,107,985
                                                      ------------
Shipping/Transportation -- 1.5%
Hertz Corp.,
 6.625%, due 07/15/00..................     575,000        573,361
Ryder System, Inc.,
 7.540%, due 09/20/99..................     250,000        260,360
                                                      ------------
                                                           833,721
                                                      ------------
Telecommunications -- 2.6%
Pacific Bell Corp.,
 6.625%, due 10/15/34..................     500,000        461,020
Southwestern Bell Telephone Corp.,
 8.300%, due 06/01/96..................   1,000,000      1,012,880
                                                      ------------
                                                         1,473,900
                                                      ------------
Utilities -- 2.8%
National Rural Utilities,
 9.820%, due 01/21/99..................     500,000        552,680
Orange & Rockland Utility Corp.,
 6.500%, due 10/15/97..................     500,000        503,305
Southern California Edison Corp.,
 8.250%, due 02/01/00..................     500,000        536,035
                                                      ------------
                                                         1,592,020
                                                      ------------
TOTAL CORPORATE BONDS
 (Cost $14,794,016)....................                 15,255,445
                                                      ------------
YANKEE SECTOR -- 2.8%
Banking
ABN-AMRO Holdings,
 7.250%, due 05/31/05..................     500,000        519,020
International Bank for Reconstruction &
 Development,
 8.200%, due 03/15/11..................     500,000        560,625
International Bank for Reconstruction &
 Development,
 9.350%, due 04/01/96..................     500,000        506,715
                                                      ------------
TOTAL YANKEE SECTOR
 (Cost $1,543,508).....................                  1,586,360
                                                      ------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 66.9%
U.S. Treasury Linked Custody
  Receipts -- 0.8%
 6.000%, due 08/15/09..................     500,000        476,460
                                                      ------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                         Principal
                Issuer                    Amount         Value
--------------------------------------- -----------   ------------
U.S. Treasury Bonds -- 24.4%
 7.125%, due 02/15/23.................. $ 1,050,000   $  1,143,188
 7.500%, due 11/15/16..................   3,832,000      4,310,387
 7.625%, due 11/15/22..................   1,200,000      1,382,436
 8.125%, due 05/15/21..................   3,120,000      3,772,267
 8.500%, due 02/15/20..................   1,500,000      1,875,240
 8.750%, due 08/15/20..................     677,000        868,781
 9.250%, due 02/15/16..................     500,000        661,560
                                                      ------------
                                                        14,013,859
                                                      ------------
U.S. Treasury Notes -- 38.5%
 4.750%, due 08/31/98..................     600,000        585,186
 5.125%, due 02/28/98..................     500,000        494,140
 5.125%, due 03/31/98..................   1,500,000      1,481,490
 5.250%, due 07/31/98..................     600,000        593,250
 5.500%, due 04/15/00..................     500,000        494,920
 5.750%, due 08/15/03..................   1,000,000        986,410
 6.000%, due 10/15/99..................     250,000        252,070
 6.250%, due 02/15/03..................   1,000,000      1,017,660
 6.375%, due 01/15/00..................   2,000,000      2,041,240
 6.375%, due 08/15/02..................   1,080,000      1,107,842
 6.375%, due 01/15/99..................   1,300,000      1,324,583
 6.500%, due 05/15/05..................     400,000        414,000
 6.750%, due 04/30/00..................     954,000        988,583
 6.875%, due 04/30/97..................     700,000        712,684
 7.125%, due 10/15/98..................     530,000        550,204
 7.250%, due 08/15/04..................     915,000        990,771
 7.250%, due 11/30/96..................   1,000,000      1,016,560
 7.625%, due 04/30/96..................     480,000        484,723
 7.625%, due 05/31/96..................     335,000        338,769
 7.875%, due 11/15/04..................   1,000,000      1,127,030
 7.875%, due 04/15/98..................     362,000        379,930
 8.000%, due 05/15/01..................     425,000        467,763
 8.250%, due 07/15/98..................     147,000        156,257
 8.500%, due 11/15/00..................     550,000        613,420
 8.500%, due 07/15/97..................   1,450,000      1,516,830
 8.750%, due 10/15/97..................   1,300,000      1,373,931
 8.875%, due 05/15/00..................     500,000        561,095
                                                      ------------
                                                        22,071,341
                                                      ------------

                                         Principal
                Issuer                    Amount         Value
--------------------------------------- -----------   ------------
Federal National Mortgage Association
 Bonds -- 3.2%
 8.150%, due 05/11/98.................. $   760,000   $    800,850
 9.200%, due 09/11/00..................     900,000      1,019,106
                                                      ------------
                                                         1,819,956
                                                      ------------
TOTAL U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS
 (Cost $36,169,792)....................                 38,381,616
                                                      ------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS -- 1.2%
Federal Home Loan Mortgage Corp., Ser.
  1261, Class M,
  8.000%, due 02/15/03.................     500,000        513,590
Federal National Mortgage Association,
 Ser. 1993-39, Class E,
 5.500%, due 11/25/97..................     198,835        197,095
                                                      ------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Cost $702,336).......................                    710,685
                                                      ------------
TOTAL LONG-TERM INVESTMENTS
 (Cost $53,209,652)....................                 55,934,106
                                                      ------------
SHORT-TERM INVESTMENTS -- 1.5%
COMMERCIAL PAPER --
Morgan Stanley Group,
  5.920%, due 11/01/95
  (Cost $827,000)......................     827,000        827,000
                                                      ------------
TOTAL INVESTMENTS --
 (COST $54,036,652)....................       99.1%   $ 56,761,106
                                                      ============

                       See notes to financial statements.

VISTA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

                                         Principal
                Issuer                    Amount         Value
--------------------------------------- -----------   ------------
LONG-TERM INVESTMENTS -- 89.3%
CORPORATE BONDS AND NOTES -- 27.5%
Financial Services -- 21.3%
Associates Corp., N. A.,
 >6.000%, due 12/01/95................. $ 1,000,000   $    999,400
CNA Financial,
 8.625%, due 03/01/96..................     500,000        503,685
Dow Capital BV,
 5.750%, due 09/15/97..................     250,000        248,470
Dow Capital BV,
 8.250%, due 02/15/96..................     500,000        502,820
Ford Motor Credit Corp.,
 9.850%, due 02/27/96..................   1,000,000      1,011,430
General Motors Acceptance Corp.,
 7.750%, due 12/10/96..................     200,000        203,698
Household Finance Corp.,
 7.500%, due 03/15/97..................     500,000        510,160
Lehman Brothers Holdings,
 5.890%, due 01/12/99..................   1,000,000        977,290
Merrill Lynch,
 5.875%, due 12/01/95..................     900,000        899,298
Morgan Stanley Group,
 8.875%, due 04/01/96..................     475,000        480,154
PACCAR Financial Corp.,
 4.530%, due 10/21/96..................   1,400,000      1,380,750
                                                      ------------
                                                         7,717,155
                                                      ------------
Food and Beverage Products -- 2.0%
PepsiCo, Inc.,
 5.000%, due 02/24/97..................     215,000        212,439
PepsiCo, Inc.,
 7.875%, due 08/15/96..................     500,000        506,930
                                                      ------------
                                                           719,369
                                                      ------------
Telecommunications -- 4.2%
Pacific Northwest Bell Telephone Corp.,
 7.500%, due 12/01/96..................   1,000,000      1,015,160
Southwestern Bell Telephone Corp.,
 8.300%, due 06/01/96..................     500,000        506,440
                                                      ------------
                                                         1,521,600
                                                      ------------
TOTAL CORPORATE BONDS
 AND NOTES
 (Cost $10,002,277)....................                  9,958,124
                                                      ------------

                                         Principal
                Issuer                    Amount         Value
--------------------------------------- -----------   ------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS -- 61.8%
U.S. Treasury Notes -- 53.6%
 4.375%, due 08/15/96.................. $ 2,000,000   $  1,981,240
 5.625%, due 10/31/97..................     500,000        500,155
 5.875%, due 05/31/96..................   2,000,000      2,003,120
 6.000%, due 11/30/97..................   2,000,000      2,014,680
 6.000%, due 12/31/97..................     750,000        755,505
 6.125%, due 05/31/97..................   1,000,000      1,007,190
 6.125%, due 05/15/98..................   1,000,000      1,010,470
 6.500%, due 08/15/97..................   1,400,000      1,420,342
 6.750%, due 05/31/97..................   2,000,000      2,032,820
 7.000%, due 09/30/96..................   1,500,000      1,518,285
 7.250%, due 02/15/98..................     500,000        516,560
 7.375%, due 11/15/97..................   2,500,000      2,581,650
 7.500%, due 01/31/97..................   1,000,000      1,022,340
 8.750%, due 10/15/97..................   1,000,000      1,056,870
                                                      ------------
                                                        19,421,227
                                                      ------------
Agency Obligations -- 8.2%
Federal Home Loan Bank -- 2.7%
 4.444%, due 10/22/96..................   1,000,000        973,740
                                                      ------------
Federal National Mortgage
 Association -- 5.5%
 ("FNMA")
 5.680%, due 10/07/96..................   1,000,000        999,690
 6.270%, due 04/03/96..................   1,000,000      1,002,600
                                                      ------------
                                                         2,002,290
                                                      ------------
TOTAL U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS
  (Cost $22,188,153)...................                 22,397,257
                                                      ------------
TOTAL LONG-TERM INVESTMENTS
  (Cost $32,190,430)...................                 32,355,381
                                                      ------------
SHORT-TERM INVESTMENTS -- 8.9%
REPURCHASE AGREEMENT -- 8.9%
Morgan Stanley & Co., Inc., 5.85%, due
  11/1/95, (Dated 10/31/95; Proceeds
  $3,230,525, Secured by FNMA REMIC;
  $223,444 at 5.70%, due 3/25/08; FNMA
  REMIC, Interest Only, $88,398,000,
  due 8/25/20; Market Value $3,339,400)
  (Cost $3,230,000)....................   3,230,000      3,230,000
                                                      ------------
TOTAL INVESTMENTS --
  (COST $35,420,430)...................       98.2%   $ 35,585,381
                                                      ============
------
REMIC  = Real Estate Mortgage Investment Conduit

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

                                                                                                Vista
                                                              Vista            Vista          Short-Term
                                                           Equity Fund       Bond Fund        Bond Fund
                                                           ------------     ------------     ------------
ASSETS:
  Investment securities, at value (Note 1)...............  $ 54,105,727     $ 56,761,106     $ 35,585,381
  Cash...................................................       --                51,131               60
  Receivables:
    Interest.............................................       --             1,090,042          556,618
    Dividends............................................        80,241          --               --
    Trust shares sold....................................       102,781            2,616          197,584
    Investments securities sold..........................     1,269,841          --               --
  Other assets...........................................           603              428              553
                                                            -----------      -----------      -----------
      Total assets.......................................    55,559,193       57,905,323       36,340,196
                                                            -----------      -----------      -----------
LIABILITIES:
  Payable for investment securities purchased............       --               498,350          --
  Payable for Trust shares redeemed......................        20,212           24,877          --
  Payable to custodian...................................        10,997          --               --
  Dividends payable......................................       --                11,334            9,779
  Accrued liabilities: (Note 2)
    Distribution fees....................................         8,653            5,280              907
    Sub-administration fees..............................         2,399            2,431            1,512
    Other................................................        99,709           78,160           82,250
                                                            -----------      -----------      -----------
      Total liabilities..................................       141,970          620,432           94,448
                                                            -----------      -----------      -----------
NET ASSETS:
  Paid in capital........................................    37,490,294       54,263,503       36,437,682
  Accumulated undistributed net investment income........       154,831            6,900           41,697
  Accumulated undistributed net realized gain (loss) on
    investment transactions..............................     6,886,647          290,034         (398,582)
  Net unrealized appreciation of investments.............    10,885,451        2,724,454          164,951
                                                            -----------      -----------      -----------
      Net assets.........................................  $ 55,417,223     $ 57,284,891     $ 36,245,748
                                                            ===========      ===========      ===========
  Shares of beneficial interest outstanding (no par
    value; unlimited number of shares authorized)........     4,528,446        5,252,642        3,595,666
                                                            ===========      ===========      ===========
  Net asset value, offering and redemption price per
    share (net assets/shares outstanding)................        $12.24           $10.91           $10.08
                                                            ===========      ===========      ===========
  Cost of Investments....................................  $ 43,220,276     $ 54,036,652     $ 35,420,430
                                                            ===========      ===========      ===========

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                                 Vista
                                                                Vista            Vista        Short-Term
                                                             Equity Fund       Bond Fund       Bond Fund
                                                             ------------     -----------     -----------
INVESTMENT INCOME:
  Interest.................................................  $    297,361     $ 3,724,412     $ 1,956,373
  Dividends #..............................................     1,406,083         --              --
                                                             ------------     -----------     -----------
    Total Investment income................................     1,703,444       3,724,412       1,956,373
                                                             ------------     -----------     -----------
EXPENSES:
  Investment advisory fees.................................       250,452         162,618          85,353
  Distribution fees........................................       156,533         135,515          85,353
  Administration fees......................................        62,613          54,206          34,141
  Sub-administration fees..................................        31,306          27,103          17,071
  Transfer agent fees......................................        14,577          36,219          37,383
  Professional fees........................................        33,546          32,847          31,804
  Registration fees........................................         4,117           1,992             496
  Trustees fees............................................         3,444           2,970           1,874
  Printing and postage.....................................         1,885           5,984           2,646
  Amortization of organization expenses....................         3,716           3,716           6,730
  Other....................................................         1,973           9,969           3,614
                                                             ------------     -----------     -----------
    Total expenses.........................................       564,162         473,139         306,465
Less fees waived (Note 2E).................................       368,986         305,309         197,311
                                                             ------------     -----------     -----------
    Net expenses...........................................       195,176         167,830         109,154
                                                             ------------     -----------     -----------
         Net Investment Income.............................     1,508,268       3,556,582       1,847,219
                                                             ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions......     6,905,243         330,075          (1,467)
  Change in net unrealized appreciation/depreciation of
    investments............................................     3,304,651       4,034,751         556,820
                                                             ------------     -----------     -----------
  Net realized and unrealized gain on investments..........    10,209,894       4,364,826         555,353
                                                             ------------     -----------     -----------
  Net increase in net assets resulting from operations.....  $ 11,718,162     $ 7,921,408     $ 2,402,572
                                                               ==========       =========       =========

---------------
# Vista Equity Fund net of foreign withholding taxes of $4,709

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the periods indicated
--------------------------------------------------------------------------------

                                                                                                                Vista
                                                  Vista                          Vista                        Short-Term
                                               Equity Fund                     Bond Fund                      Bond Fund
                                      -----------------------------   ----------------------------   ----------------------------
                                                                        Year Ended October 31,
                                      -------------------------------------------------------------------------------------------
                                          1995            1994            1995           1994            1995           1994
                                      -------------   -------------   ------------   -------------   ------------   -------------
INCREASE/DECREASE IN NET ASSETS FROM
 OPERATIONS:
   Net investment income............. $   1,508,268   $   2,175,765   $  3,556,582   $   3,504,591   $  1,847,219   $   2,524,214
   Net realized gain (loss) on
     investment
     transactions....................     6,905,243      12,775,523        330,075          84,110         (1,467)       (397,115)
   Change in net unrealized
     appreciation/ depreciation......     3,304,651     (11,988,645)     4,034,751      (6,109,431)       556,820        (956,439)
                                      -------------   -------------   ------------   -------------   ------------   -------------
     Increase (decrease) in net
       assets from operations........    11,718,162       2,962,643      7,921,408      (2,520,730)     2,402,572       1,170,660
                                      -------------   -------------   ------------   -------------   ------------   -------------
NET EQUALIZATION (DEBITS) (Note
 1E).................................       (67,743)       (124,351)       (10,848)        (10,159)        (7,716)        (58,454)
                                      -------------   -------------   ------------   -------------   ------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM: (Note 1F)
   Net investment income.............    (1,473,768)     (2,052,866)    (3,546,956)     (3,490,779)    (1,840,470)     (2,466,073)
   Net realized gain on investment
     transactions....................   (12,783,335)     (6,378,145)      (122,330)       (410,480)            --              --
                                      -------------   -------------   ------------   -------------   ------------   -------------
                                        (14,257,103)     (8,431,011)    (3,669,286)     (3,901,259)    (1,840,470)     (2,466,073)
                                      -------------   -------------   ------------   -------------   ------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL
 INTEREST:
   Proceeds from shares sold.........     8,812,141      11,328,106      4,296,852       6,123,163      7,865,450      18,409,637
   Reinvestment of dividends and
     distributions...................    13,164,314       7,712,901      3,498,583       3,749,454      1,730,468       2,268,043
   Payment for shares redeemed.......   (31,770,485)    (66,264,975)    (7,190,891)    (12,156,168)    (9,891,946)    (54,029,085)
                                      -------------   -------------   ------------   -------------   ------------   -------------
       Net increase (decrease) in net
        assets from transactions in
        shares of beneficial
        interest.....................    (9,794,030)    (47,223,968)       604,544      (2,283,551)      (296,028)    (33,351,405)
                                      -------------   -------------   ------------   -------------   ------------   -------------
       Total increase (decrease) in
        net assets...................   (12,400,714)    (52,816,687)     4,845,818      (8,715,699)       258,358     (34,705,272)
NET ASSETS:
 Beginning of year...................    67,817,937     120,634,624     52,439,073      61,154,772     35,987,390      70,692,662
                                      -------------   -------------   ------------   -------------   ------------   -------------
 End of year......................... $  55,417,223   $  67,817,937   $ 57,284,891   $  52,439,073   $ 36,245,748   $  35,987,390
                                      =============   =============   ============   =============   ============   =============

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") is organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Equity Fund ("VEF"), Vista Bond Fund ("VBF"), and Vista Short-Term Bond Fund ("VSTBF"), collectively, the "Funds", are three separate portfolios of the Trust. Financial data presented herein for previous periods relate to the predecessor funds.

     The following is a summary of significant accounting policies followed by the Funds:

     A. Valuation of investments -- Equity securities listed on a securities exchange or reported on the NASDAQ National Market system are valued at the last reported sale price on the principal exchange on the date of valuation. Securities for which sale prices are not available and other over-the-counter securities, are valued at last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued using matrix pricing systems provided by a major dealer in bonds which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted exchange or over-the-counter prices. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

     B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date.

     D. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments for which there are no capital loss carryovers available to reduce such taxable gains. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     share basis, to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

     F. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

     The reclassifications for the Funds are as follows: VEF paid in capital was decreased by $67,743, accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) were increased by $65,175 and $2,568, respectively; VBF paid in capital was decreased and accumulated undistributed net investment income was increased by $10,848; VSTBF paid in capital was decreased and accumulated undistributed net investment income was increased by $7,716. The adjustments for the Funds relate primarily to the character for tax purposes of equalization and certain short-term gains or losses.

     G. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

     H. Organization Costs -- Organization and registration costs incurred in connection with establishing the Funds are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") acts as the investment adviser to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As investment adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40%, 0.30% and 0.25% of the average daily net assets for VEF, VBF, and VSTBF, respectively. For the year ended October 31, 1995, the Adviser voluntarily waived all of its fees as outlined in Note 2. E. below.

     B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. There is no present intention that the Shareholder Servicing Agents will charge fees for their services rendered to the Funds in their capacity as shareholder servicing agent. Such fees may be charged in the future.

     C. Distribution and Sub-administration fees -- Pursuant to a Distribution and Sub-administration Agreement, Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor"), a wholly-owned subsidiary of Concord Holding Corp., a wholly owned subsidiary of The BISYS Group, Inc., acts as

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

     The Trustees have approved an amended and restated plan of distribution for the Vista class of shares (the "Vista Plan") of each Fund. Pursuant to the Vista Plan, the Vista Funds may pay the Distributor a distribution fee not to exceed the annual rate of 0.20% of the respective Fund's average daily net assets for its services in connection with the distribution of Fund shares. The Trust is also permitted to pay the Distributor an additional amount not to exceed 0.05% of the respective Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred in connection with the sale of shares of the Funds. The Distributor voluntarily waived a portion of distribution fees as outlined in Note 2. E. below.

     D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from each Fund a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all administration fees as outlined in Note 2. E. below.

     E. Waivers of fees -- For the year ended October 31, 1995, the Adviser, Administrator and Distributor voluntarily waived fees for each of the Funds as follows:

                        Fee                              VEF             VBF            VSTBF
    --------------------------------------------      ---------       ---------       ---------
    Investment Advisory.........................      $250,452..      $ 162,618       $  85,353
    Administration..............................      62,613...          54,206          34,141
    Distribution................................      55,921...          88,485          77,817
                                                      ---------       ---------       ---------
                                                      $ 368,986       $ 305,309       $ 197,311
                                                      =========       =========       =========

     F. Other -- Certain officers of the Trust are officers of VBDS or of its parent corporation, BISYS.

     Chase provides portfolio accounting and custody services for the Funds.

     On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge, which was approved by shareholders of both corporations on December 11, 1995, subject to the approval of regulators.

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1995, purchases and sales of investments (excluding short-term investments) were as follows:

                                                  VEF                VBF               VSTBF
                                              ------------       ------------       ------------
Purchases (excluding U.S. Government).....    $ 26,022,012       $  5,571,562       $  5,173,668
Sales (excluding U.S. Government).........      41,004,146          2,322,127         11,659,474
Purchases of U.S. Government..............              --         11,761,880         12,884,106
Sales of U.S. Government..................              --         13,133,089          7,172,175

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1995 are as follows:

                                                 VEF                VBF               VSTBF
                                             ------------       ------------       ------------
Aggregate cost...........................    $ 43,220,276       $ 54,036,652       $ 35,420,430
                                             ============       ============       ============
Gross unrealized appreciation............    $ 11,601,464       $  2,858,492       $    267,905
Gross unrealized depreciation............        (716,013)          (134,038)          (102,954)
                                             ------------       ------------       ------------
Net unrealized appreciation..............    $ 10,885,451       $  2,724,454       $    164,951
                                             ============       ============       ============

At October 31, 1995 the VSTBF had a net capital loss carryover of approximately $398,600. Such losses will be available to offset capital gains of $397,100 and $1,500 arising through October 31, 2002 and 2003, respectively. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                           Vista                          Vista                         Vista
                                          Equity                          Bond                       Short-Term
                                           Fund                           Fund                        Bond Fund
                                ---------------------------     -------------------------     -------------------------
                                                                      Year Ended
                                ---------------------------------------------------------------------------------------
                                 10/31/95        10/31/94       10/31/95       10/31/94       10/31/95       10/31/94
                                -----------     -----------     ---------     -----------     ---------     -----------
Shares sold...................      760,959         870,887       414,161         572,947       786,229       1,833,063
Shares issued in reinvestment
  of distributions............    1,297,064         596,270       334,782         353,877       173,094         226,469
Shares redeemed...............   (2,684,018)     (5,153,295)     (698,335)     (1,135,854)     (994,500)     (5,399,266)
                                -----------     -----------     ---------     -----------     ---------     -----------
Net increase (decrease) in
  shares of beneficial
  interest outstanding........     (625,995)     (3,686,138)       50,608        (209,030)      (35,177)     (3,339,734)
Outstanding shares at:
  Beginning of period.........    5,154,441       8,840,579     5,202,034       5,411,064     3,630,843       6,970,577
                                -----------     -----------     ---------     -----------     ---------     -----------
  End of period...............    4,528,446       5,154,441     5,252,642       5,202,034     3,595,666       3,630,843
                                ===========     ===========     =========     ===========     =========     ===========

6. RETIREMENT PLAN -- During the year ended October 31, 1995, the Trust adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Trust who have served as an independent director of the Trust, or other Vista Funds, for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Management has determined that the accrual for prior service costs is not material.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                                          Vista Equity Fund
                                                                    --------------------------------------------------------------
                                                                                Year Ended                  7/1/92**        Year
                                                                    -----------------------------------      through       Ended
                                                                    10/31/95     10/31/94     10/31/93      10/31/92      6/30/92
                                                                    --------     --------     ---------     ---------     --------
Per Share Operating Performance
Net asset value, beginning of period.............................   $  13.16     $  13.65     $   12.56     $   12.50     $  11.43
                                                                    --------     --------     ---------     ---------     --------
 Income from Investment Operations:
   Net investment income.........................................      0.277        0.298         0.302         0.080        0.240
   Net gains (losses) on securities (both realized and
     unrealized).................................................      1.744        0.263         1.153         0.500        1.230
                                                                    --------     --------     ---------     ---------     --------
   Total from Investment Operations..............................      2.021        0.561         1.455         0.580        1.470
                                                                    --------     --------     ---------     ---------     --------
 Less Distributions:
   Dividends from net investment income..........................      0.282        0.290         0.304         0.140        0.290
   Distributions from capital gains..............................      2.659        0.761         0.062         0.380        0.110
                                                                    --------     --------     ---------     ---------     --------
   Total Distributions...........................................      2.941        1.051         0.366         0.520        0.400
                                                                    --------     --------     ---------     ---------     --------
Net Asset Value, End of Period...................................   $  12.24     $  13.16     $   13.65     $   12.56     $  12.50
                                                                    ========     ========     =========     =========     ========
Total Return.....................................................     20.41%        4.37%        11.73%         4.78%       12.99%
                                                                    ========     ========     =========     =========     ========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........................   $ 55,417     $ 67,818     $ 120,635     $ 106,088     $ 92,261
 Ratio of expenses to average net assets #.......................      0.31%        0.31%         0.31%         0.30%        0.30%
 Ratio of net investment income to average net assets #..........      2.41%        2.30%         2.30%         1.96%        2.29%
 Ratio of expenses without waivers and assumption of expenses to
   average net assets #..........................................      0.90%        0.95%         0.88%         0.80%        1.02%
 Ratio of net investment income without waivers and assumption of
   expenses to average net assets #..............................      1.82%        1.66%         1.73%         1.46%        1.57%
Portfolio turnover rate..........................................        45%          53%           33%            5%          14%

                                                                 Vista Equity
                                                                     Fund
                                                                 ------------
                                                                   11/30/90*
                                                                   through
                                                                   6/30/91
                                                                   --------
                                                                    <
Per Share Operating Performance
Net asset value, beginning of period.............................  $  10.00
                                                                   --------
 Income from Investment Operations:
   Net investment income.........................................     0.170
   Net gains (losses) on securities (both realized and
     unrealized).................................................     1.350
                                                                   --------
   Total from Investment Operations..............................     1.520
                                                                   --------
 Less Distributions:
   Dividends from net investment income..........................     0.090
   Distributions from capital gains..............................        --
                                                                   --------
   Total Distributions...........................................     0.090
                                                                   --------
Net Asset Value, End of Period...................................  $  11.43
                                                                   ========
Total Return.....................................................    15.25%
                                                                   ========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........................  $ 95,440
 Ratio of expenses to average net assets #.......................     0.28%
 Ratio of net investment income to average net assets #..........     2.81%
 Ratio of expenses without waivers and assumption of expenses to
   average net assets #..........................................     1.13%
 Ratio of net investment income without waivers and assumption of
   expenses to average net assets #..............................     1.96%
Portfolio turnover rate..........................................       19%

                                                                                          Vista Bond Fund
                                                                    ------------------------------------------------------------
                                                                                Year Ended                 7/1/92**       Year
                                                                    ----------------------------------     through       Ended
                                                                    10/31/95     10/31/94     10/31/93     10/31/92     6/30/92
                                                                    --------     --------     --------     --------     --------
Per Share Operating Performance
Net asset value, beginning of period.............................   $  10.08     $  11.30     $  10.76     $  10.70     $  10.14
                                                                    --------     --------     --------     --------     --------
 Income from Investment Operations:
   Net investment income.........................................      0.687        0.667        0.622        0.240        0.760
   Net gains (losses) on securities (both realized and
     unrealized).................................................      0.854       (1.140)       0.629        0.110        0.570
                                                                    --------     --------     --------     --------     --------
   Total from investment operations..............................      1.541       (0.473)       1.251        0.350        1.330
                                                                    --------     --------     --------     --------     --------
 Less Distributions:
   Dividends from net investment income..........................      0.687        0.667        0.684        0.240        0.760
   Distributions from capital gains..............................      0.024        0.081        0.026        0.050        0.010
                                                                    --------     --------     --------     --------     --------
   Total Distributions...........................................      0.711        0.748        0.710        0.290        0.770
                                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Period...................................   $  10.91     $  10.08     $  11.30     $  10.76     $  10.70
                                                                    ========     ========     ========     ========     ========
Total Return.....................................................     15.83%       (4.30%)      12.63%        3.36%       13.67%
                                                                    ========     ========     ========     ========     ========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........................   $ 57,285     $ 52,439     $ 61,155     $ 45,401     $ 41,321
 Ratio of expenses to average net assets #.......................      0.31%        0.31%        0.31%        0.30%        0.30%
 Ratio of net investment income to average net assets #..........      6.56%        6.27%        6.15%        6.74%        7.20%
 Ratio of expenses without waivers and assumption of expenses to
   average net assets #..........................................      0.87%        0.92%        0.82%        0.73%        1.03%
 Ratio of net investment income without waivers and assumption of
   expenses to average net assets #..............................      6.00%        5.66%        5.64%        6.31%        6.47%
Portfolio turnover rate..........................................        30%          17%          20%           3%          31%

                                                                 Vista Equity
                                                                     Fund
                                                                 ------------
                                                                   11/30/90*
                                                                   through
                                                                   6/30/91
                                                                   --------
                                                                    <
Per Share Operating Performance
Net asset value, beginning of period.............................  $  10.00
                                                                   --------
 Income from Investment Operations:
   Net investment income.........................................     0.410
   Net gains (losses) on securities (both realized and
     unrealized).................................................     0.080
                                                                   --------
   Total from investment operations..............................     0.490
                                                                   --------
 Less Distributions:
   Dividends from net investment income..........................     0.350
   Distributions from capital gains..............................        --
                                                                   --------
   Total Distributions...........................................     0.350
                                                                   --------
Net Asset Value, End of Period...................................  $  10.14
                                                                   ========
Total Return.....................................................     4.82%
                                                                   ========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........................  $ 36,791
 Ratio of expenses to average net assets #.......................     0.29%
 Ratio of net investment income to average net assets #..........     7.30%
 Ratio of expenses without waivers and assumption of expenses to
   average net assets #..........................................     1.04%
 Ratio of net investment income without waivers and assumption of
   expenses to average net assets #..............................     6.55%
Portfolio turnover rate..........................................       35%

---------------

 * Commencement of operations.
 # Short periods have been annualized.
 ** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.

                       See notes to financial statements.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                                     Vista Short-Term Bond Fund
                                                                    ------------------------------------------------------------
                                                                                Year Ended                 7/1/92**       Year
                                                                    ----------------------------------     through       Ended
                                                                    10/31/95     10/31/94     10/31/93     10/31/92     6/30/92
                                                                    --------     --------     --------     --------     --------
Per Share Operating Performance
Net asset value, beginning of period.............................   $   9.91     $  10.14     $  10.26     $  10.28     $  10.13
                                                                    --------     --------     --------     --------     --------
 Income from Investment Operations:
   Net investment income.........................................      0.542        0.465        0.489        0.190        0.600
   Net gains (losses) on securities (both realized and
     unrealized).................................................      0.168       (0.230)      (0.073)      (0.010)       0.190
                                                                    --------     --------     --------     --------     --------
   Total from investment operations..............................      0.710        0.235        0.416        0.180        0.790
                                                                    --------     --------     --------     --------     --------
 Less Distributions:
   Dividends from net investment income..........................      0.542        0.465        0.536        0.200        0.630
   Distributions from capital gains..............................         --           --           --           --        0.010
                                                                    --------     --------     --------     --------     --------
   Total Distributions...........................................      0.542        0.465        0.536        0.200        0.640
                                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Period...................................   $  10.08     $   9.91     $  10.14     $  10.26     $  10.28
                                                                    ========     ========     ========     ========     ========
   Total Return..................................................      7.37%        2.38%        4.73%        1.67%        8.07%
                                                                    ========     ========     ========     ========     ========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........................   $ 36,246     $ 35,987     $ 70,693     $ 81,327     $ 70,960
 Ratio of expenses to average net assets #.......................      0.32%        0.31%        0.31%        0.30%        0.30%
 Ratio of net investment income to average net assets #..........      5.41%        4.59%        5.25%        5.66%        6.12%
 Ratio of expenses without waivers and assumption of expenses to
   average net assets #..........................................      0.90%        0.86%        0.76%        0.66%        0.94%
 Ratio of net investment income without waivers and assumption of
   expenses to average net assets #..............................      4.83%        4.05%        4.80%        5.30%        5.48%
Portfolio turnover rate..........................................        62%          44%          17%           0%          29%

                                                               Vista Short-Term
                                                                   Bond Fund
                                                               ----------------
                                                                   11/30/90*
                                                                   through
                                                                   6/30/91
                                                                   --------
                                                                    <
Per Share Operating Performance
Net asset value, beginning of period.............................  $  10.00
                                                                   --------
 Income from Investment Operations:
   Net investment income.........................................     0.370
   Net gains (losses) on securities (both realized and
     unrealized).................................................     0.070
                                                                   --------
   Total from investment operations..............................     0.440
                                                                   --------
 Less Distributions:
   Dividends from net investment income..........................     0.310
   Distributions from capital gains..............................        --
                                                                   --------
   Total Distributions...........................................     0.310
                                                                   --------
Net Asset Value, End of Period...................................  $  10.13
                                                                   ========
   Total Return..................................................     4.39%
                                                                   ========
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........................  $ 70,745
 Ratio of expenses to average net assets #.......................     0.29%
 Ratio of net investment income to average net assets #..........     6.56%
 Ratio of expenses without waivers and assumption of expenses to
   average net assets #..........................................     0.99%
 Ratio of net investment income without waivers and assumption of
   expenses to average net assets #..............................     5.86%
Portfolio turnover rate..........................................        1%

---------------

 * Commencement of operations.
 # Short periods have been annualized.
 ** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.

                       See notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES
AND SHAREHOLDERS OF
MUTUAL FUND GROUP

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista Equity Fund, Vista Bond Fund and Vista Short-Term Bond Fund (the "Funds"), separate portfolios of Mutual Fund Group (hereafter referred to as the "Trust"), at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the selected per share data and ratios for a share of beneficial interest outstanding for each of the three years in the period then ended and the period July 1, 1992 through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds for the year ended June 30, 1992 and the period from November 30, 1990 (commencement of operations) through June 30, 1991 were audited by other independent accountants whose report dated July 31, 1992 expressed an unqualified opinion on those financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 1995

                                   UNAUDITED
                               VISTA EQUITY FUND
                                VISTA BOND FUND
                           VISTA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

     Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds income and distributions for the taxable year ended October 31, 1995. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1995. The information necessary to complete your income tax returns for the calendar year ending December 31, 1995 will be received under separate cover.

     FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995.

The following represents the source and percentage of income earned from government obligations by the Funds:

                                                                        Federal     Federal
                                                           Federal     Home Loan    National
                                         U.S. Treasury    Home Loan    Mortgage     Mortgage
                                          Obligations       Bank        Assoc.       Assoc.
                                         -------------    ---------    ---------    --------
    Equity Fund.......................       --              --           --           --
    Bond Fund.........................     65.12%*          0.80%        1.07%       4.12%
    Short-Term Bond Fund..............     46.39%            --          8.13%       2.34%

---------------
     * Includes 1.18% income earned from U.S. Treasury Linked custody receipts.

For corporations, dividends eligible for the dividends received deduction for the Equity Fund was 82.12%.

Listed below are the long-term capital gain distributions paid per share for the fiscal-year ended October 31, 1995:

    Equity Fund..............................................................       $2.659
    Bond Fund................................................................       $0.024
    Short-term Bond Fund.....................................................        --

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                         VISTA FAMILY OF MUTUAL FUNDS
                          MANAGED BY CHASE MANHATTAN


  Vista offers a wide variety of professionally managed mutual funds that can help you meet your financial goals. For a brochure and prospectus containing more complete information on sales charges or expenses, contact your investment representative or call 1-800-34-VISTA. Please read the prospectus carefully before you invest or send money:

          VISTA EQUITY FUNDS            VISTA FIXED INCOME FUNDS
          Growth and Income Fund        U.S. Government Income Fund(2)
          Capital Growth Fund           Tax Free Income Fund
          Small Cap Equity Fund         New York Tax Free Income Fund
          Equity Income Fund            California Intermediate Tax Free Fund
          Growth Fund of Washington(1)  Bond Fund
          Equity Fund                   Short-Term Bond Fund

          VISTA BALANCED FUND           VISTA MONEY MARKET FUNDS(2)
          Balanced Fund                 U.S. Government Money Market Fund
                                        Treasury Plus Money Market Fund
          VISTA INTERNATIONAL FUNDS     Tax Free Money Market Fund
          Global Fixed Income Fund      New York Tax Free Money Market Fund
          International Equity Fund     California Tax Free Money Market Fund
          European Fund                 Global Money Market Fund
          Japan Fund                    Federal Money Market Fund
          Southeast Asian Fund          Prime Money Market Fund
                                        Select Shares of Connecticut Daily Tax Free
                                        Income Fund(3)
                                        Select Shares of New Jersey Daily Municipal
                                        Income Fund(3)


  Vista Broker-Dealer Services, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank, N.A. is the funds' portfolio adviser and provides other services to the funds.

  (1) Washington Investment Advisors, Inc. is the fund's investment adviser.

  (2) An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable Net Asset Value of $1.00 per share.

  (3) Vista Select Shares of Connecticut Daily Tax Free Income Fund, Inc., and Vista Select Shares of New Jersey Daily Municipal Income Fund, Inc., are not part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively. National bank subsidiaries of The Chase Manhattan Corporation do, however, perform shareholder servicing agent services for the funds, although they perform no other services for the funds, such as serving as investment adviser, custodian or administrator.

INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                                 [VISTA LOGO]
                                                       -------------------------
                                                                       ANNUAL
                                                       -------------------------
                                                                       REPORT
 VISTA SERVICE CENTER
 P.O. BOX 419392
 KANSAS CITY, MO 64179

 INVESTMENT ADVISER,
 ADMINISTRATOR,
 SHAREHOLDER SERVICING AGENT
 AND CUSTODIAN
 The Chase Manhattan Bank, N.A.

 DISTRIBUTOR
 Vista Broker-Dealer Services,
 Inc.

 TRANSFER AGENT
 DST Systems, Inc.

 LEGAL COUNSEL
 Kramer, Levin, Naftalis, Nessen,
 Kamin & Frankel

 INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP Vista
 Broker-Dealer Services, Inc. is
 the funds' distributor and is
 unaffiliated with Chase. The
 Chase Manhattan Bank, N.A. is
 the funds' adviser.

 This report is submitted for the
 general information of the
 shareholders of the funds. It is
 not authorized for distribution
 to prospective investors in the
 funds unless preceded or
 accompanied by a prospectus. To
 obtain a prospectus for any of
 the Vista funds, call
 1-800-34-VISTA. The prospectus
 contains more complete
 information, including charges
 and expenses. Please read it
 carefully before you invest or
 send money.

 For more information
 about these funds or your
 account, simply call your
 investment representative or the
 Vista Service Center at
 1-800-34-VISTA.
                           VEBS-2

                                    VISTA
                                   EQUITY
                                     FUND

                                    VISTA
                                     BOND
                                     FUND

                                    VISTA
                               SHORT-TERM
                                BOND FUND

                  FOR THE 12 MONTHS ENDED
                         OCTOBER 31, 1995

               -----------------------------------------------------------------
                VISTA(SM) FAMILY OF MUTUAL FUNDS               CHAIRMAN'S LETTER

                                                               December 29, 1995

                            Dear Shareholder:

                                We are pleased to present this Annual Report for
                            the Growth and Income Fund, Capital Growth Fund and International Equity Fund for the fiscal year ended October 31, 1995.

                            U.S. MARKETS ROAR TO LIFE IN 1995

                                The U.S. financial markets roared to life in
                            1995 as investors correctly anticipated that the economy would undergo a "soft landing" on the heels of the Fed's rate hikes in 1994. All in all, it was an outstanding year for U.S. equity investors -- one of the best of the past century. Bond investors also fared well, with the yield on 30-year Treasury bonds dropping from 7.96% to 6.32% over the 12-month period, sending the value of bonds soaring.

                            MIXED PERFORMANCE RESULTS IN OVERSEAS MARKETS

                                The financial markets overseas provided a very
                            mixed bag of results. With most developed economies showing restrained growth and with inflation basically under control, bonds rallied on expectations that rates would be lowered to stimulate the economy. European equities rose as the economy began to show signs of sustained growth and corporations reported solid earnings growth. In Japan, the stock market declined as corporations struggled with weak consumer demand and increased competition, which helped squeeze product prices and profit margins. The developing markets of Southeast Asia and Latin America also suffered as investors retreated following the devaluation of the Mexican peso.

                            STRONG STOCK AND BOND SELECTIONS BOOST INVESTMENT RETURNS

                                The Vista funds performed well during the period
                            under review -- a result of both the positive economic environment for many of the financial markets and timely stock and bond selection decisions by the fund managers. Given the sizeable gains in the U.S. stock and bond markets during the past year, Vista fund managers are cautiously optimistic about these markets in the months ahead.

                                As always, we recommend that investors take a
                            long-term, disciplined approach to the markets. By leaving your money invested for the long term -- five years or more -- you are better able to ride out bumpy periods.

                                We appreciate your confidence in Vista. If you
                            have any questions about your Fund, or the information included in this report, please call us at 1-800-34-VISTA.

                                We look forward to hearing from you.

                                                Sincerely,

                                                /s/ FERGUS REID
                                                -----------------
                                                Fergus Reid
                                                Chairman

                            INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


------------------------------
CONTENTS
CHAIRMAN'S LETTER            1
FUND COMMENTARY            2-4
FUND FINANCIAL
STATEMENTS                5-15
PORTFOLIO FINANCIAL
STATEMENTS               17-33

                 ---------------------------------------------------------------
                     FUND COMMENTARY

                   VISTA GROWTH AND INCOME FUND

                        During the past 12 months, your Fund benefited from a
                   positive economic environment for the U.S. stock market. For the fiscal year ended October 31, 1995, the Fund had a total return of 17.79% (A shares, without sales charge).

                        In late 1994, the U.S. stock market was at a crossroad
                   as economic signals were mixed. That is, some sectors were showing solid growth while others were slowing as a result of recent rate hikes by the Federal Reserve. By the end of the first quarter, however, stocks had climbed into the record books as conditions for the stock market improved: inflation was under control, the dollar firmed and first quarter earnings were better-than-expected.

                        The market continued its ascent to new highs in the
                   second and third quarters of 1995, sparked by continued declines in interest rates and as the threat of inflation dissipated. Strong economic reports dampened fears that the economy was entering a recession and helped bolster the market's performance. The market was further helped as the dollar stabilized against major foreign currencies.


                        After equities posted solid gains for the first nine
                   months of the fiscal period, cyclical issues began to turn lower in July on tions of a weakening economy while the defensive sector gained. The fiscal period ended on a negative note for equities on weaker-than-expected third-quarter earnings results in the cyclical area and continued mixed economic data.

                        For the period under review, the Fund benefited from
                   its significant investments in basic industry, capital goods and financial companies, which performed well.

                        Going forward, we see the most promise in the basic
                   industry, capital goods, technology, transportation and financial sectors; we also like some consumer staples and health care issues. We expect technology stocks to remain volatile as investors with large weightings and solid gains take some profits and those who missed the rally begin buying on downturns. We plan to continue to maintain a 10% cash position. This will give us the opportunity to take advantage of attractive investment opportunities in the months ahead.

    ---------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN

                                 WITHOUT
                                  SALES       WITH SALES
    CLASS A SHARES                CHARGE        CHARGE
    One Year                      17.79%        12.19%
    Five Years                    21.01%        19.84%
    Since Inception (9/23/87)     22.99%        22.25%
    CLASS B SHARES             WITHOUT CDSC   WITH CDSC*
    One Year                      17.21%        12.21%
    Since Inception (11/5/93)     9.15%         7.29%

    *Assumes a 5% CDSC for the one-year period and a 4%
     CDSC for the period since inception.
    ---------------------------------------------------

                ---------------------------------------------
                              GROWTH OF $10,000

                                   [GRAPH]


                    Vista Growth and   Lipper Growth and
                       Income Fund     Income Fund Index

09/30/87                        9525          10000.00
                                9525           8004.99
                                9525           7517.40
                                9525           8013.91
                                9525           8400.09
                                9525           8792.43
                           10212.705           8637.17
                  10785.380046728972           8741.52
                 11300.7875887850467           8805.69
                 12757.2911242990654           9206.89
                 13572.6067224685546           9178.44
                 13428.7274992621741           8962.06
                  13598.504982645703           9283.02
                 13608.1698760235607           9460.63
                 12854.3081925506646           9342.97
12/31/88         13342.3853081324755           9486.09
                 14153.2485036543387          10056.80
                 13953.1653774866062           9933.92
                 14549.2024796494303          10133.05
                  15810.204005562236          10545.10
                 17071.2055314750417          10905.71
                 17131.6064449011172          10872.69
                  18070.909477394138          11603.59
                 19159.6470832383211          11854.63
                 19573.7943293829712          11778.97
                 19649.7037810758691          11433.08
                 20322.044638927251           11582.88
12/31/89         20927.1514109934946          11740.90
                 20729.7254542860088          11073.59
                 20961.9912857065804          11234.13
                 21634.4008676691349          11437.78
                  21470.415154541161          11115.18
                 23438.2437120768484          11947.02
                 23567.0896295345422          11867.02
                 22811.8098417076966          11788.54
                 21254.0452793148275          10829.01
                 20350.0697832595717          10271.91
                 19658.6204291710801          10111.08
                 20314.3051614963738          10708.54
12/31/90         20961.6448154102548          11036.54
                 23440.1756046358285          11606.72
                 25931.1613224504756          12367.94
                 28084.6184755012379          12611.36
                 27922.2074255984283          12666.79
                 30345.8800164557415          13172.04
                 28596.8379405793299          12566.37
                 30398.2135588835397          13087.87
                 31624.1497435627935          13392.52
                 31012.4326065136556          13293.22
                 31965.5037258403996          13500.92
                 30247.4676291592953          12919.18
12/31/91         33343.6947260247307          14084.47
                 34908.5612655132559          14068.87
                 36379.8033111862284          14331.47
                 35327.1965021456563          14069.58
                 35246.7550679851728          14328.13
                 35273.5688793720006          14477.41
                   34222.46747300835          14236.51
                  35541.304206140406          14701.11
                 34720.3956273541262          14443.15
                  35019.152519961592          14638.88
                 35910.1564005774227          14703.28
                 37584.1636914314079          15201.61
12/31/92         38380.6671604667718          15440.98
                 39017.3460964139306          15680.64
                 39529.4574144583845          15913.50
                 40570.2890662676529          16355.05
                  40375.973620859597          16152.75
                 41694.5427146999758          16462.04
                  41911.065639583238          16565.10
                 41604.8406498552967          16654.20
                 42857.5792441968747          17280.16
                 42996.7724213459389          17301.28
                 43262.0122512178781          17569.51
                 42619.8526631068674          17287.56
12/31/93         43368.1081831666538          17698.50
                   44698.15783054599          18305.69
                 43891.6383635180947          17841.14
                 42205.0222149264258          17125.49
                 42119.8742212177646          17357.47
                 42432.0835314828558          17563.05
                 41620.3393247936186          17214.58
                    42404.0156900328          17685.75
                 43800.3844862771597          18357.82
                 42895.5945009555593          17925.71
                 43325.1231508316163          18124.55
                 41778.8200112778111          17454.42
12/31/94         41887.6339359130789          17578.12
                 42262.0163636661693          17853.45
                 43946.7372885550762          18521.82
                 45173.5597056536648          18956.98
                 45882.7889352522004          19479.65
                 47431.5139876408394          20133.53
                 48640.0984911403847          20513.14
                 50806.7276914931253          21201.69
                 51112.0915385227062          21403.87
                 52025.2748524968814          22041.33
10/31/95           51032.64895744363          21742.07



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN
CLASS A SHARES OF THE VISTA GROWTH AND INCOME FUND AND THE LIPPER GROWTH AND INCOME FUND INDEX FROM SEPTEMBER 30, 1987 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.75% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.


THE LIPPER GROWTH AND INCOME FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST GROWTH AND INCOME
FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF
THE MARKET.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        FUND COMMENTARY

VISTA CAPITAL GROWTH FUND

     The Vista Capital Growth Fund turned in strong returns during the last year in a very positive period for U.S.
stocks. The Fund's total return for the 12 months ended
October 31, 1995, was 13.89% (A shares, without sales charge).

In late 1994, uncertainty dominated the stock market as economic signals remained unclear. Economic conditions soon began to improve, however, characterized by low inflation, solid corporate earnings results and a firmer U.S. dollar.

     In the second and third quarters of 1995, the market climbed to record highs as the threat of inflation dissipated and on lower short-term interest rates. Cyclical issues soared on economic news, while technology issues outperformed on very strong earnings results. The market was further helped as the dollar stabilized against major foreign currencies. The fiscal period ended on a negative note for equities on disappointing third-quarter earnings results in the cyclical area and mixed economic data.

     For the period under review, the Fund's return benefited from timely stock selection and sector weighting decisions, including an emphasis on the financial, consumer cyclical and technology sectors.

     Going forward, we see the most promise in the basic industry, capital goods, technol- ogy and transportation sectors; we also like some consumer cyclical and financial issues. Given current stock valuations, we will continue to hold about 10% of the Fund in cash -- a position we will adjust in order to take advantage of opportunities. Overall, we believe that the Fund is positioned to benefit from any growth potential in the months ahead as economic conditions remain positive for growth stocks.


------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN

  CLASS A SHARES                  WITHOUT SALES    WITH SALES
  One Year                            CHARGE         CHARGE
  Five Years                          13.89%          8.48%
  Since Inception (9/23/87)           25.37%         24.15%
                                      20.32%         19.60%
  CLASS B SHARES                   WITHOUT CDSC    WITH CDSC*
  One Year                            13.34%          8.34%
  Since Inception (11/5/93)           8.72%           6.85%

  *Assumes a 5% CDSC for the one-year period and
   a 4% CDSC for the period since inception.
-----------------------------------------------------------------

                ---------------------------------------------

                              GROWTH OF $10,000

                                   [GRAPH]


             Vista Capital Growth Fund        Lipper Mid-Cap Fund Index
09/30/87                              9525                   10000.00
                                      9525                    7255.92
                                      9525                    6782.77
12/31/87                              9525                    7794.45
                                      9525                    7764.98
                                      9525                    8439.61
                                  9953.625                    8610.01
                                 10658.475                    8763.26
                                 10582.275                    8537.67
                                11110.9125                    9161.40
                       11168.3332364341085                    8810.42
                       10986.5009043927649                    8441.22
                       11072.6320090439277                    8775.59
                       11063.0618863049096                    8594.47
                       10967.3606589147287                    8312.61
12/31/88               11737.7555394056848                    8665.20
                       12280.1278529091732                    9186.58
                       12894.1342455546319                    9153.89
                       13856.0775940325171                    9418.06
                       14951.0556609169184                   10026.78
                       15749.2639713560147                   10614.07
                       15616.2292529494986                   10214.33
                        16518.362018558135                   10870.74
                       16964.2437302957369                   11231.37
                        17430.864126300204                   11401.77
                       16829.4422825611131                   10962.91
                       16860.5503089614109                   11062.04
12/31/89               16950.7635855222745                   11150.45
                       16091.6605577959994                   10195.57
                       16212.8161129881664                   10559.95
                       16675.4100509946222                   11017.56
                       16389.0423750858639                   10739.46
                       17424.3716649098364                   11931.72
                       17592.8880280407596                   12071.58
                       16911.0797880722169                   11705.06
                       15189.7934117581908                   10392.77
                       14407.3905134336335                    9611.50
                       13781.4681947739877                    9282.49
                       14910.3638052137061                   10098.59
12/31/90                15937.547038871232                   10634.97
                        17469.353680063096                   11536.27
                       18730.8415022211016                   12483.11
                       20206.3317227809118                   13194.18
                       19361.5854133001045                   13137.92
                       20746.9693608486285                   13810.41
                        19575.587811701909                   13077.91
                       21400.2398401804529                   13903.65
                       22864.4667766138523                   14429.85
                       23303.7348575438721                   14421.28
                       24801.7516463565038                   14915.33
                       23844.3724956115888                   14411.10
12/31/91               27212.0944494084074                   16133.85
                       28225.7900207853763                   16557.71
                       29476.0145588169711                   16805.81
                       28023.0509065099825                   16055.09
                       27155.7780287763536                   15457.08
                       27313.4640065461043                   15532.63
                       26251.3363134255692                   14860.14
                       27389.7583690958064                   15429.75
                       26566.9384674727637                   15034.29
                       27299.5863250823223                   15339.19
                       28314.0218202340188                   15932.37
                       29779.3175354531361                   17016.93
12/31/92               30736.2683525462365                   17537.77
                       31978.4831283814384                   17837.31
                       31579.6068242141717                   17059.79
                       32981.3721217162804                   17657.80
                       32058.2583892148918                   17065.69
                       33311.8696308834442                   18116.49
                       33552.3350599671393                   18283.67
                       34020.4009794835234                   18315.82
                       35904.0808994884835                   19152.81
                       36691.8015933087396                   19805.47
                       36543.3904480962276                   19920.14
                       35687.1723026394275                   19351.07
12/31/93               36937.2507950063556                   20229.86
                       37834.1818297636844                   20763.56
                       37799.2364647731391                   20668.71
                       36436.3672301418734                   19553.08
                       36715.9301500662356                   19545.58
                       36354.8280451639344                   19204.78
                        35344.906996937176                   18396.19
                       36125.6879955506909                   18817.37
                        37803.784470182723                   20015.53
                       37628.9827540752196                   19970.52
                       37500.7948289297172                   20326.86
                       35811.0449065571849                   19445.39
12/31/94               36453.1498770587471                   19796.37
                       36202.4076080059356                   19572.39
                       37790.4419786737421                   20434.57
                       39020.2731078375322                   21054.01
                       39366.5362412914148                   21239.41
                        40166.523480650385                   21595.75
                       41138.4482759312831                   23008.78
                       43522.4177595976563                   24796.90
                       43714.0936979828923                   25122.70
                       44145.3645593496734                   25910.93
10/31/95               42707.7950214604031                   25309.71


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN CLASS A SHARES OF THE VISTA CAPITAL GROWTH FUND AND THE LIPPER MID-CAP FUND INDEX FROM SEPTEMBER 30, 1987 TO OCTOBER 31, 1995. THE FUND'S total

PERFORMANCE INCLUDES A 4.75% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER MID-CAP FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST MID-CAP FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

-------------------------------------------------------------------------------

                 ---------------------------------------------------------------
                     FUND COMMENTARY

                   VISTA INTERNATIONAL EQUITY FUND

                       The international equity markets provided a very mixed
                   bag of returns over the period under review, generally lagging the robust double-digit returns provided by U.S. equities. For the fiscal year, the Fund's total return was -1.19% (A shares, without sales charge).

                       Japanese equities declined as corporations struggled
                   with weak consumer demand, increased competition and the strong yen, all of, which helped squeeze product prices and profit margins. A rate cut by the Bank of Japan in July and a shift in policy supportive of a weaker yen enabled equities to rally, but the reversal in the last third of the fiscal year was not sufficient to offset the decline in the earlier period. The Fund benefited from its technology additions in the latter part of the year.

                       European equities rose on signs of sustained economic
                   growth with no expectations of any significant increases in interest rates or inflation. As in the U.S., earnings surged as corporations reaped the benefits of past restructuring efforts, better inventory and cost management, and the pickup in export and domestic demand. The Fund realized some of its best gains from its holdings in Switzerland, Sweden and the Netherlands due to the region's significant outperformance from its drug, technology and financial services industries.

                       The Fund's performance was hampered by its holdings in
                   the developing markets of Southeast Asia, which declined.

                       Looking ahead, we are very optimistic about the global
                   stock markets for several reasons. Japan is beginning to fund a bailout of the banking system by aggressively increasing the money supply and is working to include public funds in the process. This stronger monetary policy should improve liquidity, creating economic activity, greater investment and, we believe, potentially stronger stock value.

                       We anticipate a continuation of economic growth in the
                   other Asian nations, which should spark renewed interest in stocks. Malaysia, Thailand and Korea, in particular, appear to offer good values because of their attractive price/earnings ratios relative to growth in company earnings.

                       As for Europe, we think the market still has some room
                   to grow. We expect interest rates to decline. If this trend occurs, we will consider reducing our holdings in financials and other interest rate-sensitive stocks in favor of consumer cyclicals.

                       In Latin America, we tend to favor banks with strong
                   market positions and unburdened by state involvement, as well as utilities. We continue to see opportunities primarily in Brazil.


------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN

                                  WITHOUT
                                   SALES         WITH SALES
    CLASS A SHARES                 CHARGE          CHARGE
    One Year                      (1.19%)         (5.88%)
    Since Inception
    (12/31/92)                     8.60%           6.75%
    CLASS B SHARES              WITHOUT CDSC     WITH CDSC*
    One Year                      (1.61%)         (6.53%)
    Since Inception (11/5/93)      1.69%          (0.30%)

    *Assumes a 5% CDSC for the one-year period and a 4% CDSC for the period since inception.


------------------------------------------------------------------


              GROWTH OF $10,000

          Vista International Equity Fund    Lipper International Equity Fund Index

12/31/92                                9525                      10000.00
                                    9458.325                      10036.59
                                      9601.2                      10261.38
                                        9906                      10857.03
                                    10382.25                      11419.16
                                   10753.725                      11682.70
                                     10248.9                      11452.68
                                    10572.75                      11815.24
                                   11249.025                      12597.86
                                   11153.775                      12550.81
                                    11258.55                      13172.29
                                   10658.475                      12649.21
12/31/93                            11567.16                      13917.70
                         12284.7257568238213                      14785.81
                         11940.2941935483871                      14430.33
                         11461.9170223325062                      13771.02
                         11605.4301736972705                      14135.42
                         11461.9170223325062                      14113.28
                           11366.24158808933                      13891.26
                         11634.1328039702233                      14319.62
                         11921.1591066997519                      14813.79
                         11576.7275434243176                      14430.94
                         11777.6459553349876                      14688.64
                         11146.1880893300248                      14002.89
12/31/94                 11066.7774789081886                      13793.47
                         10330.9287576509512                      13110.79
                         10418.0687377998346                      13111.71
                         10844.0864185277089                      13456.12
                         11095.8241389578164                      13950.29
                         11221.6929991728701                      14087.44
                         11231.3752191894127                      14138.18
                         11821.9906401985112                      14914.96
                         11686.4395599669148                      14662.80
                         11821.9906401985112                      14907.89
10/31/95                 11638.0284598842018                      14599.15

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING INVOLVES SPECIAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN
CLASS A SHARES OF THE VISTA INTERNATIONAL EQUITY FUND AND THE LIPPER INTERNATIONAL EQUITY FUND INDEX FROM DECEMBER 31, 1992 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.75% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER INTERNATIONAL EQUITY FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST INTERNATIONAL EQUITY FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

--------------------------------------------------------------------------------

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

                                                              Vista             Vista             Vista
                                                             Growth &          Capital        International
                                                              Income            Growth           Equity
                                                               Fund              Fund             Fund
                                                          --------------    --------------    -------------
ASSETS:
  Investment in Portfolio, at value (Note 1)...........   $1,798,419,075    $1,017,602,669     $ 34,369,325
  Receivable for Fund shares sold......................        2,233,036         2,500,018           70,210
  Unamortized organization costs (Note 1)..............               --                --           10,076
  Other assets.........................................            2,768                --           60,150
                                                          --------------    --------------    -------------
      Total assets.....................................    1,800,654,879     1,020,102,687       34,509,761
                                                          --------------    --------------    -------------
LIABILITIES:
  Dividends payable....................................           36,577                --               --
  Payable for redemptions..............................        3,190,623        10,596,884        1,291,678
  Accrued liabilities:
    Administration fees................................           77,059            32,768               --
    Distribution fees..................................          628,024           389,859           10,576
    Shareholder servicing fees.........................          385,385           210,887            7,635
    Sub-administration fees............................           77,059            52,784               --
    Other..............................................        1,085,472           868,524          153,402
                                                          --------------    --------------    -------------
      Total liabilities................................        5,480,199        12,151,706        1,463,291
                                                          --------------    --------------    -------------
NET ASSETS:
  Paid-in-capital......................................    1,495,427,462       866,852,584       32,553,264
  Accumulated undistributed net investment income......        1,921,909           340,988          126,692
  Accumulated undistributed net realized gain (loss) on
    investment transactions............................       88,766,486        37,430,396       (2,282,883)
  Net unrealized appreciation (depreciation) from
    Portfolio..........................................      209,058,823       103,327,013        2,649,397
                                                          --------------    --------------    -------------
      Net assets.......................................   $1,795,174,680    $1,007,950,981     $ 33,046,470
                                                           =============     =============       ==========
      Class A Shares...................................   $1,521,489,288    $  747,574,610     $ 26,286,788
                                                           =============     =============       ==========
      Class B Shares...................................   $  273,685,392    $  260,376,371     $  6,759,682
                                                           =============     =============       ==========
  Shares of beneficial interest outstanding (no par
    value; unlimited number of shares authorized)
      Class A Shares...................................       43,526,398        20,969,122        2,186,098
                                                           =============     =============       ==========
      Class B Shares...................................        7,863,389         7,356,595          568,398
                                                           =============     =============       ==========
Class A Shares
  Net asset value and redemption price per share (net
    assets/shares outstanding).........................           $34.96            $35.65           $12.02
                                                           =============     =============       ==========
  Maximum offering price per share (net asset value per
    share/95.25%)......................................           $36.70            $37.43           $12.62
                                                           =============     =============       ==========
Class B Shares
  Net asset value and offering price (net assets/shares
    outstanding).......................................           $34.81            $35.39           $11.89
                                                           =============     =============       ==========

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                 Vista            Vista            Vista
                                                               Growth &          Capital       International
                                                                Income           Growth           Equity
                                                                 Fund             Fund             Fund
                                                             -------------    -------------    -------------
NET INVESTMENT INCOME:
  Investment income from Portfolio........................   $  55,880,630    $  17,904,502     $    827,508
  Expenses from Portfolio.................................      (7,802,851)      (4,332,826)        (342,259)
  Foreign taxes withheld from Portfolio...................        (117,992)          (2,844)        (107,048)
                                                             -------------    -------------    -------------
      Total investment income net of expenses from
         Portfolio........................................      47,959,787       13,568,832          378,201
                                                             -------------    -------------    -------------
EXPENSES:
  Distribution fees (Note 2)
    Class A...............................................       3,610,606        1,673,901           75,652
    Class B...............................................       1,619,344        1,510,615           55,080
  Administration fee (Note 2).............................         830,077          435,668           18,799
  Shareholder servicing fees (Note 2).....................       4,150,388        2,177,440           94,012
  Sub-administration fee (Note 2).........................         830,077          435,488           18,799
  Accounting fees.........................................          17,002           15,002           10,000
  Printing and postage....................................         160,001          114,658           10,823
  Professional fees.......................................         125,195           79,093           16,203
  Registration fees.......................................         178,027          291,727           43,000
  Transfer agent fees.....................................       5,283,636        3,172,206          280,639
  Trustee fees (Note 2)...................................         101,149           53,049            2,402
  Miscellaneous expenses..................................         366,463           33,901           11,933
  Amortization of organization costs (Note 1).............        --               --                  4,693
                                                             -------------    -------------    -------------
      Total expenses......................................      17,271,965        9,992,748          642,035
                                                             -------------    -------------    -------------
Less fees waived (Note 2).................................         252,586          116,282           37,598
Less expenses borne by the Distributor (Note 2)...........        --               --                157,053
                                                             -------------    -------------    -------------
  Net expenses............................................      17,019,379        9,876,466          447,384
                                                             -------------    -------------    -------------
Net investment income (loss)..............................      30,940,408        3,692,366          (69,183)
                                                             -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from portfolio on:
  Investment transactions -- net..........................      78,386,300       37,651,492       (2,495,944)
  Financial futures transactions -- net...................      14,956,724         --               --
  Foreign currency transactions -- net....................              61         --                146,222
Change in unrealized appreciation (depreciation) from
  portfolio -- net........................................     148,638,515       81,591,993        1,392,900
                                                             -------------    -------------    -------------
Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions.....     241,981,600      119,243,485         (956,822)
                                                             -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
  operations..............................................   $ 272,922,008    $ 122,935,851     $ (1,026,005)
                                                               ===========      ===========       ==========

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS For the Periods Indicated
--------------------------------------------------------------------------------

                                                                                                                Vista
                                           Vista                              Vista                         International
                                      Growth & Income                    Capital Growth                        Equity
                                           Fund                               Fund                              Fund
                              -------------------------------   ---------------------------------   -----------------------------
                                                                          Year ended
                              ---------------------------------------------------------------------------------------------------
                                 10/31/95         10/31/94          10/31/95          10/31/94        10/31/95        10/31/94
                              --------------   --------------   ----------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income
   (loss).................... $   30,940,408   $   20,188,114   $      3,692,366   $    1,219,028   ($     69,183)  ($    111,892)
 Realized gain (loss) on
   investments -- net........       --               (190,671)         --               1,042,946        --              --
 Realized gain (loss) from
   Portfolio -- net..........     93,343,085       (3,949,198)        37,651,492       14,534,082      (2,349,722)        484,758
 Change in unrealized
   appreciation/ depreciation
   on investments -- net.....       --            (15,154,511)         --              (6,036,698)       --              --
 Change in unrealized
   appreciation/depreciation
   on investments and foreign
   exchange from
   portfolio -- net..........    148,638,515        9,119,159         81,591,993        4,199,552       1,392,900         649,119
                              --------------   --------------   ----------------   --------------   -------------   -------------
   Net increase (decrease) in
     net assets resulting
     from operations.........    272,922,008       10,012,893        122,935,851       14,958,910      (1,026,005)      1,021,985
                              --------------   --------------   ----------------   --------------   -------------   -------------
NET EQUALIZATION CREDITS
 (DEBITS) (Note 1e)..........       (295,049)          85,278            245,128           (8,650)       --              --
                              --------------   --------------   ----------------   --------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM: (Note 1F)
 Net investment income
   Class A...................    (27,751,120)     (17,180,925)        (3,663,589)        (291,172)       --              --
   Class B...................     (3,129,991)      (1,103,686)          (610,166)         (29,031)       --              --
 Net realized gain on
   investment transactions
   Class A...................       --            (11,615,863)       (12,038,185)      (5,247,371)       (386,155)        (91,800)
   Class B...................       --               (189,369)        (3,140,097)         (82,698)        (85,074)         (2,311)
                              --------------   --------------   ----------------   --------------   -------------   -------------
                                 (30,881,111)     (30,089,843)       (19,452,037)      (5,650,272)       (471,229)        (94,111)
                              --------------   --------------   ----------------   --------------   -------------   -------------
TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST (Note
 4):
 Proceeds from shares sold
   Class A...................    337,830,616      746,436,321      1,239,572,225      705,892,770      21,109,068      38,475,927
   Class B...................     98,186,608      165,681,398        135,751,317      125,746,131       4,133,925       7,401,283
 Reinvestment of dividends
   Class A...................     24,946,995       24,911,262         14,790,541        4,863,342         319,993          64,415
   Class B...................      2,937,427        1,194,752          3,597,211          103,560          83,935           2,237
 Payments for shares redeemed
   Class A...................   (464,207,149)    (287,140,074)    (1,136,103,052)    (394,079,909)    (31,703,235)    (15,749,846)
   Class B...................    (20,539,855)      (6,282,431)       (27,020,386)      (3,427,055)     (4,508,509)       (303,624)
                              --------------   --------------   ----------------   --------------   -------------   -------------
     Net increase (decrease)
       in net assets from
       transactions in shares
       of beneficial
       interest..............    (20,845,358)     644,801,228        230,587,856      439,098,839     (10,564,823)     29,890,392
                              --------------   --------------   ----------------   --------------   -------------   -------------
     Total increase
       (decrease) in net
       assets................    220,900,490      624,809,556        334,316,798      448,398,827     (12,062,057)     30,818,266
NET ASSETS:
 Beginning of year...........  1,574,274,190      949,464,634        673,634,183      225,235,356      45,108,527      14,290,261
                              --------------   --------------   ----------------   --------------   -------------   -------------
 End of year................. $1,795,174,680   $1,574,274,190   $  1,007,950,981   $  673,634,183   $  33,046,470   $  45,108,527
                              ==============   ==============   ================   ==============   =============   =============

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized as a Massachusetts business trust on May 11, 1987, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Growth and Income Fund
(GIF), Vista Capital Growth Fund (CGF) and Vista International Equity Fund (IEF) (collectively the "Funds") are three separate series of the Trust. The Funds each offer two classes of shares. Class "A" Shares are sold with a front end sales load and Class "B" Shares, which were first available on November 4, 1993, are sold with a contingent deferred sales load. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and fund servicing expenses, and each class has exclusive voting rights with respect to its distribution plan.

Effective November 29, 1993, Vista Growth and Income Fund and Vista Capital Growth Fund adopted the Master Feeder Fund structure through the contribution of their investment assets ($978 million and $241 million, respectively) to their respective portfolios in exchange for beneficial interests in such portfolios of an equal value. Prior thereto each Fund owned individual investment securities. Vista International Equity Fund also utilizes the Master Feeder Fund Structure.

The Trust seeks to achieve each Fund's investment objective by investing all of the investable assets of the corresponding Fund in the Growth and Income Portfolio, Capital Growth Portfolio and International Equity Portfolio (the "Portfolios") which, like the Funds, are open-end management investment companies having the same investment objectives as the Funds. The Funds, the Portfolios in which they invest, and the percentage of each portfolio owned by the respective Fund at October 31, 1995 are shown below.

                                                                     Fund's Percentage
                                                                      Interest in the
                                                                       Portfolio at
             Fund                            Portfolio               October 31, 1995
-------------------------------    ------------------------------    -----------------
Vista Growth and Income Fund       Growth and Income Portfolio             96.99%
Vista Capital Growth Fund          Capital Growth Portfolio                99.82%
Vista International Equity Fund    International Equity Portfolio          99.99%

The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

The following is a summary of significant accounting policies followed by the
Funds:

     A. Valuation of Investments -- The Funds record their investments in the Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the Notes to those Financial Statements.

     B. Investment Income, Expenses, and Distributions to Shareholders -- The Funds record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     within the Trust in relation to the net assets of each Fund or on another reasonable basis. Distributions to shareholders are recorded on the ex-dividend date. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. The reclassifications made for the Funds are as follows: GIF paid in capital was decreased by $112,825, accumulated undistributed net investment income (loss) was increased by $295,049 and accumulated undistributed net realized gain (loss) on investment transactions was decreased by $182,224; CGF paid in capital was increased by $275,766, accumulated undistributed net investment income (loss) was decreased by $221,576 and accumulated undistributed net realized gain (loss) on investment transactions was decreased by $54,190; IEF paid in capital was decreased by $214,508, accumulated undistributed net investment income
     (loss) was increased by $148,468 and accumulated undistributed net realized gain (loss) on investment transactions was increased by $66,040. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains.

     C. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of the Fund's distributable net income, including any net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provisions for Federal income or excise tax are necessary.

     D. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning at the commencement of operations of each Fund.

     E. Equalization -- GIF and CGF follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Trust shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

     F. Foreign Currency Translations -- The books and records of the Portfolios are maintained in U.S. dollars, the foreign currency translation policy is more fully discussed in the notes to those financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Administration Fees -- Pursuant to an Administration Agreement, The Chase Manhattan Bank, N.A. (the "Administrator") serves as administrator of the Funds. The Administrator receives from each of the Funds a fee computed daily and paid monthly at an annual rate equal to 0.05% of the respective average daily net assets of each Fund. The Administrator has voluntarily waived all or a portion of its fees as outlined in Note 2.D. below.

     B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent will receive fees determined by a formula based upon the average number of accounts serviced and the number of transactions processed by such Shareholder Servicing Agent during the period for which payment is being made, and any out-of-pocket expenses incurred, provided that such fees will not exceed, on an annualized basis, 0.25% of the average daily net assets of the respective Fund. Chase's Shareholder Servicing charges amounted to $4,149,991 and $2,161,888 for GIF and CGF respectively, and all related charges paid for IEF. Chase voluntarily waived such fees as indicated in 2.D. below.

     C. Distribution and Sub-administration Fees -- Pursuant to a Distribution and Sub-administration Agreement, Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor"), a wholly-owned subsidiary of Concord Holding Corp., a wholly owned subsidiary of The BISYS Group, acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

     The Trustees have adopted Distribution Plans (the "Distribution Plans") for both Class A and Class B for each of the Funds in accordance with Rule 12b-1 under the 1940 Act.

     The Class A Distribution Plans provide that the Funds shall pay distribution fees, including payments to the Distributor at annual rates not to exceed 0.20% for GIF and CGF and 0.25% for IEF of the average daily net assets of each Fund for distribution services. The Class B Distribution Plans provide that the Funds shall pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.75% of the average daily net assets of the Class B Shares of each Fund for distribution services.

     Under the Class A Distribution Plans for GIF and CGF, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     D. Waivers of Fees -- For the year ended October 31, 1995, the Administrator, Sub-administrator and Shareholder Servicing Agents voluntarily waived fees for each of the Funds as follows:

                                    Fee                                     GIF        CGF        IEF
    --------------------------------------------------------------------  --------   --------   -------
    Administration......................................................  $252,586   $116,282   $18,799
    Sub-administration..................................................     --         --       18,799
                                                                          --------   --------   -------
    Total...............................................................  $252,586   $116,282   $37,598
                                                                          ========   ========   =======

     In addition, during the year ended October 31, 1995, the distributor voluntarily assumed $157,053 in expenses on behalf of Vista International Equity Fund.

     E. Other -- Certain officers of the Trust are officers of VBDS or of its parent corporation, BISYS. The Funds' organizational costs payable are comprised of liabilities owed to the Administrator and the Distributor. In addition, the Portfolios have entered into contracts with the Chase Manhattan Bank, N.A. for Investment Advisory and Custodian services.

     On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge, which was approved by shareholders of both corporations on December 11, 1995, subject to the approval of regulators.

3. INVESTMENT TRANSACTIONS -- Increases and decreases in each Fund's investment in its related Portfolio during the year ended October 31, 1995, were as follows:

                                                                Increases in             Decreases in
                          Fund                              Portfolio Investment     Portfolio Investment
--------------------------------------------------------    --------------------     --------------------
Vista Growth and Income.................................       $     439,999,840        $     505,023,016
Vista Capital Growth....................................           1,381,868,640            1,167,007,842
Vista International Equity..............................              25,695,635               35,602,380

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest for the periods indicated, are as follows:

                                 Growth and                       Capital                     International
                                 Income Fund                    Growth Fund                    Equity Fund
                         ---------------------------    ----------------------------    --------------------------
                                                                Year ended
                         -----------------------------------------------------------------------------------------
                           10/31/95       10/31/94        10/31/95        10/31/94       10/31/95       10/31/94
                         ------------    -----------    ------------    ------------    -----------    -----------
CLASS A:
Shares sold...........     10,674,446     24,777,633      37,056,900      22,299,824      1,812,964      3,171,063
Shares issued in
  reinvestment of
  distributions.......        781,341        826,616         476,453         153,594         28,001          5,302
Shares redeemed.......    (14,660,747)    (9,512,086)    (33,640,091)    (12,413,694)    (2,735,407)    (1,304,737)
                         ------------    -----------    ------------    ------------    -----------    -----------
Net increase in shares
  of beneficial
  interest
  outstanding.........     (3,204,960)    16,092,163       3,893,262      10,039,724       (894,442)     1,871,628
Outstanding shares at:
  Beginning of
    period............     46,731,358     30,639,195      17,075,860       7,036,136      3,080,540      1,208,912
                         ------------    -----------    ------------    ------------    -----------    -----------
  End of period.......     43,526,398     46,731,358      20,969,122      17,075,860      2,186,098      3,080,540
                           ==========      =========      ==========      ==========      =========      =========
CLASS B:
Shares sold...........      3,087,386      5,491,462       4,172,672       3,983,592        361,483        612,140
Shares issued in
  reinvestment of
  distributions.......         92,139         40,161         117,362           3,298          7,428            194
Shares redeemed.......       (637,757)      (210,002)       (812,120)       (108,209)      (387,778)       (25,069)
                         ------------    -----------    ------------    ------------    -----------    -----------
Net increase in shares
  of beneficial
  interest
  outstanding.........      2,541,768      5,321,621       3,477,914       3,878,681        (18,867)       587,265
Outstanding shares at:
  Beginning of
    period............      5,321,621             --       3,878,681              --        587,265             --
                         ------------    -----------    ------------    ------------    -----------    -----------
  End of period.......      7,863,389      5,321,621       7,356,595       3,878,681        568,398        587,265
                           ==========      =========      ==========      ==========      =========      =========

5. FEDERAL INCOME TAX MATTERS -- At October 31, 1995, the Vista International Equity Fund had a net capital loss carryover of approximately $6,149,000 which will be available to offset capital gains arising through October 31, 2002 and 2003. To the extent that these carryover losses are used to offset future gains, the gains so offset will not be distributed to shareholders.

6. RETIREMENT PLAN -- During the year ended October 31, 1995, the Trust adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Trust who have served as an independent director of the Trust, or other Vista Funds, for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Management has determined that the accrual for prior service costs is not material.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout Each Period Indicated
--------------------------------------------------------------------------------

                                                                                                                 Vista
                                                                                                            Growth & Income
                                                             Vista Growth & Income Fund--Class A             Fund--Class B
                                                     ----------------------------------------------------  ------------------
                                                                          Year ended                         Year    11/4/93*
                                                     ----------------------------------------------------   ended    through
                                                      10/31/95    10/31/94   10/31/93  10/31/92  10/31/91  10/31/95  10/31/94
                                                     ----------  ----------  --------  --------  --------  --------  --------
Per Share Operating Performance
Net Asset Value, Beginning of Period................  $   30.26   $   30.99   $ 26.60   $ 25.49   $ 16.49   $ 30.12   $ 30.39
                                                      ----------  ----------  --------  --------  --------  --------  -------
 Income From Investment Operations
   Net Investment Income............................      0.614       0.466     0.341     0.313     0.388     0.463     0.336
   Net Gains or Losses on Securities
     (both realized and unrealized).................      4.710      (0.429 )   5.007     2.702     9.521     4.700     0.109
                                                      ----------  ----------  --------  --------  --------  --------  -------
   Total from Investment Operations.................      5.324       0.037     5.348     3.015     9.909     5.163     0.445
                                                      ----------  ----------  --------  --------  --------  --------  -------
 Less Distributions
   Dividends from net investment income.............      0.621       0.422     0.338     0.313     0.339     0.470     0.370
   Distributions from capital gains.................         --       0.345     0.620     1.587     0.574        --     0.345
                                                      ----------  ----------  --------  --------  --------  --------  -------
   Total Distributions..............................      0.621       0.767     0.958     1.900     0.913     0.470     0.715
                                                      ----------  ----------  --------  --------  --------  --------  -------
Net Asset Value, End of Period......................  $   34.96   $   30.26   $ 30.99   $ 26.60   $ 25.49   $ 34.81   $ 30.12
                                                      =========   =========   =======   =======   =======  ========  ========
Total Return (1)....................................     17.79%       0.15%    20.47%    12.34%    62.60%    17.21%     1.55%
                                                      =========   =========   =======   =======   =======  ========  ========
Ratios/Supplemental Data**
 Net Assets, End of Period (000 omitted)............ $1,521,489  $1,413,899  $949,465  $149,506  $43,261   $273,685  $160,375
 Ratio of Expenses to Average Net Assets#...........       1.43%       1.40%     1.39%     1.43%     1.25%     1.93%     1.89%
 Ratio of Net Investment Income to Average Net
   Assets#..........................................       1.93%       1.60%     1.07%     1.19%     1.24%     1.38%     1.21%
 Ratio of Expenses without waivers and assumption of
   expense to Average Net Assets#...................       1.45%       1.40%     1.39%     1.46%     1.76%     1.94%     1.89%
 Ratio of Net Investment Income without waivers and
   assumption of expenses to Average Net Assets#....       1.91%       1.60%     1.07%     1.16%     0.73%     1.36%     1.21%
Portfolio Turnover Rate.............................      --          --           41%       56%      103%     --        --

---------------

  * Date commenced offering classes of shares.

  # Short periods have been annualized.

 ** Ratios include the Fund's share of Portfolio income and expenses, as appropriate.

(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout Each Period Indicated (continued)
--------------------------------------------------------------------------------

                                                                                                           Vista
                                                                                                       Capital Growth
                                                          Vista Capital Growth Fund--Class A           Fund--Class B
                                                   ------------------------------------------------  ------------------
                                                                      Year ended                       Year    11/4/93*
                                                   ------------------------------------------------   ended    through
                                                   10/31/95  10/31/94  10/31/93  10/31/92  10/31/91  10/31/95  10/31/94
                                                   --------  --------  --------  --------  --------  --------  --------
Per Share Operating Performance
Net Asset Value, Beginning of Period..............  $ 32.17   $ 32.01   $ 25.12   $ 22.02   $ 12.33   $ 32.03   $ 31.38
                                                    -------   -------   -------   -------   -------   -------   -------
 Income From Investment Operations
   Net Investment Income (Loss)...................    0.189     0.099@    0.064     0.078    (0.011)    0.044     0.011@
   Net Gains or (Losses) on Securities (both
     realized and unrealized).....................    4.160     0.719     7.173     3.044     9.805     4.100     1.296
                                                    -------   -------   -------   -------   -------   -------   -------
   Total from Investment Operations...............    4.349     0.818     7.237     3.122     9.794     4.144     1.307
                                                    -------   -------   -------   -------   -------   -------   -------
 Less Distributions
   Dividends from net investment income...........    0.189     0.027     0.093     0.017     0.109     0.111     0.026
   Distributions from capital gains...............    0.676     0.631     0.257        --        --     0.676     0.631
                                                    -------   -------   -------   -------   -------   -------   -------
   Total Distributions............................    0.865     0.658     0.350     0.017     0.109     0.787     0.657
                                                    -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of Period....................  $ 35.65   $ 32.17   $ 32.01   $ 25.12   $ 22.02   $ 35.39   $ 32.03
                                                    =======   =======   =======   =======   =======   =======    ======
Total Return (1)..................................    13.89%     2.62%    29.06%    14.16%    79.96%    13.34%     4.19%
                                                    =======   =======   =======   =======   =======   =======    ======
Ratios/Supplemental Data**
 Net Assets, End of Period (000 omitted).......... $747,575  $549,411  $225,235  $39,836   $ 9,334   $260,376  $124,223
 Ratio of Expenses to Average Net Assets#.........     1.51%     1.49%     1.49%     1.40%     1.27%     2.01%     2.00%
 Ratio of Net Investment Income (Loss) to Average
   Net Assets#....................................     0.54%     0.33%     0.12%     0.32%    (0.09%)    0.02%    (0.09%)
 Ratio of Expenses without waivers and assumption
   of expenses to Average Net Assets#.............     1.53%     1.50%     1.49%     1.77%     3.44%     2.02%     2.02%
 Ratio of Net Investment Income (Loss) without
   waivers and assumption of expenses to Average
   Net Assets#....................................     0.52%     0.32%     0.12%    (0.05%)   (2.26%)    0.01%    (0.11%)
Portfolio Turnover Rate...........................     --        --          43%       67%       83%     --        --

---------------

  * Date commenced offering class of shares.

(1) Total return figures do not include the effect of any sales load.

  # Short periods have been annualized.

 ** Ratios include the Fund's share of Portfolio income and expenses, as appropriate.

  @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout Each Period Indicated (continued)
--------------------------------------------------------------------------------

                                                                                    International Equity Fund
                                                                        --------------------------------------------------
                                                                            Year ended      12/31/92*    Year     11/4/93*
                                                                        ------------------   through    ended     through
                                                                        10/31/95  10/31/94  10/31/93   10/31/95   10/31/94
                                                                        --------  --------  ---------  --------   --------
                                                                                   Class A                   Class B
                                                                        -----------------------------  -------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period................................... $ 12.31   $ 11.82    $ 10.00   $ 12.23    $ 11.69
                                                                        -------   -------   --------   -------    -------
 Income From Investment Operations
   Net Investment Income (Loss)........................................   0.039    (0.022)    (0.010)   (0.026)    (0.053)
   Net Gains or (Losses) on Securities (both realized and
     unrealized).......................................................  (0.190)    0.566      1.830    (0.180)     0.647
                                                                        -------   -------   --------   -------    -------
   Total from Investment Operations....................................  (0.151)    0.544      1.820    (0.206)     0.594
                                                                        -------   -------   --------   -------    -------
 Less Distributions
   Distributions from capital gains....................................   0.137     0.054      --        0.137      0.054
                                                                        -------   -------   --------   -------    -------
   Total Distributions.................................................   0.137     0.054      --        0.137      0.054
                                                                        -------   -------   --------   -------    -------
Net Asset Value, End of Period......................................... $ 12.02   $ 12.31    $ 11.82   $ 11.89    $ 12.23
                                                                        =======   =======    =======   =======    =======
Total Return (1).......................................................  (1.19%)    4.61%     22.23%    (1.61%)     5.09%
                                                                        =======   =======    =======   =======    =======
Ratios/Supplemental Data**
 Net Assets, End of Period (000 omitted)............................... $26,287   $37,926    $14,290   $ 6,759    $ 7,182
                                                                        -------   -------   --------   -------    -------
Ratio of Expenses to Average Net Assets#...............................   2.01%     2.00%      2.13%     2.50%      2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets#...........  (0.10%)   (0.27%)    (0.14%)   (0.53%)    (0.94%)
Ratio of Expenses without waivers and assumption of expenses to Average
 Net Assets#(2)........................................................   2.86%     2.46%      2.86%     3.36%      3.36%
Ratio of Net Investment Income (Loss) without waivers and assumption of
 expenses to Average Net Assets#.......................................  (0.96%)   (0.73%)    (2.11%)   (1.40%)    (1.80%)

---------------

(1) Total return figures do not include the effect of any sales load.

(2) Not to exceed the maximum statutory expense ratio.

  * Date commenced offering class of shares.

 ** Ratios include the Fund's share of Portfolio income and expenses, as appropriate.

  # Short periods have been annualized.

                       See notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES
AND SHAREHOLDERS OF
MUTUAL FUND GROUP

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista Growth and Income Fund, Vista Capital Growth Fund and Vista International Equity Fund, three of the portfolios constituting Mutual Fund Group (hereafter referred to as the "Trust"), at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the selected per share data and ratios for a share of beneficial interest outstanding for the periods presented, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
December 15, 1995

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
LONG-TERM INVESTMENTS -- 86.4%
COMMON STOCK -- 73.3%
Aerospace -- 1.9%
General Motors Class H.............      300,000   $   12,600,000
Loral Corp. .......................      320,000        9,480,000
United Technologies, Corp. ........      150,000       13,312,500
                                                   --------------
                                                       35,392,500
                                                   --------------
Agricultural Production/
 Services -- 1.7%
AGCO Corp. ........................      175,000        7,831,250
Case Corp. ........................      375,000       14,296,875
Deere & Co. .......................      100,000        8,937,500
                                                   --------------
                                                       31,065,625
                                                   --------------
Apparel/Textiles -- 0.2%
V.F. Corp. ........................       75,000        3,590,625
                                                   --------------
Automotive -- 2.6%
Chrysler Corp. ....................      214,027       11,049,144
Dana Corp. ........................      300,000        7,687,500
Echlin, Inc. ......................      400,000       14,300,000
General Motors.....................      200,000        8,750,000
TRW Inc. ..........................      100,000        6,575,000
                                                   --------------
                                                       48,361,644
                                                   --------------
Banking -- 3.3%
Bank of New York Company, Inc. ....      375,000       15,750,000
Citicorp...........................      265,000       17,191,875
First Bank System Inc. ............      150,000        7,462,500
NationsBank Corp. .................      125,000        8,218,750
Norwest Corp. .....................      415,000       12,242,500
                                                   --------------
                                                       60,865,625
                                                   --------------
Chemicals -- 2.7%
Air Products & Chemicals, Inc. ....      200,000       10,325,000
Dow Chemical Co. ..................       90,000        6,176,250
duPont (EI) deNemours..............      300,000       18,712,500
Praxair, Inc. .....................      225,000        6,075,000
Union Carbide Corp. ...............      235,000        8,900,625
                                                   --------------
                                                       50,189,375
                                                   --------------
Computer Software -- 1.5%
Computer Associates
 International.....................      200,000       11,000,000
General Motors Corp., Class E......      200,000        9,425,000
Reynolds & Reynolds, Inc., Class
 A.................................      223,000        7,944,375
                                                   --------------
                                                       28,369,375
                                                   --------------
Computers/Computer Hardware -- 4.1%
Apple Computer Inc. ...............      210,000        7,625,625
Comdisco, Inc. ....................      180,000        5,490,000
Compaq Computer*...................      400,000       22,300,000
International Business Machines
 Corp. ............................       75,000        7,293,750
Read-Rite Corp. ...................      250,000        8,718,750
SCI Systems, Inc.*.................      200,000        7,025,000
Sun Microsystems, Inc.*............      225,000       17,550,000
                                                   --------------
                                                       76,003,125
                                                   --------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
Construction Machinery -- 0.8%
Caterpillar Inc. ..................      250,000   $   14,031,250
                                                   --------------
Consumer Products -- 1.7%
Black & Decker Corp. ..............      300,000       10,162,500
Procter & Gamble Co. ..............      100,000        8,100,000
Shaw Industries....................      195,000        2,486,250
Toro Co. ..........................      120,000        3,465,000
Whirlpool Corp. ...................      130,000        6,890,000
                                                   --------------
                                                       31,103,750
                                                   --------------
Diversified -- 0.7%
Textron, Inc. .....................      200,000       13,750,000
                                                   --------------
Electronics/Electrical
 Equipment -- 1.9%
Analog Devices Inc. ...............      200,000        7,225,000
Texas Instruments..................      250,198       17,076,014
Xilinx, Inc.*......................      225,000       10,350,000
                                                   --------------
                                                       34,651,014
                                                   --------------
Electronics Distributor -- 0.4%
Arrow Electronics, Inc.*...........      150,000        7,612,500
                                                   --------------
Entertainment -- 0.6%
Trump Hotels & Casino Resorts,
 Inc. .............................      325,000        5,525,000
Viacom, Inc. Class B*..............      125,763        6,288,150
                                                   --------------
                                                       11,813,150
                                                   --------------
Environmental Services -- 0.4%
Browning-Ferris Industries,
 Inc. .............................      250,000        7,281,250
                                                   --------------
Financial Services -- 2.7%
Advanta Corp., Class A.............      100,000        3,875,000
American Express Co. ..............      200,000        8,125,000
American General Delaware..........      450,000       14,793,750
Dean Witter, Discover & Co. .......      207,806       10,338,349
Federal National Mortgage
 Assoc. ...........................      130,000       13,633,750
                                                   --------------
                                                       50,765,849
                                                   --------------
Food/Beverage Products -- 4.1%
Coca-Cola Enterprises, Inc. .......      400,000       10,650,000
ConAgra, Inc. .....................      225,000        8,690,625
CPC International, Inc.*...........      100,000        6,637,500
IBP, Inc. .........................      140,000        8,382,500
PepsiCo., Inc. ....................      250,000       13,187,500
Philip Morris Companies, Inc. .....      175,000       14,787,500
RJR Nabisco Holdings Corp. ........      250,000        7,687,500
Seagram Company, Ltd. .............      200,000        7,200,000
                                                   --------------
                                                       77,223,125
                                                   --------------
Health Care -- 2.6%
Baxter International Inc. .........      400,000       15,450,000
Columbia/HCA Healthcare Corp. .....      235,000       11,544,375
FHP International Corp.*...........      200,000        4,850,000
Humana, Inc.*......................      225,000        4,753,125
Manor Care, Inc. ..................      125,000        4,093,750
Tenet Healthcare Corp.*............      415,000        7,418,125
                                                   --------------
                                                       48,109,375
                                                   --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
Insurance -- 4.1%
Allstate Corp. ....................      278,110   $   10,220,543
American International Group.......      142,500       12,023,438
Chubb Corp. .......................      150,000       13,481,250
Mid Ocean, Ltd.*...................      170,000        6,013,750
Reliastar Financial Corp. .........      140,000        5,845,000
St. Paul Companies, Inc. ..........      200,000       10,150,000
Transamerica Corp. ................      150,000       10,162,500
Transport Holdings, Inc., Class
 A*................................          750           29,437
Travelers, Inc. ...................      150,000        7,575,000
                                                   --------------
                                                       75,500,918
                                                   --------------
Manufacturing -- 2.3%
Eaton Corp. .......................      150,000        7,687,500
Johnson Controls...................      275,000       16,018,750
Kennametal Inc. ...................      175,000        5,446,875
Varity Corp.*......................      400,000       14,500,000
                                                   --------------
                                                       43,653,125
                                                   --------------
Metals/Mining -- 1.6%
Aluminum Co. of America (ALCOA)....      200,000       10,200,000
Inco, Ltd. ........................      375,000       12,890,625
Phelps Dodge Corp. ................      100,000        6,337,500
                                                   --------------
                                                       29,428,125
                                                   --------------
Office/Business Equipment -- 0.4%
Xerox Corp. .......................       55,000        7,136,250
                                                   --------------
Oil & Gas -- 6.2%
Amoco Corp. .......................      150,000        9,581,250
Ashland Inc. ......................      250,000        7,906,250
Halliburton Company................      449,000       18,633,500
Mobil Corp. .......................      125,000       12,593,750
Panhandle Eastern Corp. ...........      650,000       16,412,500
Phillips Petroleum Co. ............      355,000       11,448,750
Smith International*...............      194,200        3,107,200
Triton Energy Corp. ...............      250,000       11,656,250
Ultramar Corp. ....................      200,000        4,875,000
Unocal Corp. ......................      250,000        6,562,500
Williams Companies, Inc. ..........      300,000       11,587,500
                                                   --------------
                                                      114,364,450
                                                   --------------
Paper/Forest Products -- 3.1%
Boise Cascade Corp. ...............      150,000        5,437,500
Champion International Corp. ......      370,000       19,795,000
Fort Howard Corp.*.................      400,000        6,700,000
Mead Corp. ........................      170,000        9,796,250
Willamette Industries..............      261,000       15,138,000
                                                   --------------
                                                       56,866,750
                                                   --------------
Pharmaceuticals -- 2.4%
Allergan Inc. .....................      150,000        4,406,250
American Home Products Corp. ......      100,000        8,862,500
Glaxo Wellcome Plc.................      300,000        8,137,500
Schering-Plough Corp. .............      250,000       13,406,250
Smithkline Beecham Plc, ADR........      175,000        9,078,125
                                                   --------------
                                                       43,890,625
                                                   --------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
Printing & Publishing -- 1.1%
Harcourt General, Inc. ............      200,000   $    7,925,000
The News Corporation, Ltd, ADR.....      300,000        5,962,500
Tribune Co. .......................      125,000        7,890,625
                                                   --------------
                                                       21,778,125
                                                   --------------
Real Estate Investment
 Trust -- 0.3%
Hospitality Properties Trust.......      181,000        4,751,250
                                                   --------------
Restaurants/Food Services -- 0.3%
Wendy's International, Inc. .......      325,000        6,459,375
                                                   --------------
Retailing -- 5.0%
American Stores Co. ...............      485,000       14,489,375
Circuit City Stores, Inc. .........      420,000       14,017,500
Dayton-Hudson Corp. ...............      250,000       17,187,500
Kroger Co.*........................      654,000       21,827,250
May Department Stores..............      400,000       15,700,000
Sears Roebuck & Co. ...............      300,000       10,200,000
                                                   --------------
                                                       93,421,625
                                                   --------------
Shipping/Transportation -- 3.3%
Burlington Northern, Inc. .........      100,000        8,387,500
Consolidated Railway, Inc. ........      200,000       13,750,000
CSX Corp. .........................      200,000       16,750,000
Federal Express Corp.*.............      100,000        8,212,500
Ryder System.......................      300,000        7,237,500
XTRA Corp. ........................      155,000        6,800,625
                                                   --------------
                                                       61,138,125
                                                   --------------
Steel -- 0.8%
LTV Corp.*.........................      300,000        4,200,000
USX-US Steel Group, Inc. ..........      340,000       10,157,500
                                                   --------------
                                                       14,357,500
                                                   --------------
Telecommunications -- 3.4%
AT&T Corp. ........................      225,000       14,400,000
Frontier Corp. ....................      200,000        5,400,000
GTE Corp. .........................      400,000       16,500,000
Sprint Corp. ......................      275,000       10,587,500
Tele-Communications, Class A*......      350,000        5,950,000
U S West, Inc. ....................      200,000        9,525,000
                                                   --------------
                                                       62,362,500
                                                   --------------
Toys & Games -- 0.4%
Mattel, Inc. ......................      250,000        7,187,500
                                                   --------------
Utilities -- 4.7%
CINergy Corp. .....................      200,000        5,675,000
CMS Energy Corp. ..................      375,000       10,359,375
Eastern Utilities Associates.......      200,000        4,700,000
FPL Group Inc. ....................      285,000       11,934,375
General Public Utilities...........      300,000        9,375,000
Nipsco Industries Inc. ............      205,000        7,482,500
Oklahoma Gas & Electric Co. .......      150,000        6,000,000
PECO Energy Co. ...................      259,100        7,578,675
Pinnacle West Capital Corp. .......      700,000       19,250,000
Public Service Co. of Colorado.....      115,000        3,924,375
                                                   --------------
                                                       86,279,300
                                                   --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
TOTAL COMMON STOCK
 (Cost $1,168,160,359).............                $1,358,754,700
                                                   --------------
CONVERTIBLE PREFERRED STOCK -- 5.0%
Airlines --
Delta Airlines, Ser. C, $3.50......      150,000        8,306,250
                                                   --------------
Automotive --
Ford Motor Co., Ser. A, 8.4%.......       80,000        7,520,000
                                                   --------------
Computers/Computer Hardware --
Ceridian Corp., 5.5%...............      120,000       11,700,000
                                                   --------------
Entertainment --
Time Warner Financing Trust,
 $1.24.............................      200,000        6,400,000
                                                   --------------
Electronics/Electrical
 Equipment --
Westinghouse Electric, Ser. C,
 $1.30.............................      800,000       10,981,600
                                                   --------------
Environmental Services --
Browning-Ferris, Inc., 7.25%.......       88,000        2,893,000
                                                   --------------
Financial Services --
American General Delaware, Ser. A,
 $3.00.............................      118,000        6,106,500
                                                   --------------
Food/Beverage Products --
RJR Nabisco Holdings Corp., Ser. C,
 $0.6012...........................      700,000        4,375,000
                                                   --------------
Health Care --
FHP International Corp., Ser. A,
 5.0%..............................      225,000        5,343,750
                                                   --------------
Oil & Gas --
Diamond Shamrock, 5.0%#............      120,000        6,540,000
Occidental Petroleum, $3.00........      140,000        7,910,000
                                                   --------------
                                                       14,450,000
                                                   --------------
Paper/Forest Products --
International Paper Capital Corp.#
 5.25%.............................      200,000        8,783,800
                                                   --------------
Printing & Publishing --
The News Corporation ADR, $.11.....      200,000        3,650,000
                                                   --------------
Steel --
WHX Corp., Ser. B, $3.75...........       48,500        2,037,000
                                                   --------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost $82,938,090)...............                    92,546,900
                                                   --------------

                                     Principal
              Issuer                Amount (USD)       Value
----------------------------------- ------------   --------------
FLOATING RATE NOTES -- 1.3%
Financial Services --
Goldman Sachs#,
 5.85% @, due 7/1/96
 (Cost $25,000,000)................ $ 25,000,000   $   24,812,500
                                                   --------------
CONVERTIBLE CORPORATE NOTES AND
 BONDS -- 5.9%
Airlines --
AMR, Corp., 6.125%, due 11/1/24....   10,000,000        9,623,400
                                                   --------------
Automotive --
Magna International Inc.,
 5.0%, due 10/15/02................    4,500,000        4,584,375
                                                   --------------
Computer Software --
Softkey International Inc.#,
 5.5%, due 11/1/00.................    7,000,000        5,929,280
                                                   --------------
Consumer Products --
Grand Metropoliton Placing#,
 6.5%, due 1/31/00.................    2,850,000        3,216,367
                                                   --------------
Electronics/Electrical
 Equipment --
National Semiconductor,
 6.5%, due 10/1/02.................   10,000,000        9,591,500
Sanmina Corp.#, 5.5%, due 8/15/02..    2,000,000        2,224,440
                                                   --------------
                                                       11,815,940
                                                   --------------
Financial Services --
First Financial Management,
 5%, due 12/15/99..................    5,000,000        7,687,250
MBL International Finance Bermuda,
 3%, due 11/30/02..................    5,000,000        5,222,500
South African Pulp & Paper
 Industries, BVI Finance Ltd, 7.5%,
 due 8/1/02........................    6,600,000        6,814,500
                                                   --------------
                                                       19,724,250
                                                   --------------
Insurance --
Aegon NV#, 4.75%, due 11/1/04......    8,500,000       11,177,500
                                                   --------------
Manufacturing --
3 Com Corp.#, 10.25%, due 11/1/01..    6,750,000       11,036,992
Coeur D'Alene Mines Corp.,
 6.0%, due 6/10/02.................    3,000,000        2,677,500
ICN Pharmaceutical,
 8.5%, due 11/15/99................    5,000,000        5,577,800
Waban Inc., 6.5%, due 7/1/02.......    3,000,000        2,797,500
                                                   --------------
                                                       22,089,792
                                                   --------------
Oil & Gas --
Apache Corp.#, 6%, due 1/15/02.....    5,000,000        5,381,350
                                                   --------------
Pharmaceuticals --
Ciba-Geigy AG#,
 6.25%, due 3/15/16................    3,000,000        3,015,000
                                                   --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                     Principal
              Issuer                   Amount          Value
----------------------------------- ------------   --------------
Printing & Publishing --
Time Warner, Inc.,
 8.75%, due 1/10/15................ $  8,349,550   $    8,714,843
                                                   --------------
Retailing --
Federated Department Stores,
 5%, due 10/1/03...................    4,000,000        3,866,760
                                                   --------------
TOTAL CONVERTIBLE CORPORATE NOTES
 AND BONDS
  (Cost $97,167,708)...............                   109,138,857
                                                   --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.9%
U.S. Treasury Bond,
  9.25%, due 02/15/16
  (Cost $14,430,500)...............   12,400,000       16,399,000
                                                   --------------
TOTAL LONG-TERM INVESTMENTS
 (Cost $1,387,696,657).............                 1,601,651,957
                                                   --------------
SHORT-TERM INVESTMENTS -- 12.9%
U.S. GOVERNMENT OBLIGATIONS -- 0.2%
U.S. Treasury Bill, due 11/24/95@@
  (Cost $3,189,011)................    3,200,000        3,189,011
                                                   --------------
U.S. GOVERNMENT AGENCY SPONSORED
 OBLIGATIONS -- 1.9%
Federal National Mortgage
  Association, 5.5%, due 11/29/95
  (Cost $34,850,005)...............   35,000,000       34,850,005
                                                   --------------

                                     Principal
              Issuer                   Amount          Value
----------------------------------- ------------   --------------
COMMERCIAL PAPER -- 10.8%
Chemicals --
duPont (El) deNemours,
  5.71%, due 11/2/95............... $ 35,000,000   $   34,994,449
                                                   --------------
Financial Services --
Federal Home Loan Bank,
 5.64%, due 11/2/95................   20,000,000       19,996,867
Household Finance Corp.,
 5.8%, due 11/1/95 ................   41,042,000       41,042,000
JP Morgan, 5.72%, due 11/9/95......   35,000,000       34,955,511
Receivables Capital Corp.#,
 5.75%, due 11/15/95...............   35,000,000       34,921,736
Svenska Handelsbanken,
 5.75%, due 11/3/95................   35,000,000       34,988,819
                                                   --------------
                                                      165,904,933
                                                   --------------
TOTAL COMMERCIAL PAPER
  (Cost $200,899,382)..............                   200,899,382
                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $238,938,398)..............                   238,938,398
                                                   --------------
TOTAL INVESTMENTS --
  (COST $1,626,635,055)............        99.3%   $1,840,590,355
                                                   ==============

---------------

 @ = Rate shown is the rate in effect at 10/31/95.
 * = Non income producing security.
 # = Security may only be sold to qualified institutional
     investors.
@@ = This security is pledged to cover financial futures contracts.

PURCHASED INDEX FUTURES OUTSTANDING

                                                              Expiration     Number of     Nominal Value      Unrealized
                      Description (A)                            Date        Contracts      at 10/31/95      Appreciation
-----------------------------------------------------------   -----------   ------------   --------------    ------------
S & P 500 Futures..........................................     Dec 95          300         $ 87,577,500      $1,362,579

---------------

(A) = One contract equals 500 shares.

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
LONG-TERM INVESTMENTS -- 88.6%
COMMON STOCK -- 86.3%
Agricultural Products/
  Services -- 5.0%
AGCO Corp. ........................      435,000   $   19,466,250
Agrium, Inc. ......................       60,000        2,460,000
Case Corp. ........................      153,500        5,852,188
IMC Global, Inc. ..................      100,000        7,000,000
Mississippi Chemical...............      200,000        4,825,000
Terra Industries, Inc. ............      500,000        6,312,500
Vigoro Corp. ......................      110,000        4,771,250
                                                     ------------
                                                       50,687,188
                                                     ------------
Automotive -- 2.0%
Echlin, Inc. ......................      115,000        4,111,250
Lear Seating Corp. ................      160,000        4,440,000
Magna International, Inc. Class
 A.................................      100,000        4,325,000
Masland Corp. .....................      350,000        4,900,000
Strattec Security Corp. ...........       20,000          335,000
Titan Wheel International, Inc. ...      127,500        1,848,750
                                                     ------------
                                                       19,960,000
                                                     ------------
Banking -- 4.4%
BayBanks, Inc. ....................      175,000       14,175,000
Dime Bancorp, Inc.*................      200,000        2,125,000
Midlantic Corp., Inc. .............       50,000        2,650,000
Standard Federal Bancorporation....      450,000       15,975,000
Zions Bancorporation...............      150,000       10,387,500
                                                     ------------
                                                       45,312,500
                                                     ------------
Broadcasting -- 0.2%
People's Choice TV Corp.*..........       87,740        1,820,605
                                                     ------------
Business Services -- 0.7%
Equifax, Inc. .....................      125,000        4,875,000
PHH Corp. .........................       50,000        2,187,500
                                                     ------------
                                                        7,062,500
                                                     ------------
Chemicals -- 0.9%
Hanna (M.A.) Co. ..................      150,000        3,843,750
Material Sciences Corp.*...........      200,000        3,325,000
The Geon Company...................      100,000        2,487,500
                                                     ------------
                                                        9,656,250
                                                     ------------
Computer Software -- 3.9%
American Management Systems,
 Inc.*.............................      150,000        4,331,250
BMC Software, Inc. ................      125,000        4,453,125
Computervision Corp.*..............      300,000        3,525,000
FileNet Corp.*.....................      190,000        8,621,250
Reynolds & Reynolds, Inc., Class
 A.................................      500,000       17,812,500
Symantec Corp.*....................       50,000        1,215,625
                                                     ------------
                                                       39,958,750
                                                     ------------
Computers/Computer Hardware -- 4.5%
Comdisco, Inc. ....................      350,000       10,675,000
Cornerstone Imaging, Inc.*.........       60,000        1,350,000
Inference Corp., Class A...........       41,650          505,006
Micros Systems, Inc.*..............      100,000        3,725,000
Read-Rite Corp. ...................      250,000        8,718,750
SCI Systems, Inc.*.................      400,000       14,050,000
Solectron Corp.*...................      175,000        7,043,750
                                                     ------------
                                                       46,067,506
                                                     ------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
Construction Materials -- 1.7%
Manville Corp.*....................      500,000   $    5,812,500
Texas Industries Inc. .............      100,000        5,262,500
USG Corp. .........................      200,000        5,825,000
                                                     ------------
                                                       16,900,000
                                                     ------------
Consumer Products -- 4.7%
Black & Decker Corp. ..............      250,000        8,468,750
Danaher Corp. .....................      300,000        9,300,000
First Brands Corp. ................      100,000        4,575,000
Fleetwood Enterprises, Inc. .......      250,000        5,125,000
Lancaster Colony Corp. ............      125,000        4,156,250
Leggett & Platt Inc. ..............      200,000        4,800,000
Toro Co. ..........................      400,000       11,550,000
                                                     ------------
                                                       47,975,000
                                                     ------------
Diversified -- 0.4%
Albany International Corp., Class
 A.................................      200,000        4,150,000
                                                     ------------
Electronics/Electrical
  Equipment -- 7.3%
Adaptec, Inc. .....................      150,000        6,675,000
ADT ltd. ..........................      400,000        5,600,000
AVX Corp. .........................      125,000        3,890,625
Belden, Inc. ......................      116,000        2,798,500
Harman International Industries,
 Inc. .............................      105,000        4,843,125
Integrated Device Technology,
 Inc.*.............................      275,000        5,225,000
ITI Technologies, Inc.*............       40,000        1,010,000
Lam Research Corp.*................       90,000        5,478,750
Linear Technology Corp. ...........       75,000        3,281,250
LTX Corp.* ........................      200,000        2,475,000
Mentor Graphics Corp. .............      250,000        5,250,000
Microchip Technology, Inc.*........      125,000        4,960,937
Tektronix Inc. ....................      100,000        5,925,000
Teradyne Inc.*.....................      130,000        4,338,750
Vishay Intertechnology, Inc. ......       50,600        1,783,650
Watkins-Johnson....................      100,000        4,812,500
Xilinx, Inc.*......................      125,000        5,750,000
                                                     ------------
                                                       74,098,087
                                                     ------------
Electronics Distributors -- 1.5%
Arrow Electronics, Inc.*...........      137,800        6,993,350
Marshall Industries*...............      225,000        7,931,250
                                                     ------------
                                                       14,924,600
                                                     ------------
Entertainment -- 1.1%
Bally Entertainment Corp.*.........      500,000        5,500,000
Integrity Music, Inc., Class A*....      200,000          475,000
Mirage Resorts, Inc.* .............      175,000        5,731,250
                                                     ------------
                                                       11,706,250
                                                     ------------
Financial Services -- 3.3%
Advanta Corp., Class A.............      200,000        7,750,000
DST Systems, Inc.*.................      174,500        3,664,500
Finova Group, Inc. ................      100,000        4,525,000
Green Tree Financial Corp. ........      450,000       11,981,250
National Auto Credit, Inc.*........      300,000        4,875,000
SEI Corp. .........................       62,200        1,321,750
                                                     ------------
                                                       34,117,500
                                                     ------------
Food/Beverage Products -- 1.6%
IBP, Inc. .........................      275,000       16,465,625
                                                     ------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
Health Care -- 4.5%
Apria Healthcare Group, Inc.*......       60,000   $    1,297,500
Beckman Instruments, Inc. .........      200,000        6,625,000
Beverly Enterprises................      350,000        4,112,500
HealthCare COMPARE*................      175,000        6,475,000
Horizon/CMS Healthcare Corp. ......      250,000        5,062,500
OrNda Healthcorp*..................      500,000        8,812,500
Sybron International Corp.*........      130,000        5,525,000
Universal Health Services, Inc.,
 Class B*..........................      200,000        7,500,000
                                                     ------------
                                                       45,410,000
                                                     ------------
Home Building Construction -- 0.6%
Oakwood Homes Corp. ...............      150,000        5,625,000
                                                     ------------
Insurance -- 6.1%
ACE, Ltd. #........................      170,000        5,780,000
American Re Corp. .................      150,000        5,737,500
Mid Ocean, Ltd.*...................      175,000        6,190,625
PartnerRe Holdings, Ltd. ..........       50,000        1,331,250
PXRE Corp. ........................      103,500        2,639,250
Reliance Group Holdings, Inc. .....      300,000        2,212,500
Reliastar Financial Corp. .........      325,000       13,568,750
SunAmerica, Inc. ..................      175,000       10,893,750
TIG Holdings Inc. .................      200,000        5,075,000
Transatlantic Holdings, Inc. ......       80,000        5,390,000
USF&G Corp. .......................      200,000        3,350,000
                                                     ------------
                                                       62,168,625
                                                     ------------
Machinery & Engineering
 Equipment -- 0.7%
Blount Inc., Class A...............       75,000        3,253,125
Precision Castparts Corp. .........      100,000        3,575,000
                                                     ------------
                                                        6,828,125
                                                     ------------
Manufacturing -- 5.7%
Duriron, Inc. .....................      100,000        2,675,000
Elsag Bailey Process Automation
 N.V.* ADR.........................      283,000        7,711,750
Furon Co. .........................      125,000        1,937,500
JLG Industries, Inc. ..............      200,000        4,700,000
Johnson Controls...................       85,000        4,951,250
Kennametal Inc. ...................      385,000       11,983,125
Mark IV Industries.................      200,000        3,900,000
Modine Manufacturing Co. ..........      350,000        9,625,000
NACCO Industries, Inc. Class A.....      100,000        5,725,000
Varity Corp.*......................      125,000        4,531,250
                                                     ------------
                                                       57,739,875
                                                     ------------
Metals/Mining -- 0.8%
Amcast Industrial Corp. ...........      200,000        3,400,000
Cleveland-Cliffs, Inc. ............       75,000        2,803,125
Commonwealth Aluminum Corp. .......      125,000        2,015,625
                                                     ------------
                                                        8,218,750
                                                     ------------
Oil & Gas -- 4.2%
Diamond Shamrock #.................      200,000        5,150,000
Noble Drilling Corp. ..............       27,097          189,681
Panhandle Eastern Corp. ...........      200,000        5,050,000
Smith International*...............      700,000       11,200,000
Total Petroleum of North America...      500,000        5,062,500
Triton Energy Corp. ...............      110,000        5,128,750
Union Texas Petroleum Holdings.....      225,000        4,050,000
Weatherford Enterra, Inc. .........      300,000        7,237,500
                                                     ------------
                                                       43,068,431
                                                     ------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
Paper/Forest Products -- 1.3%
Boise Cascade Corp. ...............      125,000   $    4,531,250
Bowater, Inc. .....................      100,000        4,425,000
Rayonier, Inc. ....................      125,000        4,687,500
                                                     ------------
                                                       13,643,750
                                                     ------------
Printing & Publishing -- 0.4%
Pulitzer Publishing................      100,000        4,525,000
                                                     ------------
Real Estate Investment
 Trust -- 2.8%
Avalon Properties, Inc. ...........      200,000        3,900,000
Bay Apartment Communities, Inc. ...      150,000        3,093,750
Developers Diversified Realty......       50,000        1,425,000
Evans Withycombe Residential,
 Inc. .............................      150,000        2,831,250
Home Properties of New York,
 Inc. .............................      222,400        3,753,000
Liberty Property Trust.............      200,000        4,050,000
Oasis Residential, Inc. ...........      200,000        4,350,000
ROC Communities, Inc. .............      100,000        2,250,000
Storage Trust Realty...............      100,000        1,962,500
Walden Residential Properties,
 Inc.,.............................       65,000        1,194,375
                                                     ------------
                                                       28,809,875
                                                     ------------
Retailing -- 6.6%
Baker (J.), Inc. ..................      150,000          862,500
Big B Inc. ........................      212,000        3,127,000
Casey's General Stores, Inc. ......      225,000        5,175,000
Circuit City Stores, Inc. .........      200,000        6,675,000
Dillard Department Stores, Inc.,
 Class A...........................      350,000        9,493,750
Eckerd Corp.*......................      300,000       11,887,500
Ethan Allen Interiors, Inc.*.......      471,000        9,302,250
General Nutrition Companies,
 Inc. .............................      280,000        6,965,000
Kroger Co.*........................      150,000        5,006,250
Mercantile Stores..................      200,000        8,975,000
                                                     ------------
                                                       67,469,250
                                                     ------------
Shipping/Transportation -- 2.7%
Consolidated Freightways...........      200,000        4,650,000
GATX Corp. ........................      200,000        9,500,000
Pittston Services Group............      250,000        6,875,000
XTRA Corp. ........................      100,000        4,387,500
Landstar System, Inc.*.............       65,000        1,706,250
                                                     ------------
                                                       27,118,750
                                                     ------------
Steel -- 0.5%
LTV Corp.*.........................      400,000        5,600,000
                                                     ------------
Telecommunications -- 1.3%
Aspect Telecommunications Corp.*...      350,000       12,031,250
Mobilemedia Corp. .................       65,000        1,706,250
                                                     ------------
                                                       13,737,500
                                                     ------------
Textile Mill Products -- 1.0%
Springs Industries, Inc., Class
 A.................................      125,000        5,359,375
Warnaco Group, Inc., Class A.......      190,000        4,417,500
                                                     ------------
                                                        9,776,875
                                                     ------------
Utilities -- 3.9%
CINergy Corp. .....................      200,000        5,675,000
CMS Energy Corp. ..................      400,000       11,050,000
DQE, Inc. .........................      300,000        8,250,000
Pinnacle West Capital Corp. .......      300,000        8,250,000
Public Service Co. of Colorado.....      200,000        6,825,000
                                                     ------------
                                                       40,050,000
                                                     ------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

              Issuer                   Shares          Value
----------------------------------- ------------   --------------
TOTAL COMMON STOCK
 (Cost $775,067,805)...............                $  880,652,167
                                                     ------------
PREFERRED STOCK -- 0.1%
Electronics/Electrical Equipment --
Comptronix, Ser. A, 6%.............        3,758            6,577
                                                     ------------
Telecommunications --
LCI International, Inc., 5%........       10,000          478,750
                                                     ------------
TOTAL PREFERRED STOCK
 (Cost $250,000)...................                       485,327
                                                     ------------
WARRANTS -- 0.1%
Oil & Gas --
BJ Services Co., Expires 1/15/15,
 strike price, $30.00
 (Cost $600).......................       60,000          270,000
                                                     ------------

                                     Principal
                                       Amount
                                    ------------
CONVERTIBLE CORPORATE BONDS &
 NOTES -- 1.0%
Computer Software --
Softkey International Inc.#,
 5.5%, due 11/1/00................. $  5,000,000        4,235,200
                                                     ------------
Computers/Computer Hardware --
Quantum Corp.#,
 6.375%, due 4/1/00................      250,000          265,000
                                                     ------------
Health Care --
ICN Pharmaceutical,
 8.5%, due 11/15/99................    3,000,000        3,346,680
Surgical Laser Technology, Inc.,
 8.00%, due 7/30/99................        3,033            1,820
Shuler Homes,
 6.5%, due 1/15/03.................      300,000          252,375
                                                     ------------
                                                        3,600,875
                                                     ------------
Restaurants/Food Services --
Flagstar Companies, Inc.,
 10%, due 11/1/14..................      100,000           61,167
                                                     ------------
Tire & Rubber --
Titan Wheel International,
 4.75%, due 12/1/00................    1,500,000        1,800,000
                                                     ------------

                                     Principal
              Issuer                   Amount          Value
----------------------------------- ------------   --------------
TOTAL CONVERTIBLE CORPORATE BONDS &
 NOTES
 (Cost $10,140,800)................                $    9,962,242
                                                     ------------
VARIABLE RATE NOTES -- 1.1%
Goldman Sachs #,
  5.85%, due 7/1/96@
  (Cost $12,000,000)............... $ 12,000,000       11,889,720
                                                     ------------
TOTAL LONG-TERM INVESTMENTS
 (Cost $797,459,205)...............                   903,259,456
                                                     ------------
SHORT-TERM INVESTMENTS -- 10.4%
U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 3.9%
Federal Home Loan Bank, Discount
 Note, due 12/04/95................   20,000,000       19,897,517
Federal National Mortgage
 Association, Discount Note,
 due 11/15/95......................   20,000,000       19,956,133
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS
 (Cost $39,853,650)................                    39,853,650
                                                     ------------
COMMERCIAL PAPER -- 6.5%
Household Finance Corp.,
  5.80%, due 11/01/95..............   26,325,000       26,325,000
Merrill Lynch, 5.73%, due
 11/10/95..........................   20,000,000       19,971,350
Receivables Capital Corp.,
 5.75%, due 11/15/95#..............   20,000,000       19,955,278
                                                     ------------
TOTAL COMMERCIAL PAPER
 (Cost $66,251,628)................                    66,251,628
                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $106,105,278)..............                   106,105,278
                                                     ------------
TOTAL INVESTMENTS --
 (COST $903,564,483)...............        99.0%   $1,009,364,734
                                                     ============

---------------

 *    =   Non-income producing security.
          Security may only be sold to qualified
 #    =   institutional investors.
 @    =   Rate shown is the rate in effect at 10/31/95

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

                                                        Value
                Issuer                   Shares         (USD)
--------------------------------------- ---------   -------------
LONG-TERM INVESTMENTS -- 93.4%
COMMON STOCK -- 93.2%
ARGENTINA -- 1.1%
Banking--
 Banco Frances del Rio de la Plata
   S.A., ADR...........................    13,500   $     295,313
Oil & Gas--
 YPF Sociedad, ADR.....................     5,000          85,625
                                                    -------------
                                                          380,938
                                                    -------------
CHILE -- 0.7%
Packaging --
 Cristalerias De Chile S.A., ADR.......    10,000         242,500
                                                    -------------
FINLAND -- 1.7%
Electronics/Electrical Equipment --
 Nokia AB, Ser. A......................     5,000         286,182
 Nokia AB, Ser. K Shares...............     1,800         105,145
Paper/Forest Products --
 Kymmene OY............................     7,485         204,511
                                                    -------------
                                                          595,838
                                                    -------------
FRANCE -- 5.8%
Automotive --
 Peugeot S.A.*.........................     1,000         130,439
Broadcasting & Publishing --
 TV Francaise..........................     1,055         109,097
Consumer Products --
 SEITA.................................     7,050         245,418
Financial Services --
 Cetelem Group*........................     1,950         311,457
Leisure --
 Salomon S.A...........................       433         250,215
Oil & Gas --
 Total S.A., Ser. B....................     3,200         198,022
Pharmaceuticals --
 Roussel-Uclaf.........................     1,500         246,340
Retailing --
 Docks De France.......................     3,318         505,496
                                                    -------------
                                                        1,996,484
                                                    -------------
GERMANY -- 6.4%
Banking --
 Commerzbank AG........................     1,062         245,922
Electronics/Electrical Equipment --
 Siemens AG............................       313         164,181
Machinery & Equipment --
 Mannesmann AG.........................       540         177,819
Pharmaceuticals --
 Altana Industrie-Aktien Und Anlagen
   AG..................................       800         465,404
Retailing --
 Asko Deutsche Kaufhaus AG.............       790         410,455
 Karstadt AG...........................       560         244,387
Utilities --
 VEBA AG...............................    11,700         480,573
                                                    -------------
                                                        2,188,741
                                                    -------------

                                                        Value
                Issuer                   Shares         (USD)
--------------------------------------- ---------   -------------
HONG KONG -- 3.0%
Banking --
 HSBC Holdings Plc.....................    42,024   $     621,215
Diversified --
 Jardine Matheson Holdings.............    70,000         427,000
                                                    -------------
                                                        1,048,215
                                                    -------------
INDONESIA -- 1.0%
Telecommunications --
 PT Indosat, ADR *.....................    10,000         331,250
                                                    -------------
IRELAND -- 1.9%
Banking --
 Bank of Ireland.......................    83,000         551,102
Insurance --
 Irish Life Plc........................    28,000         103,138
                                                    -------------
                                                          654,240
                                                    -------------
ITALY -- 1.8%
Telecommunications --
 Telecom Italia Mobile.................   287,374         483,457
 Stet D Risp Port, Non-Convertible
   Savings Shares......................    60,947         132,975
                                                    -------------
                                                          616,432
                                                    -------------
JAPAN -- 30.0%
Automotive --
 Hitachi Zosen Corp.,..................    45,000         221,380
 Nissan Motor Co, Ltd..................    85,000         573,622
Banking --
 Industrial Bank of Japan..............    13,000         354,736
Engineering Services --
 JGC Corp. ............................    26,000         282,263
Electronics/Electrical Equipment --
 Advantest Corp........................    16,000         907,624
 Fanuc Co..............................    21,000         909,873
 Keyence Corp..........................     8,000         985,867
 Kyocera Corp..........................    15,000       1,229,400
 Mitsubishi Electric Corp..............    70,000         523,057
 Murata Manufacturing Co., Ltd.........     5,000         171,646
 NEC Corp..............................    51,000         673,382
 Ushio Inc.............................    51,000         578,610
Financial Services --
 Credit Saison Co. Ltd.................     5,000         105,140
 New Japan Securities..................    72,000         338,012
Machinery & Engineering Equipment --
 Komori Corp...........................    21,000         497,041
 Mitsubishi Heavy Industries Ltd.......    75,000         578,757
 Shin Nippon Machinery.................     7,000          52,716
Retailing --
 Ito-Yokado Co. Ltd....................    12,000         656,071
Steel --
 Nippon Steel Company..................   114,000         377,974
Telecommunications --
 Tamura Electric Works.................    20,000         305,149
                                                    -------------
                                                       10,322,320
                                                    -------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                                        Value
                Issuer                   Shares         (USD)
--------------------------------------- ---------   -------------
MALAYSIA -- 2.8%
Construction Materials --
 Sungei Way Holdings Bhd...............    84,000   $     282,645
Packaging --
 Kian Joo Can Factory Bhd..............   169,500         667,060
                                                    -------------
                                                          949,705
                                                    -------------
NETHERLANDS -- 5.1%
Appliances & Household Durables --
 Philips Gloeilampen...................     4,000         154,577
Broadcasting & Publishing --
 Verenigde Nederlandse Uitgevbedri
   Verigd Bezit (VNU)..................     2,843         398,398
Financial Services --
 International Nederlanden Groep NV....     8,315         495,687
Food/Beverage Products --
 Heineken NV...........................     1,927         341,818
Telecommunications --
 Royal PTT Nederland NV................    10,010         351,951
                                                    -------------
                                                        1,742,431
                                                    -------------
SPAIN -- 3.1%
Banking --
 Banco Santander.......................    13,545         590,627
Steel --
 Acerinox SA -- New....................       294          30,989
Utilities --
 Iberdrola S.A.........................    60,787         458,375
                                                    -------------
                                                        1,079,991
                                                    -------------
SWEDEN -- 1.5%
Automotive --
 Autoliv AB............................     4,875         279,660
Machinery & Engineering Equipment --
 Svedala Industri AB-Free..............    10,000         253,706
                                                    -------------
                                                          533,366
                                                    -------------
SWITZERLAND -- 5.6%
Pharmaceuticals --
 Ciba-Geigy AG (Bearer Shares).........       300         258,962
 Ciba-Geigy AG (Registered Shares).....       390         337,682
 Roche Holding AG......................       102         741,214
 Sandoz AG (Registered Shares).........       540         445,680
 Sandoz AG (Bearer Shares).............       157         130,684
                                                    -------------
                                                        1,914,222
                                                    -------------
THAILAND -- 6.7%
Banking --
 Bangkok Metropolitan Bank (Foreign)...   480,000         515,001
 Krung Thai Bank Ltd. (Foreign)........   149,000         592,092
Financial Services --
 Finance One Co., Ltd. (Foreign).......    79,000         442,639
Steel --
 Sahaviriya Steel Industry (Foreign)...   180,000         418,438
Telecommunications --
 Loxley Company Ltd. (Foreign).........    16,000         321,717
                                                    -------------
                                                        2,289,887
                                                    -------------
UNITED KINGDOM -- 15.0%
Aerospace --
 British Aerospace Plc.................     7,629          85,510
Airlines --
 British Airways Plc...................    28,864         207,621

                                                        Value
                Issuer                   Shares         (USD)
--------------------------------------- ---------   -------------
Automotive --
 Cowie Group Plc.......................    35,218   $     165,915
Banking --
 Abbey National Plc....................    12,990         109,970
Broadcasting & Publishing --
 General Cable Plc.....................    86,000         256,280
Computers/Computer Hardware --
 Amstrad Plc...........................    42,044         193,752
Consumer Products --
 B.A.T. Industries Plc.................    31,296         256,780
Electronics/Electrical Equipment --
 General Electric Company Plc..........    18,783          93,239
Hotels/Other Lodging --
 Greenalls Group Plc...................    45,122         345,254
Industrial Components --
 McKechnie Group Plc...................    27,822         191,769
Insurance --
 General Accident Plc..................    26,898         274,912
 Lloyds Abbey Life Group...............    20,450         147,907
 Royal Insurance Holdings Plc..........    37,493         231,460
Machinery & Equipment --
 Powerscreen International Plc.........    25,754         156,751
 Senior Engineering Group Plc..........   101,176         158,350
 Vickers Plc...........................    22,933          90,999
Packaging --
 David S. Smith (Holdings) Plc.........    18,961         172,659
Pharmaceuticals --
 Glaxo Wellcome Plc....................    14,899         201,032
Restaurants/Food Services --
 Compass Group Plc.....................    13,556          92,152
Retailing --
 Tesco Plc.............................    67,925         322,148
Shipping/Transportation --
 Ocean Group Plc.......................    18,680         108,675
Telecommunications --
 British Telecommunications Plc........    14,512          86,377
Textile Mill Products and Apparel --
 Coats Viyella Plc.....................    49,341         145,866
 Dewhirst Group Plc....................    36,021         106,488
Utilities --
 Anglian Water Plc.....................    31,064         276,239
 National Power Plc....................    85,268         272,296
 South West Water Plc..................    23,885         189,177
 Thames Water Plc......................    24,205         201,469
                                                    -------------
                                                        5,141,047
                                                    -------------
TOTAL COMMON STOCK
 (Cost $29,074,450)....................                32,027,607
                                                    -------------
WARRANTS -- 0.2%
MALAYSIA --
Construction Materials --
 Sungei Way Holdings Bhd., expires
   06/29/99............................    12,000          14,168
Packaging --
 Kian Joo Can Factory Bhd, expires
   05/22/99............................    23,000          38,016
                                                    -------------
TOTAL WARRANTS
 (Cost $13,456)........................             $      52,184
                                                    -------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                        Principal
                                         Amount
                                        (in local       Value
                                        currency)       (USD)
                                        ---------   -------------
CORPORATE BONDS AND NOTES -- .0%
FRANCE --
Banking --
 Societe Generale (FRF),
   3.50%, due 01/01/00
   (Cost $2,844).......................    15,840   $       3,573
                                                    -------------
TOTAL LONG-TERM INVESTMENTS
 (Cost $29,090,750)....................                32,083,364
                                                    -------------
SHORT-TERM INVESTMENTS -- 0.1%
MONEY MARKET DEPOSIT
  ACCOUNT -- 0.1%

                                        Principal       Value
                Issuer                   Amount         (USD)
--------------------------------------- ---------   -------------
UNITED STATES --
  Chase Manhattan Bank @ 4.0%, due
    11/01/95
    (Cost $51,623)..................... $  51,623   $      51,623
                                                    -------------
TOTAL INVESTMENTS --
  (COST $29,142,373)...................     93.5%   $  32,134,987
                                                    =============

---------------

 *   = Non income producing security.
FRF  = French Francs
USD  = United States Dollars
ADR  = American Depositary Receipts
 @   = Affiliated Issuer

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

                                                            Growth &                         International
                                                             Income        Capital Growth       Equity
                                                           Portfolio         Portfolio        Portfolio
                                                         --------------    --------------    ------------
ASSETS:
  Investment securities, at value (Note 1).............. $1,840,590,355    $1,009,364,734    $ 32,134,987
  Cash..................................................            152           152,545         --
  Foreign Currency (Cost $761,993)......................       --                --               757,663
  Receivable for open forward currency contracts........       --                --                14,938
  Receivable for investment securities sold.............     10,829,363        19,865,046       1,473,752
  Dividends and interest receivable.....................      4,017,526           776,763          64,928
  Receivable from VBDS (Note 2).........................       --                --                 7,902
  Unamortized organization costs (Note 1)...............         23,996            23,996          24,923
  Other assets..........................................       --                  26,895             472
                                                         --------------    --------------     -----------
    Total Assets........................................  1,855,461,392     1,030,209,979      34,479,565
                                                         --------------    --------------     -----------
LIABILITIES:
  Payable to Custodian..................................       --                --                43,628
  Payable for investment securities purchased...........       --              10,213,300         --
  Accrued liabilities:
    Advisory fees (Note 2)..............................        638,362           348,151         --
    Administration fees (Note 2)........................         79,795            43,520         --
    Organization costs payable..........................         40,000            40,000         --
    Other accrued expenses..............................        110,092           139,289          61,609
  Variation margin payable on futures contracts.........        427,500          --               --
  Payable for open forward currency contracts...........       --                --                 5,002
                                                         --------------    --------------     -----------
    Total Liabilities...................................      1,295,749        10,784,260         110,239
                                                         --------------    --------------     -----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS............................................. $1,854,165,643    $1,019,425,719    $ 34,369,326
                                                         ==============    ==============     ===========
Cost of Investments..................................... $1,626,635,055    $  903,564,483    $ 29,142,373
                                                         ==============    ==============     ===========

                       See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------

                                                                                                 International
                                                           Growth & Income     Capital Growth       Equity
                                                              Portfolio          Portfolio         Portfolio
                                                           ----------------    --------------    -------------
INVESTMENT INCOME (Note 1):
  Interest..............................................     $ 26,372,528       $   7,285,147     $    119,763
  Dividends.............................................       30,917,914          11,074,210          725,167
  Foreign taxes withheld................................         (121,509)             (3,018)        (117,243)
                                                              -----------         -----------      -----------
      Total investment income...........................       57,168,933          18,356,339          727,687
                                                              -----------         -----------      -----------
EXPENSES:
  Advisory fees (Note 2)................................        6,815,197           3,563,194          431,019
  Administration fees (Note 2)..........................          851,900             445,399           21,632
  Accounting fees.......................................           83,003              81,003           74,151
  Custodian fees (Note 2)...............................          134,266             103,147           64,251
  Professional fees.....................................           70,000              68,769           64,275
  Trustee fees..........................................            8,000               8,001            2,001
  Miscellaneous expense.................................           37,503              44,465           24,999
  Amortization of organization costs (Note 1)...........            7,990               7,990           11,516
                                                              -----------         -----------      -----------
      Total expenses....................................        8,007,859           4,321,968          693,844
                                                              -----------         -----------      -----------
Less fees waived by the Advisor and Administrator (Note
  2)....................................................         --                  --                297,934
                                                              -----------         -----------      -----------
    Net Expenses........................................        8,007,859           4,321,968          395,910
                                                              -----------         -----------      -----------
  Net investment income.................................       49,161,074          14,034,371          331,777
                                                              -----------         -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................................       79,876,783          38,313,408       (2,936,445)
  Futures transactions..................................       15,400,050            --               --
  Foreign currency transactions.........................               56            --                152,966
                                                              -----------         -----------      -----------
    Net realized gain (loss)............................       95,276,889          38,313,408       (2,783,479)
                                                              -----------         -----------      -----------
Change in net unrealized appreciation (depreciation) on:
  Investments...........................................      153,073,852          83,513,979        1,410,173
  Futures contracts.....................................        1,767,626            --               --
  Foreign currency contracts and foreign currency
    translations........................................         --                  --                (23,821)
                                                              -----------         -----------      -----------
      Change in net unrealized appreciation
         (depreciation).................................      154,841,478          83,513,979        1,386,352
                                                              -----------         -----------      -----------
Net realized and unrealized gain (loss).................      250,118,367         121,827,387       (1,397,127)
                                                              -----------         -----------      -----------
Net increase (decrease) in net assets resulting from
  operations............................................     $299,279,441       $ 135,861,758     ($ 1,065,350)
                                                              ===========         ===========      ===========

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the Periods Indicated
--------------------------------------------------------------------------------

                                        Growth & Income                   Capital Growth                International Equity
                                           Portfolio                         Portfolio                        Portfolio
                                -------------------------------   -------------------------------   -----------------------------
                                     Year          11/29/93*           Year          11/29/93*          Year            Year
                                    ended           through           ended           through           ended           ended
                                   10/31/95         10/31/94         10/31/95         10/31/94        10/31/95        10/31/94
                                --------------   --------------   --------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
 Net investment income......... $   49,161,074   $   30,288,120   $   14,034,371   $    5,544,732   $     331,777   $     228,285
 Net realized gain (loss) on
   investments and foreign
   currency....................     95,276,889       (4,034,603)      38,313,408       14,244,098      (2,783,479)        914,084
 Change in net unrealized
   appreciation on investments,
   futures and foreign currency
   translations................    154,841,478        9,175,252       83,513,979        4,750,804       1,386,352         397,695
                                --------------   --------------   --------------   --------------   -------------   -------------
   Increase (decrease) in net
     assets resulting from
     operations................    299,279,441       35,428,769      135,861,758       24,539,634      (1,065,350)      1,540,064
                                --------------   --------------   --------------   --------------   -------------   -------------
TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTERESTS:
 Contributions.................    511,820,403    1,858,407,526    1,403,653,138    1,071,735,107      27,092,056      61,709,664
 Withdrawals...................   (542,453,501)    (308,316,995)  (1,217,251,104)    (399,112,814)    (47,239,948)    (30,833,170)
                                --------------   --------------   --------------   --------------   -------------   -------------
Net increase (decrease) from
 transactions in investors'
 beneficial interests..........    (30,633,098)   1,550,090,531      186,402,034      672,622,293     (20,147,892)     30,876,494
                                --------------   --------------   --------------   --------------   -------------   -------------
   Net increase (decrease) in
     net assets................    268,646,343    1,585,519,300      322,263,792      697,161,927     (21,213,242)     32,416,558
NET ASSETS:
 Beginning of period...........  1,585,519,300         --            697,161,927         --            55,582,568      23,166,010
                                --------------   --------------   --------------   --------------   -------------   -------------
 End of period................. $1,854,165,643   $1,585,519,300   $1,019,425,719   $  697,161,927   $  34,369,326   $  55,582,568
                                ==============   ==============   ==============   ==============   =============   =============

---------------
* Commencement of operations.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS October 31, 1995
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP") and International Equity Portfolio ("IEP") (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and CGP Portfolios commenced operations on November 29, 1993 and the IEP commenced operations on December 31, 1992.

Effective October 16, 1995, the offshore partner, International Equity Fund, withdrew its partnership interests from the International Equity Portfolio in the form of cash. The partnership interest of the offshore fund declined from 19% at the beginning of the year to 1% at the time of transfer.

     The following is a summary of significant accounting policies followed by the Portfolios:

     A. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     C. Repurchase agreements -- It is the Trusts' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     D. Futures contracts -- When a portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the deposit is marked to market based upon changes in the value of the futures contract and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

--------------------------------------------------------------------------------

     The Growth and Income Portfolio invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the contract.

     The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

     E. Foreign Currency Translations -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     (a) Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

     (b) Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the year, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

     Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     G. Forward Foreign Currency Exchange Contracts -- The portfolios may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio's basis in the contract. The portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency, and in an unlimited amount for sales of currency.

--------------------------------------------------------------------------------

     H. Federal Income Taxes and Distributions to Investors -- The Portfolios intend to qualify as partnerships and therefore net income and net realized gains are taxed to the partners. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

     I. Organization Costs -- Organization and initial registration costs incurred in connection with establishing each of the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with the commencement of operations of each Portfolio.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment Advisory Fees -- The Chase Manhattan Bank, N.A. ("Chase"), a direct wholly-owned subsidiary of The Chase Manhattan Corporation, is the Portfolios' investment adviser (the "Adviser") and custodian (the "Custodian"). The Adviser manages the assets of the Portfolios pursuant to an Advisory Agreement, and for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to .40% of the GIP's and CGP's average daily net assets and 1.00% of the IEP's average daily net assets. The Adviser voluntarily waived all or a portion of its fees as outlined in Note 2.D. below.

     B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

     C. Administration Fee -- Pursuant to an Administration Agreement, effective October 16, 1995, Chase ("the Administrator"), and prior thereto The Chase Manhattan Trust Corporation Limited, provides certain administration services to the Portfolios. For these services, the Administrator, and the predecessor administrator, receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator and its predecessor voluntarily waived all or a portion of its fees as outlined in Note 2D below.

     D. Waivers of fees -- For the year ended October 31, 1995, the Adviser and Administrator (including the predecessor) of IEP voluntarily waived fees to which they were entitled of $276,302 and $21,632, respectively.

     E. Other -- The Portfolios' organizational costs payable are comprised of liabilities owed to the Funds' Distributor, Vista Broker Dealer Services
     (VBDS).

     On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge, which was approved by shareholders of both corporations on December 11, 1995, subject to the approval of regulators.

--------------------------------------------------------------------------------

3.   INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended October 31, 1995, were as follows:

                                                                GIP               CGP             IEP
                                                           --------------    -------------    ------------
Purchases (excluding U.S. Government)...................   $1,097,535,211    $ 855,989,009    $ 53,287,404
Sales (excluding U.S. Government).......................      899,470,573      673,232,243      67,431,260
Purchases of U.S. Government............................       19,583,924               --              --
Sales of U.S. Government................................      113,064,899               --              --

The portfolio turnover rates of GIP, CGP and IEP Portfolios for this period were 71%, 86% and 137%, respectively.

4.   OPEN FORWARD FOREIGN CURRENCY CONTRACTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                                                   Net
                                                                                                                Unrealized
                                          Delivery                                              Market             Gain
                                        Value (Local          Cost           Settlement          Value            (Loss)
                Sales                    Currency)            (USD)             Date             (USD)            (USD)
-------------------------------------   ------------       -----------       ----------       -----------       ----------
Italian Lira.........................    965,910,000          $600,000        11/22/95           $604,315         ($4,315)
Japanese Yen.........................     35,000,000           342,801        11/02/95            342,425             376
Japanese Yen.........................     35,000,000           342,801        11/02/95            342,425             376
Japanese Yen.........................     70,000,000           686,275        11/02/95            684,650           1,625
Japanese Yen.........................     39,000,000           381,792        11/17/95            382,479            (687)
Japanese Yen.........................    178,000,000         1,758,198        11/30/95          1,749,196           9,002
Japanese Yen.........................    103,000,000         1,015,809        11/30/95          1,012,250           3,559
                                                           -----------                        -----------       ----------
Total Sales..........................                       $5,127,676                         $5,117,740          $9,936
                                                            ==========                         ==========       =========

5.   FOREIGN CASH POSITIONS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                               Net Unrealized
                                                      Local         Cost       Market Value     Gain (Loss)
                    Currency                          Value         (USD)         (USD)            (USD)
------------------------------------------------   -----------    ---------    ------------    --------------
Australian Dollar...............................         3,684    $   2,788      $  2,806              $18
German Deutsche Mark............................       441,079      313,535       313,524              (11)
Great British Pound.............................        88,003      139,125       139,125                0
Japanese Yen....................................    30,899,255      306,545       302,208           (4,337)
                                                                  ---------    ----------      -----------
                                                                  $ 761,993      $757,663          ($4,330)
                                                                   ========    ==========      ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES
AND BENEFICIAL INTEREST HOLDERS OF
GROWTH AND INCOME PORTFOLIO
CAPITAL GROWTH PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO

In our opinion, the accompanying statement of assets of liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio and International Equity Portfolio (the "Portfolios") at October 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
December 15, 1995

                                   UNAUDITED
                          VISTA GROWTH AND INCOME FUND
                           VISTA CAPITAL GROWTH FUND
                        VISTA INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds income and distributions for the taxable year ended October 31, 1995. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1995. The information necessary to complete your income tax returns for the calendar year ending December 31, 1995 will be received under separate cover.

     FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995:

                                                                                 Dividends Eligible
                                                            Long-term Capital    for the Dividends
                                                                  Gain                Received
                                                              Distributions        Deduction (for
                                                             Paid Per Share        Corporations)
                                                            -----------------    ------------------
    Growth and Income Fund...............................             --                84.06%
    Capital Growth Fund..................................        $0.5320                49.67%
    International Equity Fund............................        $0.1370                   --

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                                 [VISTA LOGO]


                          VISTA FAMILY OF MUTUAL FUNDS

  Vista offers a wide variety of professionally managed mutual funds that can help you meet your financial goals. For a brochure and prospectus containing more complete information on sales charges or expenses, contact your investment representative or call 1-800-34-VISTA. Please read the prospectus carefully before you invest or send money:

          VISTA EQUITY FUNDS                  VISTA FIXED INCOME FUNDS
          Growth and Income Fund              U.S. Government Income Fund(2)
          Capital Growth Fund                 Tax Free Income Fund
          Small Cap Equity Fund               New York Tax Free Income Fund
          Equity Income Fund                  California Intermediate Tax Free Fund
          Growth Fund of Washington(1)
                                              VISTA MONEY MARKET FUNDS(2)
                                              U.S. Government Money Market Fund
          VISTA BALANCED FUND                 Treasury Plus Money Market Fund
          Balanced Fund                       Tax Free Money Market Fund
                                              New York Tax Free Money Market Fund
                                              California Tax Free Money Market Fund
          VISTA INTERNATIONAL FUNDS           Global Money Market Fund
          Global Fixed Income Fund            Federal Money Market Fund
          International Equity Fund           Prime Money Market Fund
          European Fund                       Select Shares of Connecticut Daily Tax Free
          Japan Fund                          Income Fund(3)
          Southeast Asian Fund                Select Shares of New Jersey Daily Municipal
                                              Income Fund(3)

  Vista Broker-Dealer Services, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank, N.A. is the funds' portfolio adviser and provides other services to the funds.

(1) Washington Investment Advisors, Inc. is the fund's investment adviser.

(2) An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable Net Asset Value of $1.00 per share.

(3) Vista Select Shares of Connecticut Daily Tax Free Income Fund, Inc., and Vista Select Shares of New Jersey Daily Municipal Income Fund, Inc., are not part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively. National bank subsidiaries of The Chase Manhattan Corporation do, however, perform shareholder servicing agent services for the funds, although they perform no other services for the funds, such as serving as investment adviser, custodian or administrator.

INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                                 [VISTA LOGO]
--------------------------------------------------------------------------------
                                                                       ANNUAL
                                           -------------------------------------
                                                                       REPORT
 VISTA SERVICE CENTER
 P.O. BOX 419392
 KANSAS CITY, MO 64179

 INVESTMENT ADVISER,
 ADMINISTRATOR,
 SHAREHOLDER SERVICING AGENT
 AND CUSTODIAN
 The Chase Manhattan Bank, N.A.

 DISTRIBUTOR
 Vista Broker-Dealer Services,
 Inc.

 TRANSFER AGENT
 DST Systems, Inc.

 LEGAL COUNSEL
 Kramer, Levin, Naftalis, Nessen,
 Kamin & Frankel

 INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP

 Vista Broker-Dealer Services,
 Inc. is the funds' distributor
 and is unaffiliated with Chase.
 The Chase Manhattan Bank, N.A.
 is the funds' adviser.

 This report is submitted for the
 general information of the
 shareholders of the funds. It is
 not authorized for distribution
 to prospective investors in the
 funds unless preceded or
 accompanied by a prospectus. To
 obtain a prospectus for any of
 the Vista funds, call
 1-800-34-VISTA. The prospectus
 contains more complete
 information, including charges
 and expenses. Please read it
 carefully before you invest
 or send money.

 For more information about these
 funds or your account, simply
 call your investment representative
 or the Vista Service Center at
 1-800-34-VISTA.
                            VIG-2

                                        VISTA
                                        GROWTH AND
                                        INCOME
                                        FUND

                                        VISTA
                                        CAPITAL
                                        GROWTH
                                        FUND

                                        VISTA
                                        INTERNATIONAL
                                        EQUITY
                                        FUND


                             FOR THE 12 MONTHS ENDED
                                    OCTOBER 31, 1995

                -----------------

                 ---------------------------------------------------------------
                  VISTA(SM) FAMILY OF MUTUAL FUNDS             CHAIRMAN'S LETTER

                                                               December 12, 1995
                            Dear Shareholder:

                                We are pleased to present this Annual Report for
                            the U.S. Government Income Fund, Balanced Fund, Equity Income Fund and Small Cap Equity Fund for the fiscal year ended October 31, 1995.

                            U.S. MARKETS ROAR TO LIFE IN 1995

                                The U.S. financial markets roared to life in
                            1995 as investors correctly anticipated that the economy would undergo a "soft landing" on the heels of the Fed's rate hikes in 1994. All in all, it was an outstanding year for U.S. equity investors -- one of the best of the past century. Bond investors also fared well, with the yield on 30-year Treasury bonds dropping from 7.96% to 6.32% over the 12-month period, sending the value of bonds soaring.

                            STRONG STOCK AND BOND SELECTIONS BOOST INVESTMENT RETURNS

                                The Vista funds performed well during the period
                            under review -- a result of both the positive economic environment for the U.S. financial markets and timely stock and bond selection decisions by the fund managers. Given the sizeable gains in the U.S. stock and bond markets during the past year, we are cautiously optimistic about these markets in the months ahead.

                                As always, we recommend that investors take a
                            long-term, disciplined approach to the markets. By leaving your money invested for the long term -- five years or more -- you are better able to ride out bumpy periods.

                                We appreciate your confidence in Vista. If you
                            have any questions about your Fund or the information included in this report, please call us at 1-800-34-VISTA.

                                We look forward to hearing from you.

                                                Sincerely,

                                                /s/ FERGUS REID
                                                ----------------
                                                Fergus Reid
                                                Chairman

                            INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

-------------------------------------
CONTENTS
CHAIRMAN'S LETTER            1
FUND COMMENTARIES          2-5
PORTFOLIO OF INVESTMENTS  6-15
FINANCIAL STATEMENTS     16-18
NOTES TO FINANCIAL
STATEMENTS               19-24
PER SHARE DATA           25-26

                 ---------------------------------------------------------------
                     FUND COMMENTARY

                   VISTA U.S. GOVERNMENT INCOME FUND

                        Fluctuations in short-term interest rates created a good
                   buying opportunity for the U.S. Government Income Fund for the fiscal year ended October 31, 1995. Overall, your Fund posted a strong total return of 14.59% (A shares, without sales charge).

                        During the first half of the period, from October 31,
                   1994 through April 30, 1995, the Fund was affected by the Federal Reserve's decision to increase short-term interest rates in an effort to stem higher inflation. As a result, yields on Treasury bills and other short-term bonds rose, causing bond prices to decline. The higher interest rates, however, began to negatively affect the economic recovery. Then, late in the year and into early 1995, interest rates -- and bond yields -- began to turn lower as fears of an overheating U.S. economy and of renewed inflation eased.

                        Beginning in May 1995, the U.S. bond market began to
                   rally as investors became convinced of an economic slowdown and scrambled to invest in the bond market; the general view was that the Fed would ease rates, thereby sending bond values higher. In July, the Fed cut short-term interest rates, which immediately sent bond prices higher; however, stronger-than-expected economic data began to emerge. For the remainder of the period, the bond market continued to gain steadily as interest rates remained stable. The economy continued to exhibit signs of slow growth and low inflation -- a positive combination for bonds.

                        We believe the Fund is best positioned in the
                   intermediate range with an average maturity of five to ten years. As of October 31, 1995, the Fund had an average maturity of 8.8 years. Going forward, we expect interest rates to continue to remain in a fairly tight trading range and we feel the economic environment will continue to support higher bond prices with slow economic growth and moderate inflation. These factors should help to provide the Fund with good buying opportunities in the future.

             AVERAGE ANNUAL TOTAL RETURN
                              WITHOUT      WITH SALES
 CLASS A SHARES             SALES CHARGE     CHARGE
 One Year                      14.59%        9.43%
 Five Years                     8.68%        7.69%
 Since Inception (9/8/87)       9.64%        9.02%
 CLASS B SHARES             WITHOUT CDSC   WITH CDSC*
 One Year                      13.80%        8.80%
 Since Inception (11/4/93)      3.90%        2.04%

 *Assumes a 5% CDSC for the one-year period and a 4%
  CDSC for the period since inception.
---------------------------------------



              GROWTH OF $10,000


                 [GRAPH HERE]


                Vista U.S. Government Income Fund    Lipper General U.S. Government Fund Index
9/30/87         9550                                 10000.00
                10208.95                             10328.21
                10228.05                             10402.37
12/31/87        10405.68                             10541.23
                10892.8373                           10886.79
                11033.0421                           11008.29
                10810.4111                           10893.89
                10715.3745                           10838.66
                10571.2438                           10772.39
                10875.5675                           10996.45
                10772.7586                           10945.17
                10793.0463                           10955.43
                11095.5786                           11177.13
                11301.4335                           11363.32
                11121.0253                           11248.92
12/31/88        11133.5561                           11241.03
                11288.1012                           11385.41
                11135.7594                           11297.84
                11223.0569                           11331.77
                11482.7108                           11529.01
                11810.0167                           11788.58
                12207.3122                           12134.93
                12487.8393                           12336.11
                12272.7219                           12165.70
                12318.2587                           12211.46
                12616.7138                           12493.91
                12741.6429                           12602.00
12/31/89        12735.98                             12632.77
                12558.1095                           12444.21
                12555.8137                           12474.98
                12546.573                            12475.77
                12414.0142                           12331.39
                12759.4986                           12678.53
                12946.9995                           12871.82
                13146.3667                           13040.66
                12982.6347                           12843.42
                13098.1428                           12944.41
                13335.63                             13115.61
                13607.711                            13435.93
12/31/90        13825.0905                           13650.53
                13979.6644                           13803.59
                14053.1105                           13876.17
                14086.9282                           13938.50
                14268.5323                           14078.93
                14328.1961                           14132.58
                14305.1891                           14092.34
                14464.7074                           14288.00
                14779.3828                           14604.37
                15079.141                            14901.02
                15211.5752                           15031.99
                15327.674                            15131.40
12/31/91        15870.4461                           15648.17
                15598.0732                           15379.14
                15642.8328                           15461.98
                15532.3647                           15368.09
                15633.9014                           15450.93
                15904.3554                           15727.85
                16144.4474                           15933.77
                16539.3375                           16257.24
                16725.9136                           16392.94
                16996.6872                           16560.20
                16640.8766                           16341.66
                16558.2422                           16353.49
12/31/92        16801.5353                           16608.32
                17175.8853                           16882.88
                17513.4802                           17133.77
                17577.4632                           17195.31
                17710.6032                           17301.03
                17663.9963                           17312.08
                18067.4426                           17631.61
                18153.9841                           17727.86
                18576.56                             18027.66
                18651.6633                           18046.59
                18696.2919                           18093.14
                18495.4226                           17896.69
12/31/93        18535.765                            17989.79
                18808.4897                           18223.32
                18368.9348                           17880.91
                17983.6508                           17428.05
                17808.6313                           17228.44
                17766.6907                           17163.75
                17706.7119                           17090.38
                18037.3892                           17375.98
                18032.4789                           17379.14
                17701.4717                           17114.84
                17653.4509                           17064.35
                17601.8229                           17018.59
12/31/94        17709.0081                           17137.72
                18049.3715                           17436.73
                18434.0858                           17824.90
                18538.0118                           17906.95
                18757.3155                           18125.49
                19477.2932                           18783.48
                19626.1863                           18886.04
                19551.3702                           18816.61
                19752.48                             19028.84
                19935.2432                           19195.31
10/31/95        20228.3566                           19439.10



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN
CLASS A SHARES OF THE VISTA U.S. GOVERNMENT INCOME FUND AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX FROM SEPTEMBER 30, 1987 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.50% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST U.S. GOVERNMENT FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       FUND COMMENTARY

VISTA BALANCED FUND

     During the past 12 months, your Fund benefited from a generally positive economic environment for the U.S. stock and bond markets. For the fiscal period ended October 31, 1995, the Fund had a total return of 17.70% (A shares, without sales charge).

     A number of factors converged during the past year to create a favorable environment for both equity and bond investors. The stock market performed positively throughout the period, as suggested by the number of positive days during 1995, placing the year among the top 10 best of the past century. The technology sector was a strong performer during the third quarter of the period, while the finance and utility sectors led the pack.

     The fixed income markets also provided a favorable investment environment, as they extended a rally that began in November 1994. Despite some volatility during the last quarter, long-term interest rates ended the period approximately 1.75% below their high from the previous year. We expect the U.S. economy to continue its modest growth without much danger of inflation through 1996, which provides a favorable environment for bond investing.

     At fiscal year-end, the Fund's allocation stood at 43% equities, 19% fixed income and 35% cash equivalents. For the period under review, the Fund benefited from its significant investments in basic industry, capital goods and financial companies, which performed well.
Alternatively, the Fund was hindered by its position in consumer cyclicals, which sagged in the wake of a slowing economy.

     Going forward, we see the most promise in the basic industry, capital goods, technology, transportation and financial sectors; we also like some consumer staple and health care issues. As for bonds, we expect the economic environment to continue to support higher prices with slow economic growth and moderate inflation. Overall, the Fund continues to offer the opportunity for conservative blend of growth and income with moderately less price volatility than exhibited by the overall stock market.

--------------------------------------------


             GROWTH OF $10,000


                GRAPHIC HERE

                 Vista Balanced Fund       Lipper Balanced Fund Index
11/02/92         9550                      10000.00
                 9826.95                   10215.52
12/31/92         10013.175                 10373.30
                 10186.1473                10511.45
                 10311.0718                10638.53
                 10481.1612                10849.90
                 10481.1612                10769.01
                 10733.252                 10939.55
                 10887.4153                11053.29
                 10858.0691                11087.93
                 11131.9664                11421.03
                 11155.4433                11450.11
                 11244.3706                11562.91
                 11125.8008                11380.40
12/31/93         11282.9058                11587.10
                 11584.8569                11891.07
                 11393.6212                11647.26
                 11045.371                 11213.70
                 11014.9709                11244.46
                 11126.4379                11324.24
                 11042.331                 11121.89
                 11266.8516                11379.98
                 11511.7831                11659.64
                 11316.8584                11438.77
                 11419.8326                11479.50
                 11224.1817                11204.46
12/31/94         11306.561                 11298.15
                 11411.8362                11436.41
                 11738.1895                11768.72
                 11946.6345                11974.32
                 12095.436                 12194.46
                 12488.6971                12588.55
                 12712.9622                12814.67
                 13055.9763                13086.67
                 13302.5178                13188.18
                 13538.34                  13505.27
10/31/95         13441.1749                13473.15


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN CLASS A SHARES OF THE VISTA BALANCED FUND AND THE LIPPER BALANCED FUND INDEX FROM
AUGUST 2, 1992 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.75% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.


THE LIPPER BALANCED FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST BALANCED FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

--------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN

                                    WITHOUT SALES   WITH SALES
CLASS A SHARES                         CHARGE         CHARGE
One Year                               17.70%         12.40%
Since Inception  (11/4/92)             12.09%         10.38%
CLASS B SHARES                      WITHOUT CDSC    WITH CDSC*
One Year                               16.93%         11.93%
Since Inception  (11/4/93)              9.36%          7.50%

 *Assumes a 5% CDSC for the one-year period and a 4%
  CDSC for the period since inception.
--------------------------------------------------------------------

                 ---------------------------------------------------------------
                                         FUND COMMENTARY

                                    VISTA EQUITY INCOME FUND

                        The Vista Equity Income Fund turned in strong returns
                   during the last year in a conducive market environment for U.S. stocks. The Fund's total return for the 12 months ended October 31, 1995, was 17.97% (A shares, without sales charge).

                        In late 1994, uncertainty dominated the stock market as
                   economic signals remained unclear. Economic conditions soon began to improve, however, characterized by low inflation, solid corporate earnings results and a firmer U.S. dollar.

                        In the second and third quarters of 1995, the market
                   climbed to record highs as the threat of inflation dissipated and on lower short-term interest rates. Cyclical issues soared on economic news, while technology issues outperformed on very strong earnings results. The market was further helped as the dollar stabilized against major foreign currencies. The fiscal period ended on a negative note for equities on disappointing third-quarter earnings results in the cyclical area and mixed economic data.

                        For the period under review, the Fund benefited from
                   its significant investments in basic industry, capital goods and financial companies, which performed well. However, our decision to position the portfolio toward selected cyclical issues over consumer stocks had a negative impact on total return.

                        We remain favorable toward basic try, capital goods,
                   technology and transportation issues. We feel a modest reacceleration of economic growth in the second half of 1995 and into 1996 should allow stocks in these groups to continue to show solid earnings per share growth. We remain underweighted in staples and health care. But if concerns about the economic outlook begin to deteriorate, these traditional big-cap defensive havens will attract some interest despite above-average valuations. Technology has remained volatile as investors with large holdings and solid gains take some profits and those who missed the rally look to buy on brief market declines.

                        We continue to believe that income-producing securities
                   offer excellent opportunities to participate in the equity market with the benefit of excess yield and somewhat lower volatility.

----------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN

                                 WITHOUT
                                  SALES       WITH SALES
     CLASS A SHARES               CHARGE        CHARGE
     One Year                     17.97%        12.66%
     Since Inception
     (7/15/93)                     9.54%         7.36%
----------------------------------------------------------





                              GROWTH OF $10,000


                                 [GRAPH HERE]

                    Vista Equity Income Fund    Lipper Equity Income Fund Index
07/15/93            9550                        10000.00
                    9600.8751902587519          10080.69
                    10095.0913242009132         10421.34
                    10238.9954337899543         10429.43
                    10114.7535191758007         10557.12
                    9880.88638578445272         10371.01
12/31/93            10012.436648317086          10557.87
                    10295.5023047719309         10887.60
                    10004.3490581326618         10617.79
                    9669.52282449750241         10193.50
                    9742.65366938865999         10326.77
                    9791.40756598276505         10443.98
                    9651.64639574633056         10291.13
                    9913.38595902080732         10581.71
                    10183.3048836476115         10933.97
                    9969.82355235186637         10727.03
                    9978.05627204827584         10785.01
                    9599.35116601344029         10381.05
12/31/94            9629.81222889015532         10462.87
                    9707.33307867549646         10649.73
                    10086.3238998482754         10992.45
                    10313.7183925519427         11250.46
                    10452.6236907681305         11519.58
                    10825.9316797241352         11872.53
                    11082.0383233102314         12029.90
                    11580.2056611877418         12359.32
                    11650.1238840477433         12511.35
                    11982.2354426327502         12900.31
10/31/95            11771.2496388006255         12717.40


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN CLASS A SHARES OF THE VISTA EQUITY INCOME FUND AND THE LIPPER EQUITY INCOME FUND INDEX FROM JULY 15, 1993 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.75% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER EQUITY INCOME FUND INDEX, AN EQUALLY WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST EQUITY INCOME FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

--------------------------------------------------------------------------------

-------------------------------------------------------
                                        FUND COMMENTARY

VISTA SMALL CAP EQUITY FUND

     The Small Cap Equity Fund turned in outstanding performance results during a period when the U.S. stock market rallied strongly. From the Fund's inception on December 19, 1994, through October 31, 1995, the Fund's total return was 51.25% (A shares, without sales charge).

     For the first half of the period, small-capitalization stocks generally underperformed larger companies. This was due to the fact that investors were seeking the perceived safety of stocks of well-known companies; in addition, the weaker dollar benefited larger companies with international sales more than smaller companies with international sales.
Still, your Fund performed exceedingly well as a result of its holdings in the financial, technology, capital goods and energy sectors. In particular, your Fund benefited from its investments in small niche companies that play an important role in their sector.

     In June 1995, the Small Cap Equity Fund -- and small-cap stocks in general -- benefited as investors shifted into small-cap issues, particularly in the capital goods, technology and financial sectors. The stock market as a whole climbed to record highs as the threat of inflation dissipated and on lower short-term interest rates. Cyclical issues soared on economic news while technology issues outperformed on very strong earnings results. The market was further helped as the dollar stabilized versus major foreign currencies. The fiscal period ended on a negative note for equities on weaker-than-expected third-quarter earnings results in the cyclical area and mixed economic data.

     For the period under review,the Fund's total return benefited from the decision to emphasize cyclical issues over consumer stocks, as well as our investments in the basic industry, capital goods, transportation and technology sectors.

     Going forward, we see the most promise in the basic industry, capital goods, technology and transportation sectors; we also see potential in some consumer cyclical and financial issues. We remain cautiously optimistic about the U.S. stock market in the months ahead.


                              GROWTH OF $10,000

                                 [GRAPH HERE]

                         Vista Small Cap Equity Fund Lipper Small Company Growth Fund Index
12/19/94                 9525                        10000.00
12/31/94                 9894.57                     10226.39
                         9589.53508670520231         10104.38
                         10151.9432080924856         10519.66
3/30/95                  10952.6598554913295         10800.06
                         11343.485838150289          10950.05
                         11705.7147976878613         11121.87
6/30/95                  12580.7837052023121         11800.48
                         13565.449907053253          12689.80
                         14053.0030749600295         12912.55
9/30/95                  14473.6371806050916         13275.78
10/31/95                 14406.7181183433772         12866.10


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN CLASS A SHARES OF THE VISTA SMALL CAP EQUITY FUND AND THE LIPPER SMALL COMPANY GROWTH FUND FROM DECEMBER 19, 1994 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE INCLUDES A 4.75% SALES CHARGE AND ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE DOES NOT INCLUDE A SALES CHARGE AND HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER SMALL COMPANY GROWTH FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST SMALL COMPANY GROWTH FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE INDEX ARE REPRESENTATIVE OF THE MARKET.

--------------------------------------------------------------------------------


-----------------------------------------------------------------
                          TOTAL RETURN

                                     WITHOUT SALES   WITH SALES
CLASS A SHARES                          CHARGE         CHARGE
6 Months                                27.00%         20.97%
Since Inception (12/20/94)              51.25%         44.07%
CLASS B SHARES                       WITHOUT CDSC    WITH CDSC*
6 Months                                26.54%         21.54%
Since Inception (3/28/95)               32.09%         27.09%

 *Assumes a 5% CDSC for the one-year period and
  for the period since inception.
-----------------------------------------------------------------

VISTA U.S. GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

                                      Principal
Issuer                                  Amount          Value
-----------------------------------  ------------   -------------
LONG-TERM INVESTMENTS -- 94.0%
U.S. Treasury Bond -- 27.5%
 8.500%, due 02/15/20..............  $ 24,150,000   $  30,191,364
                                                     ------------
U.S. Treasury Notes -- 66.5%
 4.250%, due 12/31/95..............       100,000          99,781
 5.625%, due 06/30/97..............    12,885,000      12,885,000
 5.625%, due 01/31/98..............     9,250,000       9,241,305
 6.125%, due 05/15/98..............     9,560,000       9,660,094
 6.125%, due 09/30/00..............     1,260,000       1,275,548
 6.375%, due 01/15/99..............     9,000,000       9,170,190
 6.500%, due 05/15/05..............     2,800,000       2,898,000
 6.500%, due 08/15/05..............     3,000,000       3,106,860
 7.375%, due 11/15/97..............     9,000,000       9,293,940
 7.750%, due 11/30/99..............     4,400,000       4,706,636
 9.125%, due 05/15/99..............     9,632,000      10,650,873
                                                     ------------
                                                       72,988,227
                                                     ------------
                                      Principal
              Issuer                    Amount          Value
-----------------------------------  ------------   -------------
TOTAL LONG-TERM INVESTMENTS
  (Cost $100,234,977)..............                   103,179,591
                                                     ------------
SHORT-TERM INVESTMENT -- 4.2%
Repurchase Agreement -- 4.2%
Aubrey G. Lanston,
 5.85%, due 11/1/95, (Dated
 10/31/95; Proceeds $4,607,749,
 Secured by $4,475,000 U.S.
 Treasury Note, 8.00%, due 1/15/97;
 Market Value $4,703,226) (Cost
 $4,607,000).......................  $  4,607,000   $   4,607,000
                                                     ------------
TOTAL INVESTMENTS
  (COST $104,841,977)..............         98.2%    $107,786,591
                                                     ============

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

Issuer                                   Shares         Value
--------------------------------------- ---------   -------------
LONG-TERM INVESTMENTS -- 70.1%
COMMON STOCK -- 42.4%
Aerospace -- 1.6%
AlliedSignal, Inc. ....................     3,900   $     165,750
General Motors Corp., Class H..........     3,300         138,600
Lockheed Martin Corp. .................     1,300          88,562
Sundstrand Corp. ......................     1,200          73,500
United Technologies, Corp. ............     1,800         159,750
                                                    -------------
                                                          626,162
                                                    -------------
Agricultural Products/Services -- 1.5%
AGCO Corp. ............................     2,500         111,875
Arcadian Corp.*........................     8,200         169,125
Case Corp. ............................     6,000         228,750
IMC Global, Inc. ......................     1,100          77,000
                                                    -------------
                                                          586,750
                                                    -------------
Airlines -- 0.2%
AMR Corp.*.............................     1,100          72,600
                                                    -------------
Apparel/Textiles -- 0.3%
Springs Industries, Inc., Class A......     1,900          81,463
V.F. Corp. ............................     1,000          47,875
                                                    -------------
                                                          129,338
                                                    -------------
Automotive -- 1.0%
Chrysler Corp. ........................     1,825          94,216
Echlin, Inc. ..........................     6,500         232,375
TRW Inc. ..............................     1,100          72,325
                                                    -------------
                                                          398,916
                                                    -------------
Banking -- 2.4%
Bank of New York Company, Inc. ........     3,800         159,600
Citicorp...............................     3,500         227,062
First Bank System Inc. ................     2,600         129,350
NationsBank Corp. .....................     2,400         157,800
Norwest Corp. .........................     3,300          97,350
Standard Federal Bancorporation........     2,100          74,550
Zions Bancorporation...................     1,400          96,950
                                                    -------------
                                                          942,662
                                                    -------------
Chemicals -- 1.7%
Air Products & Chemicals, Inc.,........     4,400         227,150
Applied Extrusion Technologies,
 Inc.*.................................     6,000          92,250
Cabot Corp. ...........................     1,200          57,000
duPont (EI) deNemours..................     2,800         174,650
Eastman Chemical Co. ..................     1,200          71,400
Praxair, Inc. .........................     2,700          72,900
                                                    -------------
                                                          695,350
                                                    -------------
Computer Software -- 1.3%
Computer Associates International......     2,250         123,750
General Motors Corp., Class E..........     2,700         127,237
Harbinger Corp.*.......................     5,000          70,000
Maxis, Inc.*...........................     3,000         132,750
Reynolds & Reynolds, Inc., Class A.....     2,000          71,250
                                                    -------------
                                                          524,987
                                                    -------------
Computers/Computer Hardware -- 1.8%
Comdisco, Inc. ........................     2,100          64,050
Compaq Computer*.......................     4,500         250,875
International Business Machines
 Corp. ................................       800          77,800

Issuer                                    Shares         Value
--------------------------------------- ---------   -------------
SCI Systems, Inc.*.....................     2,500   $      87,813
Sun Microsystems, Inc.*................     3,200         249,600
                                                    -------------
                                                          730,138
                                                    -------------
Construction Machinery -- 0.4%
Caterpillar Inc. ......................     3,000         168,375
                                                    -------------
Construction Materials -- 0.3%
Manville Corp.*........................     3,500          40,688
Texas Industries Inc. .................     1,700          89,462
                                                    -------------
                                                          130,150
                                                    -------------
Consumer Products -- 0.9%
Black & Decker Corp. ..................     4,000         135,500
Danaher Corp. .........................     2,300          71,300
USA Detergents, Inc.*..................     3,000          76,500
Whirlpool Corp. .......................     1,500          79,500
                                                    -------------
                                                          362,800
                                                    -------------
Diversified -- 0.4%
Textron, Inc. .........................     2,200         151,250
                                                    -------------
Electronics/Electrical
 Equipment -- 1.1%
Integrated Device Technology, Inc.*....     3,000          57,000
Pioneer Standard Electronics, Inc. ....     4,650          64,519
Texas Instruments......................     2,800         191,100
Xilinx, Inc.*..........................     2,400         110,400
                                                    -------------
                                                          423,019
                                                    -------------
Entertainment -- 0.3%
Showboat, Inc. ........................     2,000          48,000
Time Warner, Inc. .....................     1,500          54,750
                                                    -------------
                                                          102,750
                                                    -------------
Environmental Services -- 0.1%
Browning-Ferris Industries, Inc. ......     1,500          43,687
                                                    -------------
Financial Services -- 2.0%
American General Corp. ................     4,800         157,800
Dean Witter, Discover & Co. ...........     3,500         174,125
Donaldson Lufkin & Jenrette*...........     8,000         238,000
Federal National Mortgage Assoc. ......     1,500         157,313
Household International, Inc. .........     1,100          61,875
                                                    -------------
                                                          789,113
                                                    -------------
Food/Beverage Products -- 2.2%
Coca-Cola Enterprises, Inc. ...........     8,000         213,000
ConAgra, Inc. .........................     2,500          96,563
CPC International, Inc. ...............     1,500          99,562
IBP, Inc. .............................     1,400          83,825
PepsiCo., Inc. ........................     2,100         110,775
Philip Morris Companies, Inc. .........     2,400         202,800
RJR Nabisco Holdings Corp. ............     3,000          92,250
                                                    -------------
                                                          898,775
                                                    -------------
Health Care -- 2.1%
American Oncology Resources, Inc.*.....     1,900          66,500
Apria Healthcare Group, Inc.*..........     3,400          73,525
Baxter International Inc. .............     3,000         115,875
Beverly Enterprises*...................     4,500          52,875
Columbia/HCA Healthcare Corp. .........     3,000         147,375
FHP International Corp.*...............     2,000          48,500

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

Issuer                                    Shares         Value
--------------------------------------- ---------   -------------
Gelman Sciences, Inc.*.................     2,500   $      53,437
Humana, Inc.*..........................     4,000          84,500
Manor Care, Inc. ......................     1,800          58,950
OrNda Healthcorp*......................     3,500          61,688
Physician Corp. of America*............     1,500          23,062
Tenet Healthcare Corp.*................     3,900          69,713
                                                    -------------
                                                          856,000
                                                    -------------
Hotels/Other Lodging -- 0.3%
Renaissance Hotel Group N.V.*..........     7,000         136,500
                                                    -------------
Insurance -- 1.6%
American International Group...........     1,950         164,531
Chubb Corp. ...........................     1,100          98,863
Mid Ocean Ltd. ........................     1,100          38,912
Prudential Reinsurance Holdings,
 Inc.*.................................     5,000         101,875
St. Paul Companies, Inc. ..............     2,900         147,175
Transatlantic Holdings, Inc. ..........     1,200          80,850
                                                    -------------
                                                          632,206
                                                    -------------
Leisure -- 0.4%
Oakley, Inc.*..........................     3,500         120,750
Recoton Corp.*.........................     2,400          53,400
                                                    -------------
                                                          174,150
                                                    -------------
Manufacturing -- 1.7%
Eaton Corp. ...........................     2,500         128,125
Johnson Controls.......................     3,600         209,700
Kennametal Inc. .......................     2,200          68,475
Mark IV Industries.....................     2,100          40,950
Modine Manufacturing Co. ..............     2,000          55,000
Varity Corp.*..........................     5,200         188,500
                                                    -------------
                                                          690,750
                                                    -------------
Metals/Mining -- 1.0%
Aluminum Co. of America (ALCOA)........     3,000         153,000
Inco, Ltd. ............................     7,300         250,938
                                                    -------------
                                                          403,938
                                                    -------------
Office/Business Equipment -- 0.2%
Xerox Corp. ...........................       500          64,875
                                                    -------------
Oil & Gas -- 3.5%
Amoco Corp. ...........................     1,400          89,425
Ashland Inc. ..........................     2,700          85,387
Halliburton Company....................     5,200         215,800
Mobil Corp. ...........................     2,000         201,500
NGC Corp. .............................    15,000         135,000
Panhandle Eastern Corp. ...............     8,200         207,050
Phillips Petroleum Co. ................     3,500         112,875
Smith International*...................     4,800          76,800
Triton Energy Corp. ...................     1,300          60,613
Union Texas Petroleum Holdings.........     2,500          45,000
Unocal Corp. ..........................     3,500          91,875
Williams Companies, Inc. ..............     1,800          69,525
                                                    -------------
                                                        1,390,850
                                                    -------------
Paper/Forest Products -- 1.3%
Boise Cascade Corp. ...................     2,100          76,125
Champion International Corp. ..........     3,900         208,650

Issuer                                    Shares         Value
--------------------------------------- ---------   -------------
Mead Corp. ............................     1,500   $      86,437
Willamette Industries..................     2,500         145,000
                                                    -------------
                                                          516,212
                                                    -------------
Pharmaceuticals -- 1.0%
Allergan, Inc. ........................     4,500         132,188
American Home Products Corp. ..........     2,000         177,250
Schering-Plough Corp. .................     2,000         107,250
                                                    -------------
                                                          416,688
                                                    -------------
Printing & Publishing -- 0.5%
Harcourt General, Inc. ................     3,200         126,800
Tribune Co. ...........................     1,000          63,125
                                                    -------------
                                                          189,925
                                                    -------------
Real Estate Investment Trust -- 0.2%
Bay Apartment Communities, Inc. .......     4,000          82,500
                                                    -------------
Restaurants/Food Services -- 0.3%
Wendy's International, Inc. ...........     5,500         109,312
                                                    -------------
Retailing -- 3.0%
American Stores Co. ...................     3,600         107,550
Baker J., Inc. ........................     2,900          16,675
Circuit City Stores, Inc. .............     7,500         250,314
Dayton-Hudson Corp. ...................     2,400         165,000
Eckerd Corp.*..........................     3,400         134,725
Ethan Allen Interiors, Inc.*...........     3,100          61,225
K-Mart Corp. ..........................     6,500          52,812
Kroger Co.*............................     6,300         210,263
May Department Stores..................     4,400         172,700
Nordstrom, Inc. .......................     1,200          44,475
                                                    -------------
                                                        1,215,739
                                                    -------------
Shipping/Transportation -- 1.0%
Consolidated Railway, Inc. ............     1,000          68,750
Pittston Services Group................     2,000          55,000
CSX Corp. .............................     2,400         201,000
Ryder System...........................     3,100          74,787
                                                    -------------
                                                          399,537
                                                    -------------
Steel -- 0.3%
USX-US Steel Group, Inc. ..............     3,600         107,550
                                                    -------------
Telecommunications -- 1.5%
AT&T Corp. ............................     2,600         166,400
GTE Corp. .............................     4,200         173,250
Liberty Media Group, Class A*..........       500          12,312
NYNEX Corp. ...........................     1,400          65,800
Sprint Corp. ..........................     1,484          57,134
Tele-Communications, Class A*..........     2,000          34,000
U S West, Inc. ........................     2,000          95,250
                                                    -------------
                                                          604,146
                                                    -------------
Toys & Games -- 0.2%
Mattel, Inc. ..........................     2,500          71,875
                                                    -------------
Utilities -- 2.8%
CMS Energy Corp. ......................     4,600         127,075
DQE, Inc. .............................     2,750          75,625
Florida Progress Corp. ................     2,900          96,062

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

Issuer                                    Shares         Value
--------------------------------------- ---------   -------------
FPL Group Inc. ........................     4,200   $     175,875
Nipsco Industries Inc. ................     4,600         167,900
Pacific Enterprises....................     1,800          44,550
PECO Energy Co. .......................     3,000          87,750
Pinnacle West Capital Corp. ...........     6,600         181,500
Portland General Corp. ................     3,200          86,800
Public Service Co. of Colorado.........     2,000          68,250
                                                    -------------
                                                        1,111,387
                                                    -------------
TOTAL COMMON STOCK
 (Cost $14,680,089)....................                16,950,962
                                                    -------------
CONVERTIBLE PREFERRED STOCK -- 1.2%
Financial Services -- 0.9%
American General Corp.,
 $3.00, Ser. A.........................     2,000         103,500
St. Paul Capital Corp., 6.00%..........     5,000         270,000
                                                    -------------
                                                          373,500
                                                    -------------
Food/Beverage Products -- 0.3%
RJR Nabisco Holdings Corp.,
 $0.6012, Ser. C.......................    20,000         125,000
                                                    -------------
TOTAL CONVERTIBLE
 PREFERRED STOCK
 (Cost $473,500).......................                   498,500
                                                    -------------

                                         Principal
                                          Amount
                                        -----------
CONVERTIBLE CORPORATE
 BONDS -- 1.8%
Consumer Products -- 0.4%
Grand Metropolitan PLC,#
 6.500%, due 01/31/00.................. $   150,000        169,283
                                                      ------------
Health Care -- 0.4%
Assisted Living Concepts,#
 7.000%, due 08/15/05..................     150,000        164,500
                                                      ------------
Insurance -- 0.6%
American Travellers Corp.,
 6.500%, due 10/01/05..................     200,000        237,500
                                                      ------------
Manufacturing -- 0.4%
3 Com Corp.,#
 10.250%, due 11/01/01.................     100,000        163,511
                                                      ------------
TOTAL CONVERTIBLE
 CORPORATE BONDS
  (Cost $600,000)......................                    734,794
                                                      ------------

                                         Principal
Issuer                                    Amount         Value
--------------------------------------- -----------   ------------
CORPORATE BONDS -- 8.9%
Banking -- 1.6%
Security Pacific Corp.,
 10.300%, due 05/15/01................. $   550,000   $    650,425
                                                      ------------
Financial Services -- 7.3%
Ford Capital BV,
 9.000%, due 08/15/98..................     400,000        428,564
General Electric Capital Corp.,
 9.180%, due 12/30/08..................     500,000        603,220
General Motors Acceptance Corp.,
 8.625%, due 06/15/99..................     650,000        697,586
Goldman Sachs Group,#
 6.200%, due 02/15/01..................     700,000        687,043
Household Finance Co.,
 7.750%, due 06/15/97..................     500,000        512,845
                                                      ------------
                                                         2,929,258
                                                      ------------
TOTAL CORPORATE BONDS
 (Cost $3,598,855).....................                  3,579,683
                                                      ------------
U.S. GOVERNMENT OBLIGATIONS -- 10.8%
U.S. Treasury Bonds -- 7.0%
 7.500%, due 11/15/24..................     900,000      1,028,250
 8.500%, due 02/15/20..................   1,400,000      1,750,224
                                                      ------------
                                                         2,778,474
                                                      ------------
U.S. Treasury Note, 3.8%
 6.500%, due 08/15/05..................   1,480,000      1,532,718
                                                      ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $4,164,554).....................                  4,311,192
                                                      ------------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 2.5%
Federal National Mortgage Assoc.,
 4.680%, due 01/25/96
 (Cost $1,000,110).....................   1,000,000        997,490
                                                      ------------
FLOATING RATE NOTE -- 2.5%
Financial Services -- 2.5%
Goldman Sachs & Co.,#
 5.630%, due 07/22/96
 (Cost $1,000,000).....................   1,000,000      1,000,000
                                                      ------------
TOTAL LONG-TERM INVESTMENTS
  (Cost $25,517,108)...................                 28,072,621
                                                      ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                         Principal
Issuer                                    Amount         Value
--------------------------------------- -----------   ------------
SHORT-TERM INVESTMENTS -- 29.4%
COMMERCIAL PAPER -- 29.4%
Financial Services -- 29.4%
Broadway Capital Corp.,#
 5.750%, due 11/15/95.................. $ 2,000,000   $  1,995,528
Household Finance Corp.,
 5.800%, due 11/01/95..................   7,796,000      7,796,000
Receivables Capital Corp.,#
 5.730%, due 12/05/95..................   2,000,000      1,989,176
                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,780,704)...................                 11,780,704
                                                      ------------
TOTAL INVESTMENTS
  (COST $37,297,812)...................       99.5%   $ 39,853,325
                                                      =============
-------------------
   # Security may only be sold to qualified institutional
     investors.
   * Non Income producing.
Note: Rates indicated for floating rate investments are rates in effect at October 31, 1995.

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

Issuer                                      Shares       Value
------------------------------------------- -------   ------------
LONG-TERM INVESTMENTS -- 93.1%
COMMON STOCK -- 63.8%
Aerospace -- 4.4%
AlliedSignal, Inc. ........................   3,800   $    161,500
General Motors Corp. , Class H.............   4,200        176,400
United Technologies, Corp. ................   2,000        177,500
                                                      ------------
                                                           515,400
                                                      ------------
Automotive -- 1.7%
Dana Corp. ................................   2,100         53,813
General Motors Corp. ......................   3,200        140,000
                                                      ------------
                                                           193,813
                                                      ------------
Banking -- 3.5%
Bank of New York Company, Inc. ............   2,700        113,400
First Union Corp. .........................   2,600        129,025
NationsBank Corp. .........................   2,500        164,375
                                                      ------------
                                                           406,800
                                                      ------------
Chemicals -- 4.2%
Arcadian Corp.*............................  10,000        206,250
Dow Chemical Co. ..........................   1,000         68,625
duPont (EI) deNemours......................   2,200        137,225
Union Carbide Corp. .......................   2,000         75,750
                                                      ------------
                                                           487,850
                                                      ------------
Computer Software -- 1.0%
Cooper & Chyan Technology, Inc.*...........   2,000         28,250
Eagle Point Software Corp.*................   5,000         96,250
                                                      ------------
                                                           124,500
                                                      ------------
Computers/Computer Hardware -- 1.3%
Comdisco, Inc. ............................   5,000        152,500
                                                      ------------
Diversified -- 1.5%
Textron, Inc. .............................   2,600        178,750
                                                      ------------
Financial Services -- 4.2%
American General Corp. ....................   4,100        134,787
Donaldson Lufkin & Jenrette*...............   3,000         89,250
Federal National Mortgage Assoc. ..........   1,500        157,313
Household International, Inc. .............   1,900        106,875
                                                      ------------
                                                           488,225
                                                      ------------
Food/Beverage Products -- 2.2%
ConAgra, Inc. .............................   3,000        115,875
International Multifoods Corp. ............   2,000         41,000
RJR Nabisco Holdings Corp. ................   3,300        101,475
                                                      ------------
                                                           258,350
                                                      ------------
Health Care -- 2.2%
American Oncology Resources, Inc.*.........   2,500         87,500
Baxter International Inc. .................   4,500        173,813
                                                      ------------
                                                           261,313
                                                      ------------
Insurance -- 1.5%
Cigna Corp. ...............................     900         89,213
Mid Ocean Ltd. ............................   2,400         84,900
                                                      ------------
                                                           174,113
                                                      ------------

Issuer                                      Shares       Value
------------------------------------------- -------   ------------
Manufacturing -- 2.8%
Eaton Corp. ...............................   2,400   $    123,000
Johnson Controls...........................   3,500        203,875
                                                      ------------
                                                           326,875
                                                      ------------
Metals/Mining -- 1.2%
Phelps Dodge Corp. ........................   2,300        145,763
                                                      ------------
Office/Business Equipment -- 0.3%
Moore Corporation, Ltd. ...................   1,700         32,513
                                                      ------------
Oil & Gas -- 8.7%
Amoco Corp. ...............................   2,500        159,687
Halliburton Company........................   4,200        174,300
Mobil Corp. ...............................   1,700        171,275
NGC Corp. .................................  10,000         90,000
Panhandle Eastern Corp. ...................   4,400        111,100
Phillips Petroleum Co. ....................   3,900        125,775
Williams Companies, Inc. ..................   4,700        181,538
                                                      ------------
                                                         1,013,675
                                                      ------------
Paper/Forest Products -- 1.0%
Willamette Industries......................   2,000        116,000
                                                      ------------
Pharmaceuticals -- 1.4%
Schering-Plough Corp. .....................   3,000        160,875
                                                      ------------
Real Estate Investment Trust -- 2.4%
Bay Apartment Communities, Inc. ...........   3,800         78,375
Hospitality Properties Trust...............   5,000        131,250
Liberty Property Trust.....................   3,700         74,925
                                                      ------------
                                                           284,550
                                                      ------------
Retailing -- 3.6%
American Stores Co. .......................   4,000        119,500
Dayton-Hudson Corp. .......................   2,500        171,875
May Department Stores......................   3,500        137,375
                                                      ------------
                                                           428,750
                                                      ------------
Shipping/Transportation -- 2.6%
Consolidated Railway, Inc. ................   1,500        103,125
CSX Corp. .................................     800         67,000
Ryder System, Inc. ........................   5,300        127,863
                                                      ------------
                                                           297,988
                                                      ------------
Steel -- 0.8%
USX-US Steel Group, Inc. ..................   3,000         89,625
                                                      ------------
Telecommunications -- 5.1%
A T & T Corp. .............................   2,300        147,200
Frontier Corp. ............................   5,400        145,800
GTE Corp. .................................   2,700        111,375
Sprint Corp. ..............................   3,200        123,200
U S West, Inc. ............................   1,700         80,962
                                                      ------------
                                                           608,537
                                                      ------------
Textile Mill Products -- 0.7%
Springs Industries, Inc., Class A..........   1,900         81,462
                                                      ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

Issuer                                       Shares       Value
------------------------------------------- -------   ------------
Utilities -- 5.5%
CINergy Corp. .............................   3,500   $     99,312
CMS Energy Corp. ..........................   4,200        116,025
Florida Progress Corp. ....................   2,800         92,750
FPL Group Inc. ............................   3,400        142,375
IPALCO Enterprises, Inc. ..................   2,700         99,562
Oklahoma Gas & Electric Co. ...............   2,500        100,000
                                                      ------------
                                                           650,024
                                                      ------------
TOTAL COMMON STOCK
  (Cost $6,433,233)........................              7,478,251
                                                      ------------
CONVERTIBLE PREFERRED STOCK -- 13.5%
Computers/Computer Hardware -- 1.7%
Ceridian Corp., 5.5%.......................   2,000        195,000
                                                      ------------
Electronics/Electrical Equipment -- 0.4%
Westinghouse Electric, $1.30#..............   3,000         41,181
                                                      ------------
Environmental Services -- 0.6%
Browning-Ferris, 7.25% "ACES"..............   2,000         65,750
                                                      ------------
Financial Services -- 3.6%
American General Corp., $3.00..............   3,000        155,250
St. Paul Capital Corp., 6.0%...............   5,000        270,000
                                                      ------------
                                                           425,250
                                                      ------------
Oil & Gas -- 4.7%
Diamond Shamrock, 5%#......................   5,000        272,500
Occidental Petroleum, $3.00................   5,000        282,500
                                                      ------------
                                                           555,000
                                                      ------------
Paper/Forest Products -- 0.7%
International Paper Capital Corp.,
 5.25%#....................................   2,000         87,838
                                                      ------------
Steel -- 1.8%
WHX Corp., Ser. B, $3.75...................   5,000        210,000
                                                      ------------
TOTAL CONVERTIBLE
 PREFERRED STOCK
  (Cost $1,491,750)........................              1,580,019
                                                      ------------

                                         Principal
                                          Amount
                                         ---------
CONVERTIBLE CORPORATE
 BONDS & NOTES -- 15.8%
Computer Software -- 0.8%
Spectrum Holobyte, Inc.,#
 6.500%, due 09/15/02..................  $ 100,000         95,691
                                                     ------------
Electronics/Electrical
 Equipment -- 0.9%
Sanmina Corp.,#
 5.500%, due 08/15/02..................    100,000        111,222
                                                     ------------

                                         Principal
                                          Amount        Value
                                         ---------   ------------
Entertainment -- 1.2%
Time Warner, Inc.,
 8.750%, due 01/10/15..................  $ 136,850   $    142,837
                                                     ------------
Financial Services -- 1.8%
MBL International Finance Bermuda,
 3.000%, due 11/30/02..................    200,000        208,900
                                                     ------------
Healthcare -- 0.9%
Assisted Living Concepts,#
 7.000%, due 08/15/05..................    100,000        109,667
                                                     ------------
Insurance -- 2.0%
American Travellers Corp.,
 6.500%, due 10/01/05..................    200,000        237,500
                                                     ------------
Manufacturing -- 2.1%
3 Com Corp.,#
 10.250%, due 11/01/01.................    150,000        245,266
                                                     ------------
Restaurants/Food Services -- 1.0%
Boston Chicken,
 4.500%, due 02/01/04..................    100,000        120,250
                                                     ------------
Shipping/Transportation -- 2.1%
Airborne Freight,
 6.750%, due 08/15/01..................    250,000        251,250
                                                     ------------
Textiles -- 3.0%
Unifi Inc.,
 6.000%, due 03/15/02..................    350,000        347,105
                                                     ------------
TOTAL CONVERTIBLE CORPORATE
 BONDS & NOTES
  (Cost $1,668,454)....................                 1,869,688
                                                     ------------
TOTAL LONG-TERM
 INVESTMENTS -- 93.1%
 (Cost $9,593,437).....................                10,927,958
                                                     ------------
SHORT-TERM INVESTMENTS -- 6.7%
COMMERCIAL PAPER -- 6.7%
Household Finance Corp.,
  5.800%, due 11/01/95
  (Cost $787,000)......................    787,000        787,000
                                                     ------------
TOTAL INVESTMENTS --
 (COST $10,380,437)....................      99.8%   $ 11,714,958
                                                     =============
-----
 * Non-income producing securities.
# Security may only be sold to qualified institutional
 investors.
ACES = Automatic Common Exchange Securities

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

Issuer                                      Shares       Value
------------------------------------------- -------   ------------
LONG-TERM INVESTMENTS -- 68.5%
COMMON STOCK -- 65.7%
Agricultural Products/Services -- 2.4%
AGCO Corp..................................  15,000   $    671,250
Arcadian Corp.*............................  45,000        928,125
                                                      ------------
                                                         1,599,375
                                                      ------------
Airlines -- 0.8%
America West Airlines, Inc., Class B*......  40,000        545,000
                                                      ------------
Automotive -- 0.4%
Masland Corp. .............................  20,000        280,000
                                                      ------------
Banking -- 2.5%
Mountain Parks Financial Corp.*............  20,000        465,000
Zions Bancorporation.......................  17,000      1,177,250
                                                      ------------
                                                         1,642,250
                                                      ------------
Business Services -- 1.2%
ITT Educational Services, Inc.*............  20,000        470,000
Sitel Corp.*...............................  15,000        341,250
                                                      ------------
                                                           811,250
                                                      ------------
Chemicals -- 2.3%
Applied Extrusion Technologies, Inc.*......  40,000        615,000
Material Sciences Corp.*...................   6,500        108,062
Mississippi Chemical.......................  25,000        603,125
The Geon Company...........................   6,000        149,250
                                                      ------------
                                                         1,475,437
                                                      ------------
Computer Software -- 8.8%
American Management Systems, Inc.*.........   6,000        173,250
Arc Systems, Inc.*.........................   8,000        336,000
Baan Company, N.V.*........................   4,400        187,000
Computervision Corp.*......................  65,000        763,750
Datastream Systems, Inc.*..................  10,000        222,500
Desktop Data, Inc.*........................   2,000         71,500
Discreet Logic, Inc.*......................   7,000        399,000
Eagle Point Software Corp.*................  12,000        231,000
Expert Software, Inc.*.....................  10,000        207,500
Hummingbird Communications Ltd.*...........  17,000        731,000
Legato Systems, Inc.*......................   5,000        182,500
Maxis, Inc.*...............................  11,000        486,750
National Instruments Corp.*................  17,000        318,750
Netscape Communications Corp.*.............   2,500        220,000
Novadigm, Inc.*............................   3,200         65,600
Smith Micro Software, Inc.*................   6,000         73,500
Softkey International, Inc.*...............  12,000        378,000
Wind River Systems*........................  25,000        675,000
                                                      ------------
                                                         5,722,600
                                                      ------------
Computers/Computer Hardware -- 2.1%
Applied Magnetics Corp.*...................  25,000        384,375
Cornerstone Imaging, Inc.*.................  22,500        506,250
Micros Systems, Inc.*......................  13,000        484,250
                                                      ------------
                                                         1,374,875
                                                      ------------
Construction Materials -- 1.1%
Texas Industries Inc.......................  14,000        736,750
                                                      ------------

Issuer                                      Shares       Value
------------------------------------------- -------   ------------
Diversified -- 0.6%
Albany International Corp., Class A........  20,000   $    415,000
                                                      ------------
Electronics/Electrical Equipment -- 9.4%
California Amplifier, Inc.*................  23,000        621,000
C.P. Clare Corp.*..........................  25,700        664,988
ESS Technology, Inc.*......................  11,100        333,000
Etec Systems, Inc. *.......................  17,000        187,000
Information Storage Devices, Inc.*.........  29,150        634,012
ITI Technologies, Inc.*....................  35,000        883,750
Kulicke & Soffa Industries, Inc.*..........  15,000        525,000
Micro Linear Corp.*........................  25,000        384,375
Microchip Technology, Inc.*................  23,000        912,813
Smartflex Systems, Inc.*...................   7,000        102,375
Tegal Corp.*...............................  54,000        688,500
Tencor Instuments*.........................   5,000        213,125
                                                      ------------
                                                         6,149,938
                                                      ------------
Entertainment -- 0.8%
Cinar Films, Inc., Class B*................  45,000        534,375
                                                      ------------
Environmental Services -- 2.0%
Newpark Resources, Inc.*...................  21,000        333,375
Sanifill, Inc.*............................  12,000        378,000
United Waste Systems, Inc.*................  15,000        592,500
                                                      ------------
                                                         1,303,875
                                                      ------------
Financial Services -- 2.1%
Aames Financial Corp. .....................  10,000        250,000
Alex. Brown, Inc. .........................   2,000         97,750
MS Financial, Inc.*........................  25,000        281,250
Olympic Financial Ltd.*....................   5,000         91,250
SEI Corp...................................  12,800        272,000
WFS Financial, Inc.*.......................  21,300        354,112
                                                      ------------
                                                         1,346,362
                                                      ------------
Health Care -- 3.3%
Enterprise Systems, Inc.*..................   5,000        116,875
Gelman Sciences, Inc.*.....................  25,000        534,375
OrNda Healthcorp*..........................  20,000        352,500
Sterling House Corp.*......................  42,000        519,750
Universal Health Services, Inc., Class
 B*........................................  17,500        656,250
                                                      ------------
                                                         2,179,750
                                                      ------------
Hotels/Other Lodging -- 0.8%
Renaissance Hotel Group N.V.*..............  25,000        487,500
                                                      ------------
Insurance -- 4.1%
American Travellers Corp.*.................  25,000        559,375
Life Partners Group, Inc. .................   5,000         90,625
Prudential Reinsurance Holdings, Inc.*.....  26,000        529,750
PXRE Corp..................................  25,000        637,500
Renaissancere Holdings Ltd.*...............  30,000        813,750
United Dental Care, Inc.*..................   2,000         61,000
                                                      ------------
                                                         2,692,000
                                                      ------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

Issuer                                       Shares       Value
------------------------------------------- -------   ------------
Leisure -- 3.0%
Anthony Industries, Inc. ..................  25,000   $    465,625
Oakley, Inc.*..............................  24,100        831,450
Recoton Corp.*.............................  30,000        667,500
                                                      ------------
                                                         1,964,575
                                                      ------------
Machinery & Engineering Equipment -- 3.2%
Applied Power, Inc., Class A...............  25,000        759,375
Blount Inc., Class A.......................  10,000        433,750
Computational Systems, Inc.*...............  11,450        170,319
Precision Castparts Corp...................   7,500        268,125
Valmont Industries.........................  20,000        490,000
                                                      ------------
                                                         2,121,569
                                                      ------------
Manufacturing -- 0.3%
Elsag Bailey Process Automation N.V.,
 ADR*......................................   8,000        218,000
                                                      ------------
Metals/Mining -- 0.3%
Commonwealth Aluminum Corp.................  11,000        177,375
                                                      ------------
Oil & Gas -- 2.0%
NGC Corp. .................................  20,000        180,000
Nowsco Well Service, Ltd...................  10,000        113,750
Smith International*.......................  30,000        480,000
Total Petroleum of North America...........  17,000        172,125
Weatherford Enterra, Inc. .................  13,000        313,625
                                                      ------------
                                                         1,259,500
                                                      ------------
Printing & Publishing -- 1.0%
Pulitzer Publishing........................  15,000        678,750
                                                      ------------
Real Estate -- 0.5%
NHP, Inc.*.................................  25,000        356,250
                                                      ------------
Real Estate Investment Trust -- 0.4%
Oasis Residential, Inc.....................  12,000        261,000
                                                      ------------
Restaurants/Food Services -- 0.9%
Daka International, Inc.*..................  20,000        607,500
                                                      ------------
Retailing -- 3.8%
Big B Inc. ................................  18,000        265,500
Casey's General Stores, Inc................  15,000        345,000
Consolidated Stores Corp.*.................  23,000        531,875
Ethan Allen Interiors, Inc.*...............   4,800         94,800
Gucci Group NV*............................  17,800        534,000
Nieman-Marcus Group, Inc.*.................  40,000        685,000
                                                      ------------
                                                         2,456,175
                                                      ------------
Shipping/Transportation -- 1.2%
Landstar System, Inc.*.....................  12,000        315,000
Mark VII, Inc.*............................  25,000        446,875
                                                      ------------
                                                           761,875
                                                      ------------
Steel -- 0.5%
Northwestern Steel & Wire Co.*.............  40,000        300,000
                                                      ------------

Issuer                                      Shares       Value
------------------------------------------- -------   ------------
Telecommunications -- 1.3%
Aspect Telecommunications Corp.*...........  25,000   $    859,375
                                                      ------------
Textile Mill Products -- 1.3%
St. John Knits, Inc. ......................  17,500        837,812
                                                      ------------
Utilities -- 1.1%
Oklahoma Gas & Electric Co. ...............  17,500        700,000
                                                      ------------
Wholesaling -- 0.2%
US Office Products Co.*....................   7,500        128,438
                                                      ------------
TOTAL COMMON STOCK
  (Cost $36,170,280).......................             42,984,531
                                                      ------------

                                         Principal
                                          Amount
                                        -----------
CONVERTIBLE CORPORATE
 BONDS & NOTES -- 2.8%
Computer Software -- 1.0%
Softkey International Inc.,#
 5.500%, due 11/01/00.................  $   500,000        421,020
Spectrum Holobyte, Inc.,#
 6.500%, due 09/15/02.................      250,000        239,228
                                                      ------------
                                                           660,248
                                                      ------------
Electronics/Electrical
 Equipment -- 0.5%
Sanmina Corp.,#
 5.500%, due 08/15/02.................      300,000        333,666
                                                      ------------
Health Care -- 0.4%
Assisted Living Concepts,#
 7.000%, due 08/15/05.................      250,000        274,167
                                                      ------------
Insurance -- 0.9%
American Travellers Corp.,
 6.500%, due 10/01/05.................      500,000        593,750
                                                      ------------
TOTAL CONVERTIBLE CORPORATE BONDS &
 NOTES
 (Cost $1,800,000)....................                   1,861,831
                                                      ------------
TOTAL LONG-TERM INVESTMENTS
 (Cost $37,970,280)...................                  44,846,362
                                                      ------------
SHORT-TERM INVESTMENTS -- 26.6%
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
U.S. Treasury Bills -- 0.1%
 5.150%, due 12/07/95+................       10,000          9,949
 5.300%, due 12/07/95+................       54,000         53,723
                                                      ------------
 (Cost $63,672).......................                      63,672
                                                      ------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                         Principal
Issuer                                    Amount         Value
--------------------------------------  -----------   ------------
COMMERCIAL PAPER -- 26.5%
Financial Services -- 20.3%
Broadway Capital Corp.,#,+
 5.750%, due 11/13/95.................  $ 2,000,000   $  1,996,167
Ciesco LP,
 5.730%, due 11/14/95.................    2,000,000      1,995,862
Household Finance Corp.,
 5.800%, due 11/01/95.................    7,258,000      7,258,000
Sony Capital Corp.,#,+
 5.710%, due 12/08/95.................    2,000,000      1,988,263
                                                      ------------
                                                        13,238,292
                                                      ------------
Oil & Gas -- 3.1%
Questar Corp.,
 5.820%, due 11/03/95.................    2,000,000      1,999,353
                                                      ------------
Packaging -- 3.1%
Rexam PLC,#,+
 5.730%, due 11/10/95                     2,000,000      1,997,135
                                                      ------------

Issuer                                                    Value
--------------------------------------                ------------
TOTAL COMMERCIAL PAPER
 (Cost $17,234,780)...................                $ 17,234,780
                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $17,298,452)...................                  17,298,452
                                                      ------------
TOTAL INVESTMENTS
 (COST $55,268,732)...................        95.1%   $ 62,144,814
                                                      =============
----
 ADR    = American Depository Receipt.
   #    = Security may only be sold to qualified institutional
          buyers.
   *    = Non-Income producing.
   +    = Security is segregated for futures collateral.

PURCHASED INDEX FUTURES OUTSTANDING

                                                                      Number      Original      Nominal        Unrealized
                                                      Expiration        of        Nominal       Value at       Appreciation
                    Description                          Date       Contracts      Value        10/31/95       (Depreciation)
---------------------------------------------------   ----------    ----------   ----------    ----------      ---------
Russell 2000 Future................................     12/14/95        30       $4,717,742    $4,440,000      ($277,742)

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

                                                           Vista               Vista               Vista               Vista
                                                      U.S. Government        Balanced          Equity Income         Small Cap
                                                        Income Fund            Fund                 Fund            Equity Fund
                                                      ---------------     ---------------      --------------      --------------
ASSETS:
 Investment securities, at value (Note 1)........      $ 107,786,591        $  39,853,325       $ 11,714,958        $  62,144,814
 Cash............................................                 --                   --                 --                6,326
 Receivables:
   Investment securities sold....................          6,717,073              149,845             75,254            2,509,999
   Interest......................................          2,241,288              173,417             21,071               13,742
   Dividends.....................................                 --               17,240             13,033                6,350
   Trust shares sold.............................            139,578               71,645             48,976            1,000,096
   Expense reimbursement from Distributor........                 --               11,087                 --                   --
 Unamortized organization expenses (Note 1)......                 --                   --                 --               30,051
                                                      ---------------     ---------------      --------------      --------------
     Total Assets................................        116,884,530           40,276,559         11,873,292           65,711,378
                                                      ---------------     ---------------      --------------      --------------
LIABILITIES:
 Payable for investment securities purchased.....                 --                   --             22,000                   --
 Payable for Trust shares redeemed...............             54,340               36,873             44,244               84,869
 Payable to custodian............................          6,717,546               61,386                721                   --
 Dividends payable...............................            187,834                   --                 --                   --
 Variation margin payable on futures contracts...                 --                   --                 --               16,500
 Accrued liabilities: (Note 2)
   Administration fees...........................              3,729                   --                202                   --
   Distribution fees.............................             23,457                8,900              2,021               19,964
   Investment advisory fees......................             12,118                   --                808                   --
   Shareholder servicing fees....................              6,411                2,557                 --                4,235
   Sub-administration fees.......................              4,664                   --                505                1,764
   Custodian.....................................                 --               14,605              4,335               16,597
   Organizational costs payable..................                 --                   --                 --               36,343
   Other.........................................            112,570               83,706             61,291              167,812
                                                      ---------------     ---------------      --------------      --------------
     Total Liabilities...........................          7,122,669              208,027            136,127              348,084
                                                      ---------------     ---------------      --------------      --------------
NET ASSETS:
 Paid in capital.................................        113,417,489           36,517,465          9,639,823           57,768,327
 Accumulated undistributed net investment income
   (loss)........................................            (75,982)                  --             26,635                   --
 Accumulated undistributed net realized gain
   (loss) on investment transactions.............         (6,524,260)             995,554            736,186              996,627
 Net unrealized appreciation of investments and
   futures.......................................          2,944,614            2,555,513          1,334,521            6,598,340
                                                      ---------------     ---------------      --------------      --------------
     Net Assets:.................................      $ 109,761,861        $  40,068,532       $ 11,737,165        $  65,363,294
                                                      ==================    =============      ================     =============
     Class A Shares..............................      $  99,109,225        $  33,732,839                           $  43,739,400
                                                      ==================    =============                           =============
     Class B Shares..............................      $  10,652,636        $   6,335,693                           $  21,623,894
                                                      ==================    =============                           =============
 Shares of beneficial interest outstanding (no
   par value; unlimited number of shares
   authorized):
     Class A Shares..............................          8,691,408            2,710,359            876,263            2,902,211
                                                      ==================    =============      ================     =============
     Class B Shares..............................            936,734              512,572                               1,440,738
                                                      ==================    =============                           =============
Class A Shares:
 Net asset value and redemption price per share
   (net assets/shares outstanding):..............             $11.40               $12.45             $13.39               $15.07
                                                      ==================    =============      ================     =============
 Maximum offering price per share (net asset
   value per share/95.5%; 95.25% for SCE)........             $11.94               $13.04             $14.02               $15.82
                                                      ==================    =============      ================     =============
Class B Shares:
 Net asset value and offering price per share
   (net assets/shares outstanding)...............             $11.37               $12.36                                  $15.01
                                                      ==================    =============                           =============
Cost of Investments..............................      $ 104,841,977        $  37,297,812       $ 10,380,437        $  55,268,732
                                                      ==================    =============      ================     =============

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

                                                            Vista                           Vista            Vista
                                                             U.S.           Vista          Equity          Small Cap
                                                          Government      Balanced         Income           Equity
                                                         Income Fund        Fund            Fund             Fund*
                                                         ------------    -----------     -----------      -----------
INVESTMENT INCOME: (Note 1C)
  Interest...........................................    $  7,703,751    $ 1,027,055     $   171,162      $   310,044
  Dividend...........................................              --        291,935         306,505           97,606
                                                         ------------    -----------     -----------      -----------
      Total investment income........................       7,703,751      1,318,990         477,667          407,650
                                                         ------------    -----------     -----------      -----------
EXPENSES: (Note 2)
  Shareholder servicing fees:
    Class A Shares...................................         246,262         60,657          27,673               --
    Class B Shares...................................          20,159         11,984              --           14,887
  Distribution fees:
    Class A Shares...................................         246,262         60,657          27,673           35,265
    Class B Shares...................................          60,477         35,952              --           44,661
  Investment Advisory fees...........................         319,705        145,295          44,277          130,401
  Administration fees................................         106,569         29,053          11,069           20,040
  Sub-adminstration fees.............................          53,284         14,527           5,535           10,030
  Custodian fees.....................................          54,465         53,483          22,660           38,556
  Amortization of organization costs.................              --             --              --            6,292
  Printing and postage...............................          20,488          6,001              80            5,195
  Professional fees..................................          39,818         46,462          15,581           33,922
  Registration costs.................................          46,822         28,048          15,878           59,579
  Transfer agent fees................................         273,817        147,704          65,824          150,870
  Trustees fees......................................           5,839          1,582             606            1,021
  Other..............................................          35,471         24,044           5,971           22,753
                                                         ------------    -----------     -----------      -----------
      Total expenses.................................       1,529,438        665,449         242,827          573,472
Less amounts waived (Note 2E)........................         543,343        249,525          76,787          162,875
Less expenses borne by the Distributor...............              --         71,666              --           61,166
                                                         ------------    -----------     -----------      -----------
  Net expenses.......................................         986,095        344,258         166,040          349,431
                                                         ------------    -----------     -----------      -----------
Net investment income................................       6,717,656        974,732         311,627           58,219
                                                         ------------    -----------     -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on:
  Investments........................................      (3,754,673)     1,024,866         737,043        1,003,383
  Written options transactions.......................           1,552             --              --               --
                                                         ------------    -----------     -----------      -----------
Net realized gain (loss).............................      (3,753,121)     1,024,866         737,043        1,003,383
                                                         ------------    -----------     -----------      -----------
Change in net unrealized appreciation/depreciation
  on:
  Investments........................................      11,426,144      2,769,570         778,380        6,876,082
  Futures transactions...............................              --             --              --         (277,742)
                                                         ------------    -----------     -----------      -----------
Change in net unrealized appreciation/depreciation...      11,426,144      2,769,570         778,380        6,598,340
                                                         ------------    -----------     -----------      -----------
Net realized and unrealized gain.....................       7,673,023      3,794,436       1,515,423        7,601,723
                                                         ------------    -----------     -----------      -----------
Net increase in net assets from operations...........    $ 14,390,679    $ 4,769,168     $ 1,827,050      $ 7,659,942
                                                          ===========     ==========      ==========       ==========

---------------

* Commenced operations 12/20/94.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------

                                                                                                                        Vista
                                     Vista                          Vista                         Vista               Small Cap
                                U.S. Government                   Balanced                    Equity Income             Equity
                                  Income Fund                       Fund                          Fund                   Fund
                         -----------------------------   ---------------------------   ---------------------------   ------------
                             Year            Year            Year           Year           Year           Year        12/20/94*
                             ended           ended          ended          ended          ended          ended         through
                           10/31/95        10/31/94        10/31/95       10/31/94       10/31/95       10/31/94       10/31/95
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS:
   Net investment
    income.............  $   6,717,656   $   6,711,611   $    974,732   $    652,550   $    311,627   $    304,328   $     58,219
   Net realized gain
    (loss) on
    investments and
    written options
    transactions.......     (3,753,121)     (2,710,157)     1,024,866        308,991        737,043        364,377      1,003,383
   Change in net
    unrealized
    appreciation/
    depreciation on
    investments and
    futures............     11,426,144     (10,555,085)     2,769,570       (592,331)       778,380       (947,688)     6,598,340
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
      Increase
        (decrease) in
        net assets from
        operations.....     14,390,679      (6,553,631)     4,769,168        369,210      1,827,050       (278,983)     7,659,942
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
NET EQUALIZATION
 CREDITS (DEBITS)
 (Note 1G):............        (20,821)         27,204         20,792         46,160         (4,769)        (8,014)        43,982
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 (Note 1H):
   Net Investment
    Income:
    Class A............     (6,221,262)     (6,558,156)      (842,171)      (620,855)      (325,585)      (265,990)       (41,658)
    Class B............       (474,068)       (180,675)      (144,259)       (48,796)       --             --             (16,561)
   Net Realized Gain on
    Investment
    Transactions:
    Class A............       --            (2,076,897)      (257,809)      (147,844)      (365,232)    (1,431,259)        (4,461)
    Class B............       --               (17,896)       (44,501)       --             --             --              (2,295)
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
      Total dividends
        and
       distributions...     (6,695,330)     (8,833,624)    (1,288,740)      (817,495)      (690,817)    (1,697,249)       (64,975)
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
TRANSACTIONS IN SHARES
 OF BENEFICIAL
 INTEREST:
   Proceeds from shares
    sold:
    Class A Shares.....     18,943,386      64,615,107     13,619,762     11,120,402      1,418,840      3,105,266     40,671,733
    Class B Shares.....      6,947,722       7,719,324      2,522,739      3,634,827        --             --          19,979,829
   Reinvestment of
    distributions:
    Class A Shares.....      3,953,641       7,514,916      1,074,605        746,177        576,869      1,422,588         43,355
    Class B Shares.....        385,208         166,077        180,001         48,635        --             --              17,854
   Payment for shares
    redeemed:
    Class A Shares.....    (30,405,442)    (50,645,632)    (5,578,221)    (3,662,728)    (2,798,836)    (6,456,083)    (2,447,710)
    Class B Shares.....     (2,445,068)     (2,341,044)      (498,972)      (157,807)       --             --            (540,716)
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
      Net increase
        (decrease) in
        net assets from
        shares of
        beneficial
        interest
        transactions...     (2,620,553)     27,028,748     11,319,914     11,729,506       (803,127)    (1,928,229)    57,724,345
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
      Total increase
        (decrease).....      5,053,975      11,668,697     14,821,134     11,327,381        328,337     (3,912,475)    65,363,294
NET ASSETS:
 Beginning of period...    104,707,886      93,039,189     25,247,398     13,920,017     11,408,828     15,321,303        --
                         -------------   -------------   ------------   ------------   ------------   ------------   ------------
 End of period.........  $ 109,761,861   $ 104,707,886   $ 40,068,532   $ 25,247,398   $ 11,737,165   $ 11,408,828   $ 65,363,294
                         ==============  ==============  ============   ============   ============   ============   ============

---------------

* Commencement of operations.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized on May 11, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, non-diversified management investment company. Vista U.S. Government Income Fund ("USGI"), Vista Balanced Fund ("BAL"), Vista Equity Income Fund ("EQI") and Vista Small Cap Equity Fund ("SCE") which commenced operations on December 20, 1994, (collectively, the "Funds") are four separate portfolios of the Trust.

The USGI, VBF and SCE Funds offer two classes of shares; referred to as Class A Shares and Class B Shares. Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

     The following is a summary of significant accounting policies followed by the Funds:

     A. Valuation of investments -- Equity securities listed on a securities exchange or reported through the NASDAQ National Market system are valued at the last reported sale price on the principal exchange on the date of valuation. Securities for which sale prices are not available and other over-the-counter securities are valued at last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued using matrix pricing systems of a major dealer in bonds which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted exchange or over-the-counter prices. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

     B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     C. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     The Small Cap Equity Fund invests in stock index futures contracts, for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, and a significant market advance is expected, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of futures

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contract, as shown in the Portfolio of Investments at October 31, 1995.

     The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     D. Written options -- When a fund writes an option on a futures contract, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

     The fund writes options on futures on stock index and U.S. Treasury securities futures. These options are settled for cash and subject the fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

     As of October 31, 1995, the Funds had no outstanding written options.

     E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued, adjusted for amortization of premiums, except USGI, and accretion of discount. Dividend income is recorded on the ex-dividend date.

     F. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     G. Equalization -- The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Trust shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

     H. Distributions to shareholders -- Dividends and Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. The reclassifications for the Funds are as follows: USGI paid in capital was decreased and accumulated undistributed net investment income was increased by $20,821; BAL paid in capital was increased by $20,792, accumulated undistributed net investment income and accumulated undistributed net realized gain/loss were decreased by $9,904 and $11,698, respectively; EQI paid in capital was decreased and accumulated undistributed net investment income was increased by $4,769; SCE paid in capital was increased and accumulated undistributed net investment income was decreased by $43,892. The adjustments for the Funds relate primarily to the character for tax purposes of equalization and certain short-term gains or losses.

     I. Allocation of income and expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

     J. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the Small Cap Equity Fund have been deferred and are being amortized on a straight line basis over a sixty-month period beginning at the commencement of operations of the Fund. Organization costs payable are owed to the Fund's Distributor.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, N.A. ("Chase") acts as the investment adviser to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As investment adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.50% of the Fund's average daily net assets for BAL, 0.65% for SCE, 0.40% for EQI and 0.30% for USGI. The Adviser voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

     B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds, with the exception of Class A Shares of SCE, may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent will receive fees determined by a formula based upon the average number of accounts serviced and the number of transactions processed by such Shareholder Servicing Agent during the period for which payment is being made, and any out-of-pocket expenses incurred, provided that such fees will not exceed, on an annualized basis, 0.25% of the average daily net assets of each Fund.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     Since inception of the Funds, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds. The Shareholder Servicing Agents have voluntarily waived a portion of their fees as outlined in Note 2.E. below.

     C. Distribution and Sub-administration fees -- Pursuant to a Distribution and Sub-administration Agreement, Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor"), a wholly-owned subsidiary of Concord Holding Corp. (a wholly-owned subsidiary of the BISYS Group, Inc.), acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

     The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A for all Funds and Class B for USGI, BAL and SCE in accordance with Rule 12b-1 under the 1940 Act.

     The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.20% of each Fund's average daily net assets for distribution services. The Class B Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of each Fund's average annual net assets for distribution services.

     Under Class A Distribution Plans, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. When such expenses are incurred, the maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

     The Distributor voluntarily waived all or a portion of distribution fees and sub-administration fees as outlined in Note 2.E. below.

     D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from each Fund a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of administration fees as outlined in Note 2.E. below.

     E. Waivers of fees -- For the year ended October 31, 1995, the Adviser, Distributor, Shareholder Servicing Agents, Administrator and
     Sub-administrator voluntarily waived fees for certain of the Funds as follows:

                                                           USGI          BAL         EQI          SCE
                                                         ---------    ---------    --------    ---------
    Advisory...........................................   $220,998     $145,295     $35,433     $130,401
    Shareholder Servicing..............................    197,001       48,520      26,964           --
    Distribution.......................................     49,250       12,130       5,535        8,946
    Administration.....................................     76,094       29,053       8,855       20,040
    Sub-administration.................................         --       14,527          --        3,488
                                                         ---------    ---------    --------    ---------
    Total..............................................   $543,343     $249,525     $76,787     $162,875
                                                         ---------    ---------    --------    ---------

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

     In addition, the Distributor reimbursed expenses of BAL and SCE of $71,666 and $61,166, respectively.

     F. Other -- Certain officers of the Trust are officers of VBDS or of its parent corporation, BISYS.

     Chase provides portfolio accounting and custody services for the Funds. Compensation for such services are presented in the Statement of Operations as custodian fees.

     On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge, which was approved by shareholders of both corporations on December 11, 1995, subject to the approval of regulators.

3. INVESTMENT TRANSACTIONS -- Purchases and sales of investments (excluding short-term investments) were as follows:

                                          USGI             BAL             EQI             SCE
                                      -------------    ------------    ------------    ------------
Purchases (excluding U.S.
  Government)......................              --    $ 13,471,256    $  9,426,412    $ 49,697,994
Sales (excluding U.S.
  Government)......................              --      10,712,213      10,245,827      12,731,096
Purchases of U.S. Government.......   $ 163,831,712       6,107,075              --              --
Sales of U.S. Government...........     171,359,416       4,913,203              --              --

Written option transactions:

                                                                                 USGI
                                                                         ---------------------
                                                                         Number of    Premiums
                                Calls                                    Contracts    Received
----------------------------------------------------------------------   ---------    --------
Options outstanding at 10/31/94.......................................     --               --
Options written.......................................................     20         $ 14,526
Options terminated in closing purchase transactions...................     20          (14,526)
                                                                           --         ---------
Options outstanding at 10/31/95.......................................     --            --
                                                                         ========     =========

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at October 31, 1995 are as follows:

                                          USGI             BAL             EQI             SCE
                                      -------------    ------------    ------------    ------------
Aggregate cost.....................   $ 104,841,977    $ 37,297,812    $ 10,380,437    $ 55,268,732
                                      =============    ============    ============    ============
Gross unrealized appreciation......   $   2,993,067    $  3,028,038    $  1,518,878    $  7,869,134
Gross unrealized depreciation......         (48,453)       (472,525)       (184,357)       (993,052)
                                      -------------    ------------    ------------    ------------
Net unrealized appreciation........   $   2,944,614    $  2,555,513    $  1,334,521    $  6,876,082
                                      =============    ============    ============    ============

At October 31, 1995 the USGI had a net capital loss carryover of approximately $6,524,000. Such losses of approximately $2,759,000 and $3,765,000 will be available to offset capital gains arising through October 31, 2002 and October 31, 2003, respectively. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                 USGI                       BAL                     EQI               SCE
                       -------------------------   ---------------------   ---------------------   ----------
                          Year          Year         Year        Year        Year        Year      12/20/94*
                          ended         ended        ended       ended       ended       ended      through
                        10/31/95      10/31/94     10/31/95    10/31/94    10/31/95    10/31/94     10/31/95
                       -----------   -----------   ---------   ---------   ---------   ---------   ----------
Class A
Shares sold...........   1,726,543     5,545,433   1,147,533     998,851     117,176     249,225   3,072,528
Shares issued in
  reinvestment of
  distributions.......     360,648       665,821      94,732      67,659      49,758     115,420       3,317
Shares redeemed.......  (2,780,887)   (4,512,861)   (489,732)   (332,016)   (231,862)   (530,759)   (173,634 )
                       -----------   -----------   ---------   ---------   ---------   ---------   ----------
Net increase
  (decrease) in Trust
  shares
  outstanding.........    (693,696)    1,698,393     752,533     734,494     (64,928)   (166,114)  2,902,211
Outstanding shares at:
  Beginning of
    period............   9,385,104     7,686,711   1,957,826   1,223,332     941,191   1,107,305          --
                       -----------   -----------   ---------   ---------   ---------   ---------   ----------
  End of period.......   8,691,408     9,385,104   2,710,359   1,957,826     876,263     941,191   2,902,211
                         =========     =========    ========    ========    ========    ========   =========

                          Year        11/5/93**      Year      11/4/93*                            03/28/95**
                          ended        through       ended      through                             through
                        10/31/95      10/31/94     10/31/95    10/31/94                             4/30/95
                       -----------   -----------   ---------   ---------                           ----------
Class B
Shares sold...........     636,178       687,819     219,604     331,302                           1,477,956
Shares issued in
  reinvestment of
  distributions.......      35,054        15,107      15,917       4,462                               1,358
Shares redeemed.......    (223,952)     (213,472)    (44,230)    (14,483)                            (38,576)
                       -----------   -----------   ---------   ---------                           ----------
Net increase in Trust
  shares
  outstanding.........     447,280       489,454     191,291     321,281                           1,440,738
Outstanding shares at:
  Beginning of
    period............     489,454            --     321,281          --                                  --
                       -----------   -----------   ---------   ---------                           ----------
  End of period.......     936,734       489,454     512,572     321,281                           1,440,738
                         =========     =========    ========    ========                           =========

---------------

 * Commencement of operations.
** Commencement of offering class of shares.

6. RETIREMENT PLAN -- During the year ended October 31, 1995, the Trust adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Trust who have served as an independent director of the Trust, or other Vista Funds, for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Management has determined that the accrual for prior service costs is not material.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                  Vista U.S. Government Income Fund --
                                        -----------------------------------------------------------------------------------------
                                                                  Class A
                                        ------------------------------------------------------------              Class B
                                                                                                          -----------------------
                                                                 Year ended                                 Year         11/4/93**
                                        ------------------------------------------------------------       ended         through
                                        10/31/95     10/31/94     10/31/93     10/31/92     10/31/91      10/31/95       10/31/94
                                        --------     --------     --------     --------     --------      --------       --------
Per Share Operating Performance
Net Asset Value, Beginning of
 Period..............................   $  10.60     $  12.10     $  11.68     $  11.53     $  10.93      $  10.59       $  11.98
                                        --------     --------     --------     --------     --------      --------       --------
 Income From Investment Operations
   Net Investment Income.............      0.699        0.646        0.666        0.786        0.883         0.621          0.592
   Net Gains/(Losses) on Securities
    (both realized and unrealized)...      0.798       (1.297)       0.699        0.267        0.597         0.797         (1.187)
                                        --------     --------     --------     --------     --------      --------       --------
   Total from Investment
    Operations.......................      1.497       (0.651)       1.365        1.053        1.480         1.418         (0.595)
                                        --------     --------     --------     --------     --------      --------       --------
 Less Distributions
   Dividends from net investment
    income...........................      0.697        0.646        0.667        0.786        0.882         0.638          0.592
   Distributions from capital
    gains............................         --        0.203        0.287        0.111        --               --          0.203
                                        --------     --------     --------     --------     --------      --------       --------
   Total Distributions...............      0.697        0.849        0.954        0.897        0.882         0.638          0.795
                                        --------     --------     --------     --------     --------      --------       --------
Net Asset Value, End of Period.......   $  11.40     $  10.60     $  12.10     $  11.68     $  11.53      $  11.37       $  10.59
                                        ========     ========     ========     ========     ========      ========       ========
Total Return (1).....................     14.59%       (5.58%)      12.35%        9.40%       14.07%        13.80%         (5.18%)
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)..........................   $ 99,109     $ 99,524     $ 93,039     $ 59,391     $ 15,131      $ 10,652       $  5,184
 Ratio of Expenses to Average Net
   Assets #..........................      0.87%        0.76%        0.75%        0.38%        0.02%         1.62%          1.50%
 Ratio of Net Investment Income to
   Average Net Assets #..............      6.37%        5.74%        5.61%        6.52%        7.81%         5.53%          5.28%
 Ratio of expenses without waivers
   and assumption of expenses to
   Average Net Assets #..............      1.40%        1.28%        1.14%        1.34%        2.89%         1.89%          1.78%
 Ratio of net investment income
   without waivers and assumption of
   expenses to Average Net
   Assets #..........................      5.84%        5.22%        5.22%        5.56%        4.94%         5.26%          5.00%
Portfolio Turnover Rate..............       164%         163%         296%         514%         103%          164%           163%

---------------

(1) Total return figures do not include the effect of any sales load. ** Commencement of offering of class of shares.
 # Short periods have been annualized.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                                                            Vista Equity Income
                                                   Vista Balanced Fund -- Class A       Vista Balanced              Fund
                                                  --------------------------------     Fund -- Class B      --------------------
                                                                                      ------------------
                                                       Year ended         11/4/92*     Year      11/4/93**       Year ended
                                                  --------------------    through      ended     through    --------------------
                                                  10/31/95    10/31/94    10/31/93    10/31/95   10/31/94   10/31/95    10/31/94
                                                  --------    --------    --------    -------    -------    --------    --------
Per Share Operating Performance
Net Asset Value, Beginning of Period...........   $  11.09    $  11.38    $  10.00    $ 11.03    $ 11.22    $  12.12    $  13.84
                                                  --------    --------    --------    -------    -------    --------    --------
 Income From Investment Operations
   Net Investment Income.......................      0.382       0.356       0.410      0.309      0.345       0.347       0.290
   Net Gains/(Losses) on Securities (both
     realized and unrealized)..................      1.517      (0.187)      1.344      1.502     (0.117)      1.698      (0.477)
                                                  --------    --------    --------    -------    -------    --------    --------
   Total from Investment Operations............      1.899       0.169       1.754      1.811      0.228       2.045      (0.187)
                                                  --------    --------    --------    -------    -------    --------    --------
 Less Distributions
   Dividends from net investment income........      0.408       0.359       0.375      0.131      0.318       0.366       0.258
   Distributions from capital gains............      0.131       0.100          --      0.350      0.100       0.410       1.275
                                                  --------    --------    --------    -------    -------    --------    --------
   Total Distributions.........................      0.539       0.459       0.375      0.481      0.418       0.776       1.533
                                                  --------    --------    --------    -------    -------    --------    --------
Net Asset Value, End of Period.................   $  12.45    $  11.09    $  11.38    $ 12.36    $ 11.03    $  13.39    $  12.12
                                                  =========   =========   =========   =======    =======    =========   =========
Total Return (1)...............................     17.70%       1.56%      17.74%     16.93%      2.17%      17.97%      (1.35%)
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).......   $ 33,733    $ 21,705    $ 13,920    $ 6,336    $ 3,543    $ 11,737    $ 11,409
 Ratio of Expenses to Average Net Assets #.....      1.06%       0.58%          --      1.82%      1.50%       1.50%       1.50%
 Ratio of Net Investment Income to Average Net
   Assets #....................................      3.48%       3.21%       3.87%      2.68%      2.46%       2.81%       2.31%
 Ratio of expenses without waivers and
   assumption of expense to Average Net Assets
   #...........................................      2.20%       2.20%       3.07%      2.72%      2.69%       2.19%       2.02%
 Ratio of net investment income without waivers
   and assumption of expenses to Average Net
   Assets #....................................      2.34%       1.59%       0.80%      1.78%      1.24%       2.12%       1.79%
Portfolio Turnover Rate........................        68%         77%         65%        68%        77%         91%         75%

                                               Vista Equity
                                                  Income        Vista Small Cap
                                                   Fund           Equity Fund
                                                 --------    ---------------------
                                                             A Shares     B Shares
                                                 7/15/93*    12/20/94*    3/28/95**
                                                 through     through      through
                                                 10/31/93    10/31/95     10/31/95+
                                                 --------    --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period...........  $  13.14    $  10.00     $  11.39
                                                 --------    --------     --------
 Income From Investment Operations
   Net Investment Income.......................     0.078       0.060       (0.018)
   Net Gains/(Losses) on Securities (both
     realized and unrealized)..................     0.700       5.056        3.669
                                                 --------    --------     --------
   Total from Investment Operations............     0.778       5.116        3.651
                                                 --------    --------     --------
 Less Distributions
   Dividends from net investment income........     0.078       0.042        0.027
   Distributions from capital gains............        --       0.004        0.004
                                                 --------    --------     --------
   Total Distributions.........................     0.078       0.046        0.031
                                                 --------    --------     --------
Net Asset Value, End of Period.................  $  13.84    $  15.07     $  15.01
                                                 =========   =========    =========
Total Return (1)...............................     5.91%      51.25%       32.09%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).......  $ 15,321    $ 43,739     $ 21,624
 Ratio of Expenses to Average Net Assets #.....     1.50%       1.51%        2.24%
 Ratio of Net Investment Income to Average Net
   Assets #....................................     1.72%       0.52%       (0.25%)
 Ratio of expenses without waivers and
   assumption of expense to Average Net Assets
   #...........................................     2.40%       2.67%        3.23%
 Ratio of net investment income without waivers
   and assumption of expenses to Average Net
   Assets #....................................     0.82%      (0.64%)      (1.24%)
Portfolio Turnover Rate........................       54%         75%          75%

---------------
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.
 * Commencement of operations.
 ** Commencement of offering of class of shares.
 + Calculated based upon weighted average shares outstanding during the period.

                       See notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES
AND SHAREHOLDERS OF
MUTUAL FUND GROUP

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista U.S. Government Income Fund, Vista Balanced Fund, Vista Equity Income Fund and Vista Small Cap Equity Fund, separate portfolios of Mutual Fund Group (hereafter referred to as the "Trust"), at October 31, 1995, the results of each of their operations for the year then ended (for the period December 20, 1994 (commencement of operations) through October 31, 1995 for Vista Small Cap Equity Fund), the changes in each of their net assets for each of the two years in the period then ended (for the period December 20, 1994 through October 31, 1995 for Vista Small Cap Equity Fund) and the selected per share data and ratios for a share of beneficial interest outstanding for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 1995

                                   UNAUDITED
                       VISTA U.S. GOVERNMENT INCOME FUND
                              VISTA BALANCED FUND
                            VISTA EQUITY INCOME FUND
                          VISTA SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------

     Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds income and distributions for the taxable year ended October 31, 1995. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1995. The information necessary to complete your income tax returns for the calendar year ending December 31, 1995 will be received under separate cover.

     FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995.

                                                                                 Dividends Eligible
                                                            Long-term Capital    for the Dividends
                                                                  Gain                Received
                                                              Distributions        Deduction (for
                                                             Paid Per Share        Corporations)
                                                            -----------------    ------------------
    U.S. Government Income Fund..........................             --                   --
    Balanced Fund........................................         $0.032                18.36%
    Equity Income Fund...................................         $0.361                66.52%
    Small Cap Equity Fund................................             --                 8.16%

     The following represents the source and percentage of income earned from government obligations by the Funds:

                                                                                         Federal
                                                                             Federal     National
                                                           U.S. Treasury    Home Loan    Mortgage
                                                            Obligations       Bank        Assoc.
                                                           -------------    ---------    --------
    U.S. Government Income Fund.........................       95.67%            --          --
    Balanced Fund.......................................       18.43%            --        4.16%
    Equity Income Fund..................................          --             --          --
    Small Cap Equity Fund...............................        0.12%          1.00%         --

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                          VISTA FAMILY OF MUTUAL FUNDS

  Vista offers a wide variety of professionally managed mutual funds that can help you meet your financial goals. For a brochure and prospectus containing more complete information on sales charges or expenses, contact your investment representative or call 1-800-34-VISTA. Please read the prospectus carefully before you invest or send money:

          VISTA EQUITY FUNDS            VISTA FIXED INCOME FUNDS
          Growth and Income Fund        U.S. Government Income Fund(2)
          Capital Growth Fund           Tax Free Income Fund
          Small Cap Equity Fund         New York Tax Free Income Fund
          Equity Income Fund            California Intermediate Tax Free Fund
          Growth Fund of Washington(1)
                                        VISTA MONEY MARKET FUNDS(2)
          VISTA BALANCED FUND           U.S. Government Money Market Fund
          Balanced Fund                 Treasury Plus Money Market Fund

          VISTA INTERNATIONAL FUNDS     Tax Free Money Market Fund
          Global Fixed Income Fund      New York Tax Free Money Market Fund
          International Equity Fund     California Tax Free Money Market Fund
          European Fund                 Global Money Market Fund
          Japan Fund                    Federal Money Market Fund
          Southeast Asian Fund          Prime Money Market Fund
                                        Select Shares of Connecticut Daily Tax Free
                                        Income Fund(3)
                                        Select Shares of New Jersey Daily Municipal
                                        Income Fund(3)

  Vista Broker-Dealer Services, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank, N.A. is the funds' portfolio adviser and provides other services to the funds.

  (1) Washington Investment Advisors, Inc. is the fund's investment adviser.

  (2) An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable Net Asset Value of $1.00 per share.

  (3) Vista Select Shares of Connecticut Daily Tax Free Income Fund, Inc., and Vista Select Shares of New Jersey Daily Municipal Income Fund, Inc., are not part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively. National bank subsidiaries of The Chase Manhattan Corporation do, however, perform shareholder servicing agent services for the funds, although they perform no other services for the funds, such as serving as investment adviser, custodian or administrator.

INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                                                   [VISTA LOGO]
                                                  ------------------------------
                                                                       ANNUAL
                                                  ------------------------------
                                                                       REPORT
 VISTA SERVICE CENTER
 P.O. BOX 419392
 KANSAS CITY, MO 64179

 INVESTMENT ADVISER,
 ADMINISTRATOR,
 SHAREHOLDER SERVICING AGENT
 AND CUSTODIAN
 The Chase Manhattan Bank, N.A.

 DISTRIBUTOR
 Vista Broker-Dealer Services,
 Inc.

 TRANSFER AGENT
 DST Systems, Inc.

 LEGAL COUNSEL
 Kramer, Levin, Naftalis, Nessen,
 Kamin & Frankel

 INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP

 Vista Broker-Dealer Services,
 Inc. is the funds' distributor
 and is unaffiliated with Chase.
 The Chase Manhattan Bank, N.A.
 is the funds' adviser.

 This report is submitted for the
 general information of the
 shareholders of the funds. It is
 not authorized for distribution
 to prospective investors in the
 funds unless preceded or
 accompanied by a prospectus. To
 obtain a prospectus for any of
 the Vista funds, call
 1-800-34-VISTA. The prospectus
 contains more complete
 information, including charges
 and  expenses. Please read it
 carefully before you invest
 or send money.

 For more information about these
 funds or your account, simply
 call your investment
 representative or the Vista
 Service Center at
 1-800-34-VISTA.

                           VBEG-2

                             VISTA U.S.
                             GOVERNMENT
                             INCOME
                             FUND

                             VISTA
                             BALANCED
                             FUND

                             VISTA
                             EQUITY
                             INCOME
                             FUND

                             VISTA
                             SMALL CAP
                             EQUITY
                             FUND

                                 FOR THE 12 MONTHS ENDED
                                        OCTOBER 31, 1995

                 ---------------------------------------------------------------
                  VISTA(SM) FAMILY OF MUTUAL FUNDS             CHAIRMAN'S LETTER

                                                               December 12, 1995

                            Dear Shareholder:

                                We are pleased to present this Annual Report for
                            the IEEE Balanced Fund for the fiscal year ended October 31, 1995.

                            U.S. MARKETS ROAR TO LIFE IN 1995

                                The U.S. financial markets roared to life in
                            1995 as investors correctly anticipated that the economy would undergo a "soft landing" on the heels of the Fed's rate hikes in 1994. All in all, it was an outstanding year for U.S. equity investors -- one of the best of the past century, as indicated by the Dow Jones Industrial Average. Bond investors also fared well, with the yield on 30-year Treasury bonds dropping from 7.96% to 6.32% over the 12-month period, sending the value of bonds soaring.

                            STRONG STOCK AND BOND SELECTIONS BOOST INVESTMENT RETURNS

                                The IEEE Balanced Fund performed well during the
                            period under review -- a result of both the positive economic environment for the U.S. financial markets and timely stock and bond selection decisions by the fund managers. Given the sizeable gains in the U.S. stock and bond markets during the past year, the Fund's managers are cautiously optimistic about these markets in the months ahead.

                                As always, we recommend that investors take a
                            long term, disciplined approach to the markets. By leaving your money invested for the long term, you are better able to ride out bumpy periods.

                                We value your business and look forward to
                            serving your investment needs in the years ahead.

                                                Sincerely,

                                                /s/ FERGUS REID
                                                ---------------
                                                Fergus Reid
                                                Chairman

                            INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

-------------------------------------

CONTENTS
CHAIRMAN'S LETTER            1
FUND COMMENTARY              2
PORTFOLIO OF INVESTMENTS   3-6
FINANCIAL STATEMENTS       7-9
NOTES TO FINANCIAL
STATEMENTS               10-14
PER SHARE DATA              15

                 ---------------------------------------------------------------
                   FUND COMMENTARY

                   IEEE BALANCED FUND
                                     We are pleased to report that the IEEE
                                Balanced Fund experienced a strong 19.93% total return for the fiscal year ended October 31, 1995. A number of factors converged during the past year to create a favorable environment for both equity and bond investors. The stock market performed positively throughout the period, as the number of positive days during 1995 placed the year among the 10 best of the past century. The technology sector was a strong performer during the third quarter of the period, while the finance and utility sectors led the pack.

                                     The fixed income markets were also
                                favorable last year, extending a rally that began in November 1994. Despite some volatility during the last quarter, long-term interest rates ended the period approximately 1.75% below their high from the previous year. We expect Gross Domestic Product growth to remain at approximately 2 1/2% to 3%, and inflation to continue at or below 3%, which continues to provide a favorable environment for bond investing.

                                     At fiscal year-end, the Fund's allocation
                                stood at 57% equities, 37% fixed income and 6% cash equivalents. Starting in November we began to add small-capitalization stocks to the equity portion of the portfolio, which slightly outperformed large-capitalization stocks in the latest quarter. The remaining stocks are diversified among well-established companies with the potential for above-average growth.

                                     Our strategy is to remain fully invested
                                in stocks of companies that we feel possess a superior three- to five-year earnings outlook. We continue to favor the capital investment, information technology and globally-oriented consumer product sectors as we expect favorable business conditions for growth.

        AVERAGE ANNUAL TOTAL RETURN

                      SINCE INCEPTION
    1 YEAR                (9/7/93)
  -----------      ----------------------
    19.93%                 7.22%
  ---------------------------------------




                              GROWTH OF $10,000

                                 [GRAPH HERE]

                 IEEE Balanced Fund       Lipper Balanced Fund Index
09/30/93         10000                    10000
10/31/93         10064.0419161676647      10098.51
11/30/93         9873.77644710578842      9939.12
12/31/93         10055.0293413173653      10119.64
01/31/94         10237.4794704944949      10385.11
02/28/94         10024.6209864545103      10172.18
03/31/94         9647.55738615510914      9793.53
04/30/94         9576.24492395544096      9820.39
05/31/94         9637.36989155515654      9890.07
06/30/94         9440.75124577607142      9713.35
07/31/94         9676.51376331445323      9938.75
08/31/94         9809.77083844484294      10182.99
09/30/94         9642.68696731981584      9990.09
10/31/94         9683.98327124838036      10025.66
11/30/94         9477.50175160555775      9785.45
12/31/94         9637.52492932874527      9867.28
01/31/95         9814.26486870154859      9988.03
02/28/95         10126.1588793594368      10278.25
03/31/95         10345.5243335221515      10457.81
04/30/95         10502.4331960123762      10650.07
05/31/95         10795.3297393274624      10994.25
06/30/95         11035.9233284791404      11191.74
07/31/95         11225.2909356408415      11429.29
08/31/95         11341.0155844618811      11517.95
09/30/95         11635.5874178245274      11794.88
10/31/95         11614.4318043375737      11766.82



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS CHART ILLUSTRATES COMPARATIVE PERFORMANCE FOR $10,000 INVESTED IN THE
IEEE BALANCED FUND AND THE 1994, LIPPER BALANCED FUND INDEX FROM SEPTEMBER 30, 1993 TO OCTOBER 31, 1995. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THE INDEX'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS ON MUTUAL FUNDS INCLUDED IN THE BENCHMARK.

THE LIPPER BALANCED FUND INDEX, AN EQUALLY-WEIGHTED PERFORMANCE INDICATOR, TRACKS THE TOTAL RETURNS OF THE 30 LARGEST BALANCED FUNDS IN THE INDUSTRY. FUNDS INCLUDED IN THE LIPPER BALANCED FUND INDEX ARE REPRESENTATIVE OF THE MARKET.

-------------------------------------------------------------------------------

IEEE BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995
--------------------------------------------------------------------------------

                 Issuer                   Shares         Value
---------------------------------------- ---------    -----------
LONG-TERM INVESTMENTS -- 91.8%
COMMON STOCK -- 57.1%
Aerospace -- 3.7%
Boeing Co. .............................     2,900    $   190,312
Loral Corp. ............................     6,400        189,600
OEA, Inc. ..............................       400         10,900
                                                        ---------
                                                          390,812
                                                        ---------
Apparel -- 0.2%
Kellwood Co. ...........................       650         12,188
Phillips-Van Heusen.....................       600          6,075
                                                        ---------
                                                           18,263
                                                        ---------
Appliances & Household Durables -- 0.1%
La-Z-Boy Chair Co. .....................       400         11,900
                                                        ---------
Banking -- 0.8%
Deposit Guaranty Corp. .................       300         13,350
First Commercial Corp. .................       400         12,000
First Financial Corp. of Wisconsin......       700         14,962
FirstMerit Corp. .......................       400         10,800
Mark Twain Bancshares, Inc. ............       300         10,575
U.S. Trust Corp. .......................       200          9,700
Washington Federal, Inc. ...............       600         13,725
                                                        ---------
                                                           85,112
                                                        ---------
Business Products -- 1.4%
Pitney-Bowes, Inc. .....................     3,400        148,325
                                                        ---------
Business Services -- 1.8%
American Business Products, Inc. .......       750         16,406
Equifax, Inc. ..........................     3,900        152,100
National Computer Systems, Inc. ........       700         13,300
Standard Register Co. ..................       600         13,500
                                                        ---------
                                                          195,306
                                                        ---------
Chemicals -- 2.3%
Fuller (H.B.) Co. ......................       300          9,450
Lilly Industries, Inc., Class A.........       900         11,475
Millipore Corp. ........................     3,200        113,200
Nalco Chemical Co. .....................     3,600        108,000
                                                        ---------
                                                          242,125
                                                        ---------
Computer Software -- 2.9%
Computer Associates International.......     1,500         82,500
Microsoft Corp.*........................     2,300        230,000
                                                        ---------
                                                          312,500
                                                        ---------
Computers/Computer Hardware -- 0.4%
Fair Issac & Company, Inc. .............       400         10,800
SCI Systems, Inc.*......................       500         17,563
Stratus Computer, Inc.*.................       400         12,450
                                                        ---------
                                                           40,813
                                                        ---------
Construction Materials -- 0.3%
Carlisle Companies, Inc. ...............       300         12,337
Justin Industries.......................     1,100         11,000
Ply Gem Industries, Inc. ...............       700         12,075
                                                        ---------
                                                           35,412
                                                        ---------

                 Issuer                   Shares         Value
---------------------------------------- ---------    -----------
Consumer Products -- 2.3%
BIC Corp. ..............................       300    $    12,075
Gillette Co. ...........................     2,500        120,937
Rubbermaid, Inc. .......................     4,200        109,725
                                                        ---------
                                                          242,737
                                                        ---------
Diversified -- 2.3%
AMCOL International Corp. ..............       800         13,500
Dover Corp. ............................     3,400        134,300
Lawson Products, Inc. ..................       400          9,600
Tyco International Ltd. ................     1,400         85,050
                                                        ---------
                                                          242,450
                                                        ---------
Electronics / Electrical
 Equipment -- 8.1%
AMP, Inc. ..............................     2,400         94,200
Dionex Corp.*...........................       300         16,200
General Electric Co. ...................     2,700        170,775
Grainger (W.W.), Inc. ..................     1,400         87,500
Hewlett-Packard Co. ....................     2,600        240,825
Logicon, Inc. ..........................       600         13,725
Molex, Inc. ............................     1,718         56,694
Motorola, Inc. .........................     1,300         85,313
MTS Systems Corp. ......................       400         11,300
Park Electrochemical Corp. .............       400         12,500
Pioneer Standard Electronics, Inc. .....       750         10,406
Scientific-Atlanta, Inc. ...............     2,700         33,412
Teleflex, Inc. .........................       300         12,713
Wyle Electronics........................       400         17,050
X-Rite, Inc. ...........................       600          9,375
                                                        ---------
                                                          871,988
                                                        ---------
Engineering Services -- 0.5%
Foster Wheeler Corp. ...................     1,500         56,250
                                                        ---------
Entertainment/Leisure -- 0.9%
Carnival Corp., Class A.................     4,000         93,000
                                                        ---------
Environmental Services -- 1.2%
WMX Technologies, Inc. .................     4,700        132,188
                                                        ---------
Financial Services -- 0.4%
Eaton Vance Corp. ......................       300         10,950
Legg Mason, Inc. .......................       400         11,500
Quick & Reilly Group, Inc. .............       450         10,688
Raymond James Financial, Inc. ..........       700         15,050
                                                        ---------
                                                           48,188
                                                        ---------
Food/Beverage Products -- 2.7%
Coca-Cola Co. ..........................     2,500        179,688
CPC International, Inc. ................     1,300         86,288
International Multifoods Corp. .........       600         12,300
J.M. Smucker Co., Class A...............       500          9,813
                                                        ---------
                                                          288,089
                                                        ---------

                       See notes to financial statements.

IEEE BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                 Issuer                   Shares         Value
---------------------------------------- ---------    -----------
Health Care -- 3.4%
Biomet, Inc.*...........................     6,700    $   111,388
Diagnostic Products Corp. ..............       300         11,100
Humana, Inc.*...........................     4,900        103,513
Life Technologies, Inc. ................       600         14,700
Owens & Minor, Inc. ....................       600          7,125
Rotech Medical Corp. ...................       400          9,100
U.S. HealthCare, Inc. ..................     2,900        111,650
                                                        ---------
                                                          368,576
                                                        ---------
Industrial Services -- 0.1%
Unifirst Corp. .........................       800         11,200
                                                        ---------
Insurance -- 4.2%
American Bankers Insurance Group,
 Inc. ..................................       350         12,556
American International Group............     1,950        164,531
Crawford & Company, Class B.............       700         10,850
Frontier Insurance Group, Inc. .........       500         14,313
Gainsco, Inc. ..........................     1,323         11,410
General Re Corp. .......................     1,000        144,875
Liberty Corp. ..........................       400         13,400
Progressive Corp. ......................     2,000         83,000
                                                        ---------
                                                          454,935
                                                        ---------
Leasing -- 0.1%
Rollins Truck Leasing Corp. ............     1,100         10,588
                                                        ---------
Machinery & Engineering
 Equipment -- 0.1%
Precision Castparts Corp. ..............       400         14,300
                                                        ---------
Manufacturing -- 1.4%
CLARCOR Inc. ...........................       500         11,375
Commercial Intertech Corp. .............       700         11,812
Furon Co. ..............................       500          7,750
Graco, Inc. ............................       500         16,812
Ingersoll-Rand Co. .....................     1,300         45,987
Tennant Co. ............................       400          9,900
Trinity Industries, Inc. ...............     1,600         47,400
                                                        ---------
                                                          151,036
                                                        ---------
Oil & Gas -- 0.1%
Production Operators Corp. .............       400         12,000
                                                        ---------
Packaging -- 0.1%
Sealright Company, Inc. ................       600          6,750
                                                        ---------
Pharmaceuticals -- 7.8%
Abbot Laboratories......................     2,900        115,275
Alpharma, Inc., Class A.................       600         14,400
Johnson & Johnson.......................     1,600        130,400
Medtronic, Inc. ........................     3,600        207,900
Merck & Company, Inc. ..................     2,200        126,500
Mylan Laboratories......................     5,300        100,700
Schering-Plough Corp. ..................     2,800        150,150
                                                        ---------
                                                          845,325
                                                        ---------

                 Issuer                   Shares         Value
---------------------------------------- ---------    -----------
Printing & Publishing -- 1.6%
Bowne & Co., Inc. ......................       600    $    11,175
Houghton Mifflin Co. ...................       200          8,200
Readers Digest Association, Inc., Class
 A......................................     3,100        155,775
                                                        ---------
                                                          175,150
                                                        ---------
Retailing -- 2.7%
Albertson's, Inc. ......................     3,100        103,075
Arbor Drugs, Inc. ......................       750         13,875
Burlington Coat Factory Warehouse*......       900         10,012
Casey's General Stores, Inc. ...........       800         18,400
Claire's Stores, Inc. ..................       600         11,775
Sbarro, Inc. ...........................       500         10,438
Wal-Mart Stores, Inc. ..................     5,600        121,100
                                                        ---------
                                                          288,675
                                                        ---------
Shipping/Transportation -- 0.1%
Arnold Industries, Inc. ................       700         11,375
                                                        ---------
Steel -- 0.1%
Commercial Metals Co. ..................       400         10,300
                                                        ---------
Telecommunications -- 1.7%
A T & T Corp. ..........................     2,900        185,600
                                                        ---------
Textiles -- 0.1%
Interface, Inc. ........................       900         13,613
                                                        ---------
Tire & Rubber -- 0.5%
Bandag, Inc. ...........................     1,100         56,375
                                                        ---------
Utilities -- 0.6%
Bay State Gas Co. ......................       500         12,500
Eastern Enterprises.....................       400         11,950
Northwest Natural Gas Co. ..............       400         12,800
Piedmont Natural Gas Company, Inc. .....       500         11,000
Southwestern Energy Co. ................       800         10,000
United Water Resources, Inc. ...........       800         10,100
                                                        ---------
                                                           68,350
                                                        ---------
Wholesaling -- 0.1%
Handleman Co. ..........................     1,200          9,300
                                                        ---------
TOTAL COMMON STOCK
  (Cost $4,907,707).....................                6,148,906
                                                        ---------
PREFERRED STOCK -- 2.2%
Banking -- 1.1%
National Westminster Bank, 7.875%,
 Ser. A.................................     5,000        121,875
                                                        ---------
Financial Services -- 1.1%
Morgan Stanley Financial Placing Corp.,
 7.8% (convertible).....................     5,000        122,500
                                                        ---------
TOTAL PREFERRED STOCK
 (Cost $235,938)........................                  244,375
                                                        ---------

                       See notes to financial statements.

IEEE BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

                                         Principal
                 Issuer                   Amount         Value
---------------------------------------- ---------    -----------
CORPORATE BONDS & NOTES -- 12.3%
Banking -- 2.4%
BankAmerica Corp.,
 7.200%, due 04/15/06                    $ 250,000    $   258,065
Consumer Products -- 1.8%
Colgate Palmolive Co.,
 6.020%, due 08/15/03...................   200,000        195,308
Electronics/ Electrical
 Equipment -- 2.5%
Motorola, Inc.,
 7.600%, due 01/01/07                      250,000        271,850
Entertainment -- 2.1%
Walt Disney, Inc.,
 8.000%, due 10/27/06...................   200,000        223,244
Financial Services -- 1.6%
IBM Credit Corp.,
 8.500%, due 01/26/00...................    50,000         50,267
Norwest Financial, Inc.,
 6.875%, due 12/15/99...................   120,000        122,640
Retailing -- 1.0%
Wal-Mart Stores, Inc.,
 7.500%, due 05/15/04...................   100,000        106,659
Telecommunications -- 0.9%
Northern Telecom, Inc.,
 6.000%, due 09/01/03...................   100,000         96,581
                                                        ---------
TOTAL CORPORATE BONDS & NOTES
 (Cost $1,257,004)......................                1,324,614
                                                        ---------
MORTGAGE-BACKED SECURITIES -- 4.4%
Federal Home Loan Mortgage Corp., Ser.
  1661, Class PG, (CMO)
  6.000%, due 03/15/08..................   250,000        244,140
Government National Mortgage
 Association, II, Pool 8315,
 5.500%, due 11/20/23...................   225,527        226,549
                                                        ---------
TOTAL MORTGAGE-BACKED SECURITIES
 (Cost $472,539)........................                  470,689
                                                        ---------
U.S. GOVERNMENT OBLIGATIONS -- 15.8%
U.S. Treasury Bond -- 2.7%
 6.250%, due 08/15/23...................   300,000        293,202
                                                        ---------

                                         Principal
                 Issuer                   Amount         Value
---------------------------------------- ---------    -----------
U.S. Treasury Notes -- 13.1%
 4.250%, due 11/30/95................... $ 100,000    $    99,891
 4.375%, due 11/15/96...................   150,000        148,171
 5.125%, due 11/30/98...................   150,000        147,516
 5.500%, due 04/15/00...................   100,000         98,984
 5.750%, due 08/15/03...................   300,000        295,923
 6.000%, due 06/30/96...................   250,000        250,625
 6.750%, due 06/30/99...................   250,000        257,930
 7.750%, due 01/31/00...................   100,000        107,172
                                                        ---------
                                                        1,406,212
                                                        ---------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $1,701,621).....................                1,699,414
                                                        ---------
TOTAL LONG-TERM INVESTMENTS
  (Cost $8,574,809).....................                9,887,998
                                                        ---------
SHORT-TERM INVESTMENTS -- 6.3%
U.S. GOVERNMENT
  OBLIGATION -- 0.1%
U.S. Treasury Bill,
 5.270%, due 11/30/95+..................    10,000          9,957
                                                        ---------
U.S. GOVERNMENT SPONSORED AGENCY
 OBLIGATIONS -- 6.2%
Federal Home Loan Mortgage Corp.,
  Discount Notes --
 5.620%, due 11/08/95                       65,000         64,929
 5.620%, due 11/08/95                       75,000         74,918
 5.620%, due 11/09/95+                     380,000        379,525
 5.650%, due 11/06/95+                     150,000        149,882
                                                        ---------
                                                          669,254
                                                        ---------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $679,211)........................                  679,211
                                                        ---------
TOTAL INVESTMENTS
 (COST $9,254,020)......................     98.1%    $10,567,209
                                                        ---------
                                                        ---------

---------------

* Non income producing.
+ Security is pledged to cover written options on futures contracts.

                       See notes to financial statements.

IEEE BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

WRITTEN OPTION OUTSTANDING

                                                                                      Number of    Strike     Unrealized
                                    Description                                       Contracts    Price     Depreciation
-----------------------------------------------------------------------------------   ----------   ------    -------------
U.S. Treasury Bond Futures, expires November 18, 1995
  (Premium received $2,596)........................................................       2         $ 114      $(3,841)

PURCHASED INDEX FUTURES OUTSTANDING

                                                                            Number     Original      Nominal
                                                            Expiration        of        Nominal     Value at      Unrealized
                       Description                             Date       Contracts      Value      10/31/95     Appreciation
---------------------------------------------------------   -----------   ----------   ---------    ---------    -------------
U.S. Long Bond...........................................    12/19/95         2        $ 225,187    $ 234,125       $8,938

                       See notes to financial statements.

IEEE BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments securities, at value (Note 1)..............    $ 10,567,209
  Cash...................................................          21,076
  Receivables:
     Investment securities sold..........................          76,188
     Interest............................................          51,947
     Dividends...........................................           4,136
     Trust shares sold...................................          49,500
     Variation margin receivable.........................             562
     Expense reimbursement from Distributor..............          41,957
                                                             ------------
       Total Assets......................................      10,812,575
                                                             ------------
LIABILITIES:
  Options Written........................................           2,596
  Depreciation on Options Written........................           3,841
  Accrued liabilities: (Note 2)
     Administration fees.................................             905
     Distribution fees...................................           2,261
     Investment advisory fees............................           5,429
     Shareholder servicing fees..........................           2,261
     Sub-administration fees.............................             452
     Custody fees........................................           9,740
     Other...............................................          13,202
                                                             ------------
       Total Liabilities.................................          40,687
                                                             ------------
NET ASSETS:
  Paid in capital........................................       9,742,985
  Accumulated undistributed net investment income........           5,576
  Accumulated undistributed net realized gain/(loss) on
     investment transactions.............................        (294,959)
  Net unrealized appreciation/(depreciation) of
     investments
     and futures.........................................       1,318,286
                                                             ------------
       Net assets........................................    $ 10,771,888
                                                             ============
  Shares of beneficial interest outstanding (no par
     value; unlimited number of shares authorized):......         980,997
                                                             ============
  Net asset value, offering and redemption price per
     share (net assets/shares outstanding):..............          $10.98
                                                             ============
  Cost of Investments....................................    $  9,254,020
                                                             ============

                       See notes to financial statements.

IEEE BALANCED FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME: (Note 1C)
  Interest..................................................  $   233,600
  Dividends.................................................      114,251
                                                              -----------
     Total investment income................................      347,851
                                                              -----------
EXPENSES: (Note 2)
  Administration fees.......................................        9,592
  Distribution fees.........................................       23,980
  Investment Advisory fees..................................       62,347
  Shareholder servicing fees................................       23,980
  Sub-administration fees...................................        4,796
  Custodian fees............................................        8,980
  Printing and Postage......................................       13,001
  Professional fees.........................................       32,678
  Registration costs........................................       18,369
  Transfer agent fees.......................................       19,959
  Trustees fees.............................................          524
  Other.....................................................        8,007
                                                              -----------
     Total expenses.........................................      226,213
                                                              -----------
  Less amounts waived (Note 2A).............................        4,796
  Less expenses borne by the Distributor (Note 2C)..........      101,519
                                                              -----------
     Net expenses...........................................      119,898
                                                              -----------
       Net investment income................................      227,953
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain(loss) on:
     Investments............................................      (88,623)
  Change in net unrealized appreciation/depreciation on:
     Investments............................................    1,610,625
     Options contracts and futures..........................        5,097
                                                              -----------
  Net realized and unrealized gain on investments...........    1,527,099
                                                              -----------
       Net increase in net assets from operations...........  $ 1,755,052
                                                               ==========

                     See notes to the financial statements.

IEEE BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS for the periods indicated
--------------------------------------------------------------------------------

                                                    Year            Year
                                                   Ended            Ended
                                                  10/31/95        10/31/94
                                                ------------     -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income......................   $    227,953     $   194,078
  Net realized loss on investments, options
     and futures transactions................        (88,623)       (170,593)
  Change in net unrealized appreciation/
     depreciation............................      1,615,722        (308,895)
                                                ------------     -----------
     Increase in net assets from
       operations............................      1,755,052        (285,410)
                                                ------------     -----------
NET EQUALIZATION CREDITS (Note 1G):..........            275           8,840
                                                ------------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM (Note 1H):
  Net investment income......................       (232,953)       (197,425)
  In excess of net realized gains............             --         (36,213)
                                                ------------     -----------
          Total dividends and
            distributions....................       (232,953)       (233,638)
                                                ------------     -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (Note 5)
  Proceeds from shares sold..................      1,046,406       3,195,243
  Reinvestment of dividends and
     distributions...........................        226,991         227,054
  Payments for shares redeemed...............       (800,821)       (226,417)
                                                ------------     -----------
       Net increase in net assets from
          transactions in shares of
          beneficial interest................        472,576       3,195,880
                                                ------------     -----------
          Total increase in net assets.......      1,994,950       2,685,672
NET ASSETS:
  Beginning of period........................      8,776,938       6,091,266
                                                ------------     -----------
  End of period..............................   $ 10,771,888     $ 8,776,938
                                                ============      ==========

---------------
* Commencement of operations

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") is organized as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. IEEE Balanced Fund ("the Fund"), is a separate portfolio of the Trust. The Fund was established on September 8, 1993 for the purpose of providing IEEE members with a no-load balanced fund investment.

The merger of the IEEE Balanced Fund into the Vista Balanced Fund was approved at the October 13, 1995 Trustees' meeting, subject to the approval of the shareholders of the respective fund. It is expected that shareholders will be solicited for their vote during the first quarter of 1996.

     The following is a summary of significant accounting policies followed by the Fund:

     A. Valuation of investments -- Equity securities listed on a securities exchange or reported through the NASDAQ National Market system are valued at the last reported sale price on the principal exchange on the date of valuation. Securities for which sale prices are not available are valued at last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued using matrix pricing systems of a major dealer in bonds which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted exchange or over-the-counter prices. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

     B. Repurchase agreements -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian, or a bank with which the custodian bank has entered into a sub-custodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     D. Futures contracts -- When the Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

--------------------------------------------------------------------------------

     Use of futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the contract. The Fund held contracts outstanding at October 31, 1995 as listed on the Statement of Portfolio of Investments.

     The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     E. Written options -- When the Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

     The Fund writes options on futures on stock index and U.S. Treasury securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities.

     F. Federal income taxes -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of the Fund's distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     G. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

     H. Distributions to shareholders -- Dividends are paid to shareholders quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition--"temporary differences") such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. The reclassifications made for the Fund are as follows: paid-in capital was increased and accumulated undistributed net investment income was decreased by $275. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. The adjustment for the Fund relates primarily to the character for tax purposes of equalization.

--------------------------------------------------------------------------------

     I. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. Investment advisory fee -- The Chase Manhattan Bank, N.A. (the "Adviser") acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement. The Adviser is a wholly-owned subsidiary of The Chase Manhattan Corporation. The Adviser has retained the "Sub-Adviser" to provide portfolio advisory services. The Sub-Adviser is Atlanta Capital Management Company ("Atlanta Capital" or the "Sub-Adviser"), an investment advisory firm. For its services under the Investment Advisory Agreement, the Adviser receives an annual fee computed daily and paid monthly at an annual rate equal to .65% of the Fund's average daily net assets. The Adviser may, from time to time, waive all or a portion of its fees. For the year ended October 31, 1995, the Adviser waived fees of $4,796.

     The Adviser has retained the Sub-Adviser to provide portfolio management services pursuant to a Sub-Adviser Agreement ("Agreement"). Pursuant further to this Agreement the Adviser has agreed to pay the Sub-Adviser a monthly fee at the annual rate of .65% of the average daily net assets of the Fund less any amount of the advisory fee waived by the Adviser.

     B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Fund may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent will receive fees determined by a formula based upon the average number of accounts serviced and the number of transactions processed by such Shareholder Servicing Agent during the period for which payment is being made, and any out-of-pocket expenses incurred, provided that such fees will not exceed, on an annualized basis, 0.25% of the average daily net assets of the Fund.

     C. Distribution and Sub-administration fees -- Pursuant to a Distribution and Sub-administration Agreement, Vista Broker-Dealer Services, Inc. ("VBDS" or the "Distributor"), a wholly-owned subsidiary of Concord Holding Corp., which is a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of the Fund.

     The Trustees have approved a plan of distribution for the Fund, the "Vista Plan". Pursuant to the Vista Plan, the Fund may pay the Distributor a distribution fee not to exceed the annual rate of 0.25% of the Fund's average daily net assets for its services in connection with the distribution of Fund shares.

     For the year ended October 31, 1995, the Distributor reimbursed the Fund for expenses incurred amounting to $101,519.

     D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administra-

--------------------------------------------------------------------------------

     tor receives from the Fund a fee computed at the annual rate equal to 0.10% of the Fund's average daily net assets.

     E. Other -- Certain officers of the Trust are officers of VBDS or of its parent corporation, BISYS.

     Chase provides portfolio accounting and custody services for the Fund. Such amounts are presented in the Statement of Operations as custodian fees.

     On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge, which was approved by shareholders of both corporations on December 11, 1995, subject to the approval of regulators.

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1995, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government).........................................    $ 2,651,192
Sales (excluding U.S. Government).............................................      2,823,309
Purchases of U.S. Government..................................................        100,595
Sales of U.S. Government......................................................         69,692

Written option transactions on securities and stock indices during the period are summarized as follows:

                                                                Puts                     Calls
                                                        ---------------------    ---------------------
                                                        Number of    Premiums    Number of    Premiums
                                                        Contracts    Received    Contracts    Received
                                                        ---------    --------    ---------    --------
Options outstanding at 10/31/94......................       --            --         --            --
Options written......................................        1        $  469          2        $2,596
Options closed.......................................        1          (469)        --            --
                                                            --        ------         --        ------
Options outstanding at 10/31/95......................       --            --          2        $2,596
                                                            ==        ======         ==        ======

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1995 are as follows:

Aggregate cost................................................................    $9,254,020
                                                                                  ----------
Gross unrealized appreciation.................................................    $1,496,816
Gross unrealized depreciation.................................................      (183,627)
                                                                                  ----------
Net unrealized appreciation...................................................    $1,313,189
                                                                                  ==========

At October 31, 1995 the Fund had a net capital loss carryover of approximately $289,000. Such losses of approximately $202,000 and $87,000 will be available to offset capital gains arising through October 31, 2002 and October 31, 2003, respectively. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

--------------------------------------------------------------------------------

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of beneficial interest were as follows for the periods indicated:

                                                                              Year Ended
                                                                         ---------------------
                                                                         10/31/95     10/31/94
                                                                         --------     --------
Shares sold..........................................................     103,775      329,188
Shares issued in reinvestment of distributions.......................      22,456       23,821
Shares redeemed......................................................     (80,594)     (23,764)
                                                                         --------     --------
Net increase in shares of beneficial interest outstanding............      45,637      329,245
Outstanding shares at:
  Beginning of period................................................     935,360      606,115
                                                                         --------     --------
  End of period......................................................     980,997      935,360
                                                                         ========     ========

6. RETIREMENT PLAN -- During the year ended October 31, 1995, the Trust adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Trust, who have served as an independent director of the Trust, or other Vista Funds, for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Management has determined that the accrual for prior service costs is not material.

IEEE BALANCED FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout Each Period Indicated
--------------------------------------------------------------------------------

                                                Year Ended           9/15/93*
                                           ---------------------     through
                                           10/31/95     10/31/94     10/31/93
                                           --------     --------     --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of
     period............................    $   9.38      $ 10.05      $ 10.00
                                           --------     --------     --------
  Income from Investment operations:
     Net investment income.............       0.240        0.237        0.050
     Net gains (losses) in securities
       (both realized and
       unrealized).....................       1.610       (0.614)       0.014
                                           --------     --------     --------
     Total from Investment
       operations......................       1.850       (0.377)       0.064
                                           --------     --------     --------
  Less: Dividends from net investment
     income............................       0.246        0.240        0.014
  Distributions in excess of net
     realized capital losses...........      --            0.053       --
                                           --------     --------     --------
  Total Distributions..................       0.246        0.293        0.014
                                           --------     --------     --------
  Net Asset Value, End of Period.......     $10.98       $ 9.38      $ 10.05
                                           ========     ========     ========
  TOTAL RETURN.........................      19.93%       (3.78%)        0.64%
                                           ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000
     omitted)..........................      $0,772      $ 8,777     $  6,091
  Ratio of expenses to average net
     assets**..........................       1.25 %       1.12 %       0.00 %
  Ratio of net investment income to
     average net assets**..............       2.38 %       2.48 %       3.08 %
  Ratio of expenses without waivers and
     assumption of expenses to average
     net assets**......................       2.36 %       3.15 %       3.36 %
  Ratio of net investment income
     without waivers and assumption of
     expenses to average net
     assets**..........................       1.27 %       0.45 %      (0.28 %)
  Portfolio turnover rate..............         30 %         28 %          0 %

---------------
 * Commencement of operations.
** Short periods have been annualized.

                       See notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES
AND SHAREHOLDERS OF
MUTUAL FUND GROUP

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of IEEE Balanced Fund, (one of the portfolios constituting Mutual Fund Group, hereafter referred to as the "Trust"), at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for a share of beneficial interest outstanding for each of the two years in the period then ended and for the period September 15, 1993 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As more fully described in Note 1, the Trustees have approved the merger of IEEE Balanced Fund into Vista Balanced Fund, subject to shareholder approval.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 1995

                                   UNAUDITED
                               IEEE BALANCED FUND

--------------------------------------------------------------------------------

     Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds income and distributions for the taxable year ended October 31, 1995. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1995. The information necessary to complete your income tax returns for the calendar year ending December 31, 1995 will be received under separate cover.

     FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995.

     The following represents the source and percentage of income earned by the Fund from government obligations:

                                Government
                   Federal       National
U.S. Treasury     Home Loan      Mortgage
 Obligations         Bank         Assoc.
--------------    ----------    -----------
    28.80%          4.36%          3.56%

                     (This page intentionally left blank.)

                         VISTA FAMILY OF MUTUAL FUNDS
                          MANAGED BY CHASE MANHATTAN


  Vista offers a wide variety of professionally managed mutual funds that can help you meet your financial goals. For a brochure and prospectus containing more complete information on sales charges or expenses, contact your investment representative or call 1-800-34-VISTA. Please read the prospectus carefully before you invest or send money:



  VISTA EQUITY FUNDS              VISTA FIXED INCOME FUNDS
  Growth and Income Fund          U.S. Government Income Fund(2)
  Capital Growth Fund             Tax Free Income Fund
  Small Cap Equity Fund           New York Tax Free Income Fund
  Equity Income Fund              California Intermediate Tax Free Fund
  Growth Fund of Washington(1)
                                  VISTA MONEY MARKET FUNDS(2)
  VISTA BALANCED FUND             U.S. Government Money Market Fund
  Balanced Fund                   Treasury Plus Money Market Fund
                                  Tax Free Money Market Fund
  VISTA INTERNATIONAL FUNDS       New York Tax Free Money Market Fund
  Global Fixed Income Fund        California Tax Free Money Market Fund
  International Equity Fund       Global Money Market Fund
  European Fund                   Federal Money Market Fund
  Japan Fund                      Prime Money Market Fund
  Southeast Asian Fund            Select Shares of Connecticut Daily Tax
                                    Free Income Fund(3)
                                  Select Shares of New Jersey Daily Municipal
                                    Income Fund(3)


  Vista Broker-Dealer Services, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank, N.A. is the funds' portfolio adviser and provides other services to the funds.

  (1) Washington Investment Advisors, Inc. is the fund's investment adviser.

  (2) An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable Net Asset Value of $1.00 per share.

  (3) Vista Select Shares of Connecticut Daily Tax Free Income Fund, Inc., and Vista Select Shares of New Jersey Daily Municipal Income Fund, Inc., are not part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively. National bank subsidiaries of The Chase Manhattan Corporation do, however, perform shareholder servicing agent services for the funds, although they perform no other services for the funds, such as serving as investment adviser, custodian or administrator.

INVESTMENTS IN MUTUAL FUNDS ARE SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THEY ARE NOT DEPOSITS, OBLIGATIONS OF, ENDORSED OR GUARANTEED BY CHASE AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[VISTA LOGO]
--------------------------------------------------------------------------------
                                                                       ANNUAL
                                           -------------------------------------
                                                                       REPORT
 VISTA SERVICE CENTER
 P.O. BOX 419392
 KANSAS CITY, MO 64179

 INVESTMENT ADVISER,
 ADMINISTRATOR,
 SHAREHOLDER SERVICING AGENT
 AND CUSTODIAN
 The Chase Manhattan Bank, N.A.

 DISTRIBUTOR
 Vista Broker-Dealer Services,
 Inc.

 SUB-ADVISERS
 Atlanta Capital Management
 Company (with the Institute of
 Electrical and Electronic
 Engineers, Inc.)

 TRANSFER AGENT
 DST Systems, Inc.

 LEGAL COUNSEL
 Kramer, Levin, Naftalis, Nessen,
 Kamin & Frankel

 INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP

 Vista Broker-Dealer Services,
 Inc. is the Fund's distributor
 and is unaffiliated with Chase.
 The Chase Manhattan Bank, N.A. is
 the Fund's adviser.

 This report is submitted for the
 general information of the
 shareholders of the fund. It is
 not authorized for distribution
 to prospective investors in the
 fund unless preceded or
 accompanied by a prospectus. To
 obtain a prospectus for any of
 the Vista funds, call 1-800-34-
 VISTA. The prospectus contains
 more complete information,
 including charges and expenses.
 Please read it carefully before
 you invest or send money.

                           IEBAL-2

                                   IEEE
                                   BALANCED
                                   FUND

                              [ART]

                  FOR THE 12 MONTHS ENDED
                         OCTOBER 31, 1995